Document and Entity Information (USD $) In Millions, except Share data	12 Months Ended
	Dec. 31, 2010	Jun. 30, 2010	Feb. 07, 2011 PG&E Corporation [Member]	Feb. 07, 2011 Pacific Gas and Electric Company [Member]
Document Type	10-K
Document Period End Date	Dec 31, 2010
Amendment Flag	false
Entity Filer Category	Large Accelerated Filer
Entity Registrant Name	PG&E CORP
Entity Central Index Key	0001004980
Current Fiscal Year End Date	--12-31
Document Fiscal Year Focus	2010
Document Fiscal Period Focus	FY
Entity Well-known Seasoned Issuer	Yes
Entity Current Reporting Status	Yes
Entity Voluntary Filers	No
Entity Public Float		$ 16,024
Entity Common Stock, Shares Outstanding			396,258,407	264,374,809

CONSOLIDATED STATEMENTS OF INCOME (USD $) In Millions, except Per Share data	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Operating Revenues
Electric	$ 10,645	$ 10,257	$ 10,738
Natural gas	3,196	3,142	3,890
Total operating revenues	13,841	13,399	14,628
Operating Expenses
Cost of electricity	3,898	3,711	4,425
Cost of natural gas	1,291	1,291	2,090
Operating and maintenance	4,439	4,346	4,201
Depreciation, amortization, and decommissioning	1,905	1,752	1,651
Total operating expenses	11,533	11,100	12,367
Operating Income	2,308	2,299	2,261
Interest income	9	33	94
Interest expense	(684)	(705)	(728)
Other income (expense), net	27	67	(4)
Income Before Income Taxes	1,660	1,694	1,623
Income tax provision	547	460	425
Income from Continuing Operations	1,113	1,234	1,198
Discontinued Operations
NEGT income tax benefit			154
Net Income	1,113	1,234	1,352
Preferred stock dividend requirement of subsidiary	14	14	14
Income Available for Common Shareholders	$ 1,099	$ 1,220	$ 1,338
Weighted Average Common Shares Outstanding, Basic	382	368	357
Weighted Average Common Shares Outstanding, Diluted	392	386	358
Earnings Per Common Share from Continuing Operations, Basic	$ 2.86	$ 3.25	$ 3.23
Net Earnings Per Common Share, Basic	$ 2.86	$ 3.25	$ 3.64
Earnings Per Common Share from Continuing Operations, Diluted	$ 2.82	$ 3.2	$ 3.22
Net Earnings Per Common Share, Diluted	$ 2.82	$ 3.2	$ 3.63
Dividends Declared Per Common Share	$ 1.82	$ 1.68	$ 1.56

CONSOLIDATED BALANCE SHEETS (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Current Assets
Cash and cash equivalents	$ 291	$ 527
Restricted cash ( $38 and $39 related to energy recovery bonds at December 31, 2010 and 2009, respectively)	563	633
Accounts receivable
Customers (net of allowance for doubtful accounts of $81 and $68 at December 31, 2010 and 2009, respectively)	944	859
Accrued unbilled revenue	649	671
Regulatory balancing accounts	1,105	1,109
Other	794	750
Regulatory assets	599	427
Inventories
Gas stored underground and fuel oil	152	114
Materials and supplies	205	200
Income taxes receivable	47	127
Other	193	240
Total current assets	5,542	5,657
Property, Plant, and Equipment
Electric	33,508	30,481
Gas	11,382	10,697
Construction work in progress	1,384	1,888
Other	15	14
Total property, plant, and equipment	46,289	43,080
Accumulated depreciation	(14,840)	(14,188)
Net property, plant, and equipment	31,449	28,892
Other Noncurrent Assets
Regulatory assets ( $735 and $1,124 related to energy recovery bonds at December 31, 2010 and 2009, respectively)	5,846	5,522
Nuclear decommissioning trusts	2,009	1,899
Income taxes receivable	565	596
Other	614	379
Total other noncurrent assets	9,034	8,396
TOTAL ASSETS	46,025	42,945
Current Liabilities
Short-term borrowings	853	833
Long-term debt, classified as current	809	342
Energy recovery bonds, classified as current	404	386
Accounts payable
Trade creditors	1,129	984
Disputed claims and customer refunds	745	773
Regulatory balancing accounts	256	281
Other	379	349
Interest payable	862	818
Income taxes payable	77	214
Deferred income taxes	113	332
Other	1,558	1,501
Total current liabilities	7,185	6,813
Noncurrent Liabilities
Long-term debt	10,906	10,381
Energy recovery bonds	423	827
Regulatory liabilities	4,525	4,125
Pension and other postretirement benefits	2,234	1,773
Asset retirement obligations	1,586	1,593
Deferred income taxes	5,547	4,732
Other	2,085	2,116
Total noncurrent liabilities	27,306	25,547
Commitments and Contingencies (Note 15)
Shareholders' Equity
Preferred stock
Common stock, no par value, authorized 800,000,000 shares, 395,227,205 shares outstanding at December 31, 2010 and 371,272,457 shares outstanding at December 31, 2009	6,878	6,280
Reinvested earnings	4,606	4,213
Accumulated other comprehensive loss	(202)	(160)
Total shareholders' equity	11,282	10,333
Noncontrolling Interest - Preferred Stock of Subsidiary	252	252
Total equity	11,534	10,585
TOTAL LIABILITIES AND EQUITY	$ 46,025	$ 42,945

CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Millions, except Share data	Dec. 31, 2010	Dec. 31, 2009
Current Assets
Restricted cash	$ 563	$ 633
Allowance for doubtful accounts	81	68
Other Noncurrent Assets
Regulatory assets	599	427
Shareholders' Equity
Common stock, par value	$ 0	$ 0
Common stock, shares authorized	800,000,000	800,000,000
Common stock, shares outstanding	395,227,205	371,272,457
Energy Recovery Bonds [Member]
Current Assets
Restricted cash	38	39
Other Noncurrent Assets
Regulatory assets	$ 735	$ 1,124

CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Cash Flows from Operating Activities
Net income	$ 1,113	$ 1,234	$ 1,352
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization, and decommissioning	2,151	1,947	1,863
Allowance for equity funds used during construction	(110)	(94)	(70)
Deferred income taxes and tax credits, net	756	809	590
Other	47	(26)	(6)
Effect of changes in operating assets and liabilities:
Accounts receivable	(44)	156	(87)
Inventories	(43)	109	(59)
Accounts payable	48	(40)	(140)
Disputed claims and customer refunds		(700)
Income taxes receivable/payable	(78)	171	(59)
Other current assets	(9)	122	(185)
Other current liabilities	120	172	90
Regulatory assets, liabilities, and balancing accounts, net	(394)	(516)	(374)
Other changes in noncurrent assets and liabilities	(351)	(305)	(152)
Net cash provided by (used in) operating activities	3,206	3,039	2,763
Cash Flows from Investing Activities
Capital expenditures	(3,802)	(3,958)	(3,628)
Decrease in restricted cash	66	666	36
Proceeds from sales and maturities of nuclear decommissioning trust investments	1,405	1,351	1,635
Purchases of nuclear decommissioning trust investments	(1,456)	(1,414)	(1,684)
Other	(70)	19	(11)
Net cash provided by (used in) investing activities	(3,857)	(3,336)	(3,652)
Cash Flows from Financing Activities
Borrowings under revolving credit facilities	490	300	533
Repayments under revolving credit facilities	(490)	(300)	(783)
Net issuances of commercial paper, net of discount of $3 in 2010 and 2009, and $11 in 2008	267	43	6
Proceeds from issuance of short-term debt, net of issuance costs of $1 in 2010 and 2009	249	499
Proceeds from issuance of long-term debt, net of premium, discount, and issuance costs of $23 in 2010, $29 in 2009, and $19 in 2008	1,327	1,730	2,185
Short-term debt matured	(500)
Long-term debt matured or repurchased	(95)	(909)	(454)
Energy recovery bonds matured	(386)	(370)	(354)
Common stock issued	303	219	225
Common stock dividends paid	(662)	(590)	(546)
Other	(88)	(17)	(49)
Net cash provided by (used in) financing activities	415	605	763
Net change in cash and cash equivalents	(236)	308	(126)
Cash and cash equivalents at January 1	527	219	345
Cash and cash equivalents at December 31	291	527	219
Cash received (paid) for:
Interest, net of amounts capitalized	(627)	(612)	(523)
Income taxes, net	(135)	359	112
Supplemental disclosures of noncash investing and financing activities
Common stock dividends declared but not yet paid	183	157	143
Capital expenditures financed through accounts payable	364	273	348
Noncash common stock issuances	$ 265	$ 50	$ 22

CONSOLIDATED STATEMENTS OF CASH FLOWS (Parenthetical) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Cash Flows from Financing Activities
Net issuances of commercial paper, discount	$ 3	$ 3	$ 11
Proceeds from issuance of short-term debt, issuance costs	1	1
Proceeds from issuance of long-term debt, premium, discount and issuance costs	$ 23	$ 29	$ 19

CONSOLIDATED STATEMENTS OF EQUITY (USD $) In Millions, except Share data	Common Stock Shares [Member]	Common Stock Amount [Member]	Common Stock Held by Subsidiary [Member]	Reinvested Earnings [Member]	Accumulated Other Comprehensive Income (Loss) [Member]	Total Shareholders' Equity [Member]	Noncontrolling Interest - Preferred Stock of Subsidiary [Member]	Comprehensive Income [Member]	Total
Balance at Dec. 31, 2007		$ 6,110	$ (718)	$ 3,151	$ 10	$ 8,553	$ 252		$ 8,805
Balance, in shares at Dec. 31, 2007	379,646,276
Income available for common shareholders				1,338		1,338		1,338	1,338
Employee benefit plan adjustment (net of income tax benefit)					(231)	(231)		(231)	(231)
Comprehensive income								1,107
Common stock issued, net		247				247			247
Common stock issued, net, shares	7,365,909
Common stock cancelled		(403)	718	(315)
Common stock cancelled, shares	(24,665,500)
Stock-based compensation amortization		24				24			24
Common stock dividends declared and paid				(417)		(417)			(417)
Common stock dividends declared but not yet paid				(143)		(143)			(143)
Tax benefit (expense) from employee stock plans		6				6			6
Balance at Dec. 31, 2008		5,984		3,614	(221)	9,377	252		9,629
Balance, in shares at Dec. 31, 2008	362,346,685
Income available for common shareholders				1,220		1,220		1,220	1,220
Employee benefit plan adjustment (net of income tax benefit)					61	61		61	61
Comprehensive income								1,281
Common stock issued, net		269				269			269
Common stock issued, net, shares	8,925,772
Stock-based compensation amortization		20				20			20
Common stock dividends declared and paid				(464)		(464)			(464)
Common stock dividends declared but not yet paid				(157)		(157)			(157)
Tax benefit (expense) from employee stock plans		7				7			7
Balance at Dec. 31, 2009		6,280		4,213	(160)	10,333	252		10,585
Balance, in shares at Dec. 31, 2009	371,272,457								371,272,457
Net income				1,113		1,113		1,113	1,113
Employee benefit plan adjustment (net of income tax benefit)					(42)	(42)		(42)	(42)
Comprehensive income								1,071
Common stock issued, net		568				568			568
Common stock issued, net, shares	23,954,748
Stock-based compensation amortization		34				34			34
Common stock dividends declared				(706)		(706)			(706)
Tax benefit (expense) from employee stock plans		(4)				(4)			(4)
Preferred stock dividend requirement of subsidiary				(14)		(14)			(14)
Balance at Dec. 31, 2010		$ 6,878		$ 4,606	$ (202)	$ 11,282	$ 252		$ 11,534
Balance, in shares at Dec. 31, 2010	395,227,205								395,227,205

CONSOLIDATED STATEMENTS OF EQUITY (Parenthetical) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
CONSOLIDATED STATEMENTS OF EQUITY (Parenthetical)
Tax (expense) benefit from employee stock plans	$ 25	$ (8)	$ 156

ORGANIZATION AND BASIS OF PRESENTATION	12 Months Ended
Dec. 31, 2010
ORGANIZATION AND BASIS OF PRESENTATION
ORGANIZATION AND BASIS OF PRESENTATION

NOTE 1: ORGANIZATION AND BASIS OF PRESENTATION

PG&E Corporation is a holding company whose primary purpose is to hold interests in energy-based businesses. PG&E Corporation conducts its business principally through Pacific Gas and Electric Company ("Utility"), a public utility operating in northern and central California. The Utility generates revenues mainly through the sale and delivery of electricity and natural gas to customers. The Utility is regulated by the California Public Utilities Commission ("CPUC") and the Federal Energy Regulatory Commission ("FERC"). The Utility's accounts for electric and gas operations are maintained in accordance with the Uniform System of Accounts prescribed by the FERC.

This is a combined annual report of PG&E Corporation and the Utility. The Notes to the Consolidated Financial Statements apply to both PG&E Corporation and the Utility. PG&E Corporation's Consolidated Financial Statements include the accounts of PG&E Corporation, the Utility, and other wholly owned and controlled subsidiaries. The Utility's Consolidated Financial Statements include the accounts of the Utility and its wholly owned and controlled subsidiaries. All intercompany transactions have been eliminated from the Consolidated Financial Statements.

The accompanying Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for annual financial statements and in accordance with the instructions to Form 10-K and Regulation S-X promulgated by the Securities and Exchange Commission ("SEC"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions based on a wide range of factors, including future regulatory decisions and economic conditions that are difficult to predict. Some of the more critical estimates and assumptions relate to the Utility's regulatory assets and liabilities, environmental remediation liabilities, asset retirement obligations ("ARO"), and pension plan and other postretirement plan obligations. In addition, management has made significant estimates and assumptions for accruals related to the rupture of a natural gas transmission pipeline owned and operated by the Utility in the City of San Bruno, California on September 9, 2010, as well as accruals for various legal matters. (See Note 15 below.) Management believes that its estimates and assumptions reflected in the Consolidated Financial Statements are appropriate and reasonable. Actual results could differ materially from those estimates.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2010
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and Cash Equivalents

Cash equivalents consist of short-term, highly liquid investments with original maturities of three months or less. Cash equivalents are stated at cost, which approximates fair value. PG&E Corporation and the Utility invest their cash primarily in money market funds.

Restricted Cash

Restricted cash consists primarily of the Utility's cash held in escrow pending the resolution of the remaining disputed claims made by electricity suppliers in the Utility's proceeding under Chapter 11 of the U.S. Bankruptcy Code ("Chapter 11"). (See Note 13 below.) Restricted cash also includes the Utility's deposits of cash and cash equivalents made under certain third-party agreements.

Allowance for Doubtful Accounts Receivable

PG&E Corporation and the Utility recognize an allowance for doubtful accounts to record accounts receivable at estimated net realizable value. The allowance is determined based upon a variety of factors, including historical write-off experience, aging of receivables, current economic conditions, and assessment of customer collectability.

Inventories

Inventories are carried at weighted average cost and are valued at the lower of weighted-average cost or market. Inventories include materials, supplies, and natural gas stored underground. Materials and supplies are charged to inventory when purchased and then expensed or capitalized to plant, as appropriate, when consumed or installed. Natural gas stored underground represents purchases that are injected into inventory and then expensed at average cost when withdrawn and distributed to customers or used in electric generation.

Property, Plant, and Equipment

Property, plant, and equipment are reported at their original cost. These original costs include labor and materials, construction overhead, and allowance for funds used during construction ("AFUDC").

The Utility's balances at December 31, 2010 are as follows:

(in millions)	Gross Plant as of December 31, 2010	Accumulated Depreciation as of December 31, 2010	Net Plant as of December 31, 2010
Electricity generating facilities (1)	$6,012	$(1,404)	$4,608
Electricity distribution facilities	20,991	(7,161)	13,830
Electricity transmission	6,505	(1,829)	4,676
Natural gas distribution facilities	7,443	(2,819)	4,624
Natural gas transportation and storage	3,939	(1,613)	2,326
Construction work in progress	1,384	—	1,384

Total	$46,274	$(14,826)	$31,448

(1)

Balance includes nuclear fuel inventories. Stored nuclear fuel inventory is stated at weighted average cost. Nuclear fuel in the reactor is expensed as it is used based on the amount of energy output. (See Note 15 below.)

The Utility's balances at December 31, 2009 are as follows:

(in millions)	Gross Plant as of December 31, 2009	Accumulated Depreciation as of December 31, 2009	Net Plant as of December 31, 2009
Electricity generating facilities (1)	$4,777	$(1,279)	$3,498
Electricity distribution facilities	19,924	(6,924)	13,000
Electricity transmission	5,780	(1,751)	4,029
Natural gas distribution facilities	7,069	(2,667)	4,402
Natural gas transportation and storage	3,628	(1,554)	2,074
Construction work in progress	1,888	—	1,888

Total	$43,066	$(14,175)	$28,891

(1)

Balance includes nuclear fuel inventories. Stored nuclear fuel inventory is stated at weighted average cost. Nuclear fuel in the reactor is expensed as it is used based on the amount of energy output. (See Note 15 below.)

AFUDC

AFUDC is a method used to compensate the Utility for the estimated cost of debt (interest) and equity funds used to finance regulated plant additions and is capitalized as part of the cost of construction projects. AFUDC is recoverable from customers through rates over the life of the related property once the property is placed in service. The portion of AFUDC related to the cost of debt is recorded as a reduction to interest expense. AFUDC related to the cost of equity is recorded in other income. The Utility recorded AFUDC of  $110 million and  $50 million during 2010,  $95 million and  $44 million during 2009,  $70 million and  $44 million during 2008, related to equity and debt, respectively.

Depreciation

The Utility depreciates property, plant, and equipment on a straight-line basis over the estimated useful lives. The composite, or group, method of depreciation is used, in which a single depreciation rate is applied to the gross investment in a particular class of property. The Utility's composite depreciation rate was 3.38% in 2010, 3.43% in 2009, and 3.38% in 2008.

Estimated Useful Lives
Electricity generating facilities	4 to 37 years
Electricity distribution facilities	16 to 58 years
Electricity transmission	40 to 70 years
Natural gas distribution facilities	24 to 52 years
Natural gas transportation and storage	25 to 48 years

The useful lives of the Utility's property, plant, and equipment are authorized by the CPUC and the FERC, and the depreciation expense is recovered through rates charged to customers. Depreciation expense includes a component for the original cost of assets and a component for estimated cost of future removal, net of any salvage value at retirement. Upon retirement, the original cost of the retired assets, net of salvage value, is charged to accumulated depreciation. The cost of repairs and maintenance, including planned major maintenance activities and minor replacements of property, is charged to operating and maintenance expense as incurred.

Capitalized Software Costs

PG&E Corporation and the Utility capitalize costs incurred during the application development stage of internal use software projects to property, plant, and equipment. PG&E Corporation and the Utility amortize capitalized software costs ratably over the expected lives of the software, ranging from 3 to 15 years and commencing upon operational use. Capitalized software costs totaled  $580 million at December 31, 2010 and  $562 million at December 31, 2009, net of accumulated amortization of  $386 million at December 31, 2010 and  $315 million at December 31, 2009. Amortization expense for capitalized software was  $94 million in 2010,  $37 million in 2009, and  $73 million in 2008. Amortization expense is estimated to be approximately  $120 million annually for 2011 through 2015.

Regulation and Regulated Operations

As a regulated entity, the Utility's rates are designed to recover the costs of providing service. The Utility capitalizes and records, as a regulatory asset, costs that would otherwise be charged to expense if it is probable that the incurred costs will be recovered in future rates. Regulatory assets are amortized over the future periods that the costs are recovered. If costs expected to be incurred in the future are currently being recovered through rates, the Utility records those expected future costs as regulatory liabilities. In addition, amounts that are probable of being credited or refunded to customers in the future are recorded as regulatory liabilities.

The Utility uses regulatory balancing accounts to accumulate differences between actual billed and unbilled revenues and the Utility's authorized revenue requirements for the period. The Utility also uses regulatory balancing accounts to accumulate differences between incurred costs and actual billed and unbilled revenues, as well as differences between incurred costs and authorized revenue meant to recover those costs. Under-collections that are probable of recovery through regulated rates are recorded as regulatory balancing account assets. Over-collections that are probable of being refunded to customers are recorded as regulatory balancing account liabilities. For further discussion please see "Revenue Recognition" below.

To the extent that portions of the Utility's operations cease to be subject to cost-of-service rate regulation, or recovery is no longer probable as a result of changes in regulation or other reasons, the related regulatory assets and liabilities are written off.

Intangible Assets

Intangible assets primarily consist of hydroelectric facility licenses with lives ranging from 19 to 40 years. The gross carrying amount of the hydroelectric facility licenses and other agreements was  $112 million at December 31, 2010 and  $110 million at December 31, 2009. The accumulated amortization was  $44 million at December 31, 2010 and  $40 million at December 31, 2009.

The Utility's amortization expense related to intangible assets was  $4 million in 2010, 2009, and 2008. The estimated annual amortization expense for 2011 through 2015 based on the December 31, 2010 intangible assets balance is  $3 million. Intangible assets are recorded to other noncurrent assets – other in the Consolidated Balance Sheets.

Asset Retirement Obligations

PG&E Corporation and the Utility record an ARO at fair value in the period in which the obligation is incurred if the fair value can be reasonably estimated. In the same period, the associated asset retirement costs are capitalized as part of the carrying amount of the related long-lived asset. In each subsequent period, the liability is accreted to its present value, and the capitalized cost is depreciated over the useful life of the long-lived asset. PG&E Corporation and the Utility also record a liability if a legal obligation to perform an asset retirement exists and can be reasonably estimated, but performance is conditional upon a future event. The Utility recognizes regulatory assets or liabilities as a result of timing differences between the recognition of costs and the costs recovered through the ratemaking process.

The Utility has an ARO for its nuclear generation and certain fossil fueled generation facilities. The Utility has also identified AROs related to asbestos contamination in buildings, potential site restoration at certain hydroelectric facilities, fuel storage tanks, and contractual obligations to restore leased property to pre-lease condition. Additionally, the Utility has recorded AROs related to gas distribution, gas transmission, electric distribution, and electric transmission system assets.

Detailed studies of the cost to decommission the Utility's nuclear power plants are conducted every three years in conjunction with the Nuclear Decommissioning Cost Triennial Proceedings ("NDCTP") conducted by the CPUC. The decommissioning cost estimates are based on the plant location and cost characteristics for the Utility's nuclear power plants. Actual decommissioning costs may vary from these estimates as a result of changes in assumptions such as decommissioning dates; regulatory requirements; technology; and costs of labor, materials, and equipment. Estimated cash flows were revised as a result of the studies completed in the first quarter of 2009.

For GAAP purposes, the Utility adjusts its nuclear decommissioning obligation to reflect changes in the estimate of decommissioning its nuclear power facilities and records this as an adjustment to ARO on its Consolidated Balance Sheets. The total nuclear decommissioning obligation accrued in accordance with GAAP was  $1.2 billion at December 31, 2010 and  $1.4 billion at December 31, 2009. For regulatory purposes, the estimated undiscounted nuclear decommissioning cost for the Utility's nuclear power plants was approximately  $2.3 billion at December 31, 2010 and 2009 (or approximately  $4.4 billion and  $4.6 billion in future dollars, respectively). These estimates are based on the 2009 decommissioning cost studies, prepared in accordance with CPUC requirements.

Differences between amounts collected in rates for decommissioning the Utility's nuclear power facilities and the decommissioning obligation recorded in accordance with GAAP are reflected as a regulatory liability. (See Note 3 below.)

A reconciliation of the changes in the ARO liability is as follows:

(in millions)
ARO liability at December 31, 2008	$1,684
Revision in estimated cash flows	(129)
Accretion	98
Liabilities settled	(60)

ARO liability at December 31, 2009	1,593

Revision in estimated cash flows	(23)
Accretion	93
Liabilities settled	(77)

ARO liability at December 31, 2010	$1,586

The Utility has identified additional ARO for which a reasonable estimate of fair value could not be made. The Utility has not recognized a liability related to these additional obligations, which include obligations to restore land to its pre-use condition under the terms of certain land rights agreements, removal and proper disposal of lead-based paint contained in some Utility facilities, removal of certain communications equipment from leased property, and retirement activities associated with substation and certain hydroelectric facilities. The Utility was not able to reasonably estimate the ARO associated with these assets because the settlement date of the obligation was indeterminate and information sufficient to reasonably estimate the settlement date or range of settlement dates does not exist. Land rights, communications equipment leases, and substation facilities will be maintained for the foreseeable future, and therefore, the Utility cannot reasonably estimate the settlement date or range of settlement dates for the obligations associated with these assets. The Utility does not have information available that specifies which facilities contain lead-based paint and, therefore, cannot reasonably estimate the settlement date(s) associated with the obligation. The Utility will maintain and continue to operate its hydroelectric facilities until the operation of a facility becomes uneconomical. The operation of the majority of the Utility's hydroelectric facilities is currently, and for the foreseeable future, economically beneficial. Therefore, the settlement date cannot be determined at this time.

Impairment of Long-Lived Assets

PG&E Corporation and the Utility evaluate the carrying amounts of long-lived assets for impairment, based on projections of undiscounted future cash flows, whenever events occur or circumstances change that may affect the recoverability or the estimated life of long-lived assets. If this evaluation indicates that such cash flows are not expected to fully recover the assets, the assets are written down to their estimated fair value. No significant impairments were recorded in 2010, 2009, or 2008.

Gains and Losses on Debt Extinguishments

Gains and losses on debt extinguishments associated with regulated operations are deferred and amortized over the remaining original amortization period of the debt reacquired, consistent with recovery of costs through regulated rates. PG&E Corporation and the Utility recorded unamortized loss on debt extinguishments, net of gain, of  $204 million and  $227 million at December 31, 2010 and 2009, respectively. The amortization expense related to this loss was  $23 million in 2010,  $25 million in 2009, and  $26 million in 2008. Deferred gains and losses on debt extinguishments are recorded to other and other noncurrent assets – regulatory assets in the Consolidated Balance Sheets.

Gains and losses on debt extinguishments associated with unregulated operations are fully recognized at the time such debt is reacquired and are reported as a component of interest expense.

Accumulated Other Comprehensive Income (Loss)

Accumulated other comprehensive income (loss) reports a measure for accumulated changes in equity of an enterprise that result from transactions and other economic events, other than transactions with shareholders. The following table sets forth the after-tax changes in each component of accumulated other comprehensive income (loss):

	Employee Benefit Plans – Accumulated Other Comprehensive Income (Loss)
(in millions)	2010	2009	2008
Balance at beginning of year	$(160)	$(221)	$10

Period change in pension benefits and other benefits:
Unrecognized prior service cost (1)	(29)	(1)	37
Unrecognized net gain (loss) (2)	(110)	363	(1,583)
Unrecognized net transition obligation (3)	15	15	15
Transfer to regulatory account (4, 5)	82	(316)	1,300

Balance at end of year	$(202)	$(160)	$(221)

(1)	Net of income tax benefit (expense) of $20 million, $1 million, $(27) million for December 31, 2010, 2009, and 2008, respectively.
(2)	Net of income tax benefit (expense) of $73 million, $(216) million, $1,088 million for December 31, 2010, 2009, and 2008, respectively.
(3)	Net of income tax benefit (expense) of $(11) million for December 31, 2010, 2009, and 2008.
(4)	Net of income tax benefit (expense) of $(57) million, $218 million, $(894) million for December 31, 2010, 2009, and 2008, respectively.
(5)	Amounts transferred to the pension regulatory asset are probable of recovery from customers in future rates.

There was no material difference between PG&E Corporation's and the Utility's accumulated other comprehensive income (loss) for the periods presented above.

Revenue Recognition

The Utility recognizes revenues after persuasive evidence of an arrangement exists, delivery has occurred, or services have been rendered; the price to the customer is fixed or determinable and collectability is reasonably assured. Revenues meet these criteria as the electricity and natural gas services are delivered, and include amounts for services rendered but not yet billed at the end of the period.

The Utility recognizes revenues after the CPUC or the FERC has authorized rate recovery, amounts are objectively determinable and probable of recovery, and amounts will be collected within 24 months. (See Note 3 below.)

The CPUC authorizes most of the Utility's revenue requirements in its general rate case ("GRC"), which generally occurs every three years. The Utility's ability to recover revenue requirements authorized by the CPUC in the GRC does not depend on the volume of the Utility's sales of electricity and natural gas services. Generally, the revenue recognition criteria are met ratably over the year.

The CPUC also has authorized the Utility to collect additional revenue requirements to recover certain costs that the Utility has been authorized to pass on to customers, including costs to purchase electricity and natural gas; to fund public purpose, demand response, and customer energy efficiency programs; and to recover certain capital expenditures. Generally, the revenue recognition criteria for pass through costs billed to customers are met at the time the costs are incurred.

The Utility's revenues and earnings also are affected by incentive ratemaking mechanisms that adjust rates depending on the extent the Utility meets certain performance criteria. (See Note 15 below.)

The FERC authorizes the Utility's revenue requirements in annual transmission owner rate cases. The Utility's ability to recover revenue requirements authorized by the FERC is dependent on the volume of the Utility's electricity sales, and revenue is recognized only for amounts billed and unbilled.

In determining whether revenue transactions should be presented net of the related expenses, the Utility considers various factors, including whether the Utility takes title to the product being delivered, has latitude in establishing price for the product, and is subject to the customer credit risk. In January 2001, the California Department of Water Resources ("DWR") began purchasing electricity to meet the portion of demand of the California investor-owned electric utilities that was not being satisfied from the utilities' own generation facilities and existing electricity contracts. The Utility acts as a billing and collection agent on behalf of the DWR and does not have any authority to set prices for the energy delivered. The Utility does not assume customer credit risk nor take title to the electricity being delivered to the customer. Therefore, the Utility presents the electricity revenues for amounts delivered to customers net of the cost of electricity delivered by the DWR.

Income Taxes

PG&E Corporation and the Utility use the liability method of accounting for income taxes. Income tax provision (benefit) includes current and deferred income taxes resulting from operations during the year. Investment tax credits are deferred and amortized to income over time. The Utility amortizes its investment tax credits over the life of the related property in accordance with regulatory treatment. PG&E Corporation amortizes its investment tax credits over the projected investment recovery period or the life of the arrangement for its tax equity arrangements. (See Note 9 below.)

PG&E Corporation and the Utility recognize a tax benefit if it is more likely than not that a tax position taken or expected to be taken in a tax return will be sustained upon examination by taxing authorities based on the merits of the position. The tax benefit recognized in the financial statements is measured based on the largest amount of benefit that is greater than 50% likely of being realized upon settlement. The difference between a tax position taken or expected to be taken in a tax return and the benefit recognized and measured pursuant to this guidance represents an unrecognized tax benefit.

PG&E Corporation files a consolidated U.S. federal income tax return that includes domestic subsidiaries in which its ownership is 80% or more. In addition, PG&E Corporation files a combined state income tax return in California. PG&E Corporation and the Utility are parties to a tax-sharing agreement under which the Utility determines its income tax provision (benefit) on a stand-alone basis.

Nuclear Decommissioning Trusts

The Utility's nuclear power facilities consist of two units at Diablo Canyon and the retired facility at Humboldt Bay. Nuclear decommissioning requires the safe removal of nuclear facilities from service and the reduction of residual radioactivity to a level that permits termination of the Nuclear Regulatory Commission ("NRC") license and release of the property for unrestricted use. The Utility's nuclear decommissioning costs are recovered from customers through rates.

The Utility classifies its investments held in the nuclear decommissioning trust as "available-for-sale." As the Utility's nuclear decommissioning trust assets are managed by external investment managers, the Utility does not have the ability to sell its investments at their discretion. Therefore, all unrealized losses are considered other-than-temporary impairments. Gains or losses on the nuclear decommissioning trust investments are refundable or recoverable, respectively, from customers. Therefore, trust earnings are deferred and included in the regulatory liability for recoveries in excess of the ARO. There is no impact on the Utility's earnings or accumulated other comprehensive income. The cost of debt and equity securities sold is determined by specific identification.

Accounting for Derivatives and Hedging Activities

Derivative instruments are recorded in PG&E Corporation's and the Utility's Consolidated Balance Sheets at fair value, unless they qualify for the normal purchase and sales exception. Changes in the fair value of derivative instruments are recorded in earnings or, to the extent that they are recoverable through regulated rates, are deferred and recorded in regulatory accounts. Derivative instruments may be designated as cash flow hedges when they are entered into in order to hedge variable price risk associated with the purchase of commodities. For cash flow hedges, fair value changes are deferred in accumulated other comprehensive income and recognized in earnings as the hedged transactions occur, unless they are recovered in rates, in which case they are recorded in regulatory accounts.

As of September 30, 2009, the Utility de-designated all cash flow hedge relationships. Due to the regulatory accounting treatment described above, the de-designation of cash flow hedge relationships had no impact on net income or the Consolidated Balance Sheets.

The normal purchase and sales exception to derivative accounting requires, among other things, physical delivery of quantities expected to be used or sold over a reasonable period in the normal course of business. Transactions for which the normal purchase and sales exception is elected are not reflected in the Consolidated Balance Sheets at fair value. They are accounted for under the accrual method of accounting. Therefore, expenses are recognized as incurred.

PG&E Corporation and the Utility offset the cash collateral paid or cash collateral received against the fair value amounts recognized for derivative instruments executed with the same counterparty under a master netting arrangement where the right of offset exists and where PG&E Corporation and the Utility intends to set off. (See Note 10 below.)

Fair Value Measurements

PG&E Corporation and the Utility determine the fair value of certain assets and liabilities based on assumptions that market participants would use in pricing the assets or liabilities. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, or the "exit price." PG&E Corporation and the Utility utilize a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value and give precedence to observable inputs in determining fair value. An instrument's level within the hierarchy is based on the lowest level of any significant input to the fair value measurement. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). (See Note 11 below.)

Adoption of New Accounting Pronouncements

Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities

On January 1, 2010, PG&E Corporation and the Utility adopted an accounting standards update that changes when and how to determine, or re-determine, whether an entity is a variable interest entity ("VIE"), which could require consolidation. In addition, the accounting standards update replaces the quantitative approach for determining who has a controlling financial interest in a VIE with a qualitative approach and requires ongoing assessments of whether an entity is the primary beneficiary of a VIE. The adoption of the accounting standards update did not have a material impact on PG&E Corporation's or the Utility's Consolidated Financial Statements.

PG&E Corporation and the Utility are required to consolidate any entities that they control. In most cases, control can be determined based on majority ownership or voting interests. However, for certain entities, control is difficult to discern based on ownership or voting interests alone. These entities are referred to as VIEs. A VIE is an entity that does not have sufficient equity at risk to finance its activities without additional subordinated financial support from other parties, or whose equity investors lack any characteristics of a controlling financial interest. An enterprise has a controlling financial interest if it has the obligation to absorb expected losses or receive expected gains that could potentially be significant to a VIE and the power to direct the activities that are most significant to a VIE's economic performance. An enterprise that has a controlling financial interest is known as the VIE's primary beneficiary and is required to consolidate the VIE.

Some of the counterparties to the Utility's power purchase agreements are considered VIEs. In determining whether the Utility has a controlling financial interest in a VIE, the Utility must first assess whether it absorbs any of the VIE's expected losses or receives any portion of the VIE's expected residual returns, as a result of power purchase agreements. This assessment includes an evaluation of how the risks and rewards associated with the power plant's activities are absorbed by variable interest holders. These VIEs are typically exposed to credit risk, production risk, commodity price risk, and any applicable tax incentive risks, among others. The Utility analyzes the variability in the VIE's gross margin and the impact of power purchase agreements on the gross margin to determine whether the Utility absorbs variability, resulting in a variable interest. Factors that may be considered when assessing the impact of a power purchase agreement on the VIE's gross margin include the pricing structure of the power purchase agreement and the cost of inputs and production, which depend on the technology of the power plant.

For each variable interest, the Utility must also assess whether it has the power to direct the activities of the power plant that most directly impact the VIE's economic performance. This assessment considers any decision-making rights associated with designing the VIE, any dispatch rights, any operating and maintenance activities, and any re-marketing activities of the power plant after the end of the power purchase agreement with the Utility.

The Utility held a variable interest in several entities that own power plants that generate electricity for sale to the Utility under power purchase agreements. Each of these VIEs was designed to own a power plant that would generate electricity for sale to the Utility utilizing various technologies such as natural gas, wind, solar photovoltaic, solar thermal, and hydroelectric. Under each of these power purchase agreements, the Utility is obligated to purchase electricity or capacity, or both, from the VIE. The Utility did not provide any other support to these VIEs, and the Utility's financial exposure is limited to the amount it pays for delivered electricity and capacity. (See Note 15 below.) The Utility does not have the power to direct the activities that are most significant to these VIE's economic performance. As a result, the Utility does not have a controlling financial interest in any of these VIEs. Therefore, at December 31, 2010, the Utility was not the primary beneficiary of, and did not consolidate, any of these VIEs.

The Utility continued to consolidate PG&E Energy Recovery Funding LLC ("PERF") at December 31, 2010, as the Utility is the primary beneficiary of PERF. The Utility has a controlling financial interest in PERF since the Utility is exposed to PERF's losses and returns through the Utility's 100% equity investment in PERF and the Utility was involved in the design of PERF, which was an activity that was significant to PERF's economic performance. The assets of PERF were  $897 million at December 31, 2010 and primarily consisted of assets related to energy recovery bonds ("ERBs"), which are included in other noncurrent assets-regulatory assets in the Consolidated Balance Sheets. The liabilities of PERF were  $827 million at December 31, 2010 and consisted of energy recovery bonds, which are included in current and noncurrent liabilities in the Consolidated Balance Sheets. (See Note 5 below.) The assets of PERF are only available to settle the liabilities of PERF.

As of December 31, 2010, PG&E Corporation's affiliates had entered into four tax equity agreements with privately held companies to fund residential and commercial retail solar energy installations. Under these agreements, PG&E Corporation will provide payments of up to  $300 million to these companies, and in return, receive the benefits from local rebates, federal investment tax credits or grants, and a share of these companies' customer payments. PG&E Corporation could be required to pay up to an additional  $41 million in the event that its ownership interests are liquidated when in a deficit position. However, PG&E Corporation's financial exposure from these agreements is generally limited to its lease payments and investment contributions to these companies. As of December 31, 2010, PG&E Corporation had made total payments of  $149 million under these agreements primarily related to its lease payments and investment contributions to these companies. These amounts are recorded in other noncurrent assets – other in PG&E Corporation's Consolidated Balance Sheet. PG&E Corporation holds a variable interest in these companies as a result of these agreements. When determining whether PG&E Corporation is the primary beneficiary of these companies, it evaluated which party has control over their significant economic activities such as designing the companies, vendor selection, construction, customer selection, and re-marketing activities at the end of customer leases. As these activities are under the control of these companies, PG&E Corporation was not the primary beneficiary of, and did not consolidate, any of these companies at December 31, 2010.

REGULATORY ASSETS, LIABILITIES, AND BALANCING ACCOUNTS	12 Months Ended
Dec. 31, 2010
REGULATORY ASSETS, LIABILITIES, AND BALANCING ACCOUNTS
REGULATORY ASSETS, LIABILITIES, AND BALANCING ACCOUNTS

NOTE 3: REGULATORY ASSETS, LIABILITIES, AND BALANCING ACCOUNTS

Regulatory Assets

Current Regulatory Assets

At December 31, 2010 and 2009, the Utility had current regulatory assets of  $599 million and  $427 million, respectively, consisting primarily of price risk management regulatory assets. The current portion of price risk management regulatory assets represents the deferral of unrealized losses related to price risk management derivative instruments with terms of one year or less. (See Note 10 below.)

Long-Term Regulatory Assets

Long-term regulatory assets are composed of the following:

	Balance at December 31,
(in millions)	2010	2009
Pension benefits	$1,759	$1,386
Deferred income taxes	1,250	1,027
Energy recovery bonds	735	1,124
Utility retained generation	666	737
Environmental compliance costs	450	408
Price risk management	424	346
Unamortized loss, net of gain, on reacquired debt	181	203
Other	381	291

Total long-term regulatory assets	$5,846	$5,522

The regulatory asset for pension benefits represents the cumulative differences between amounts recognized for ratemaking purposes and amounts recognized in accordance with GAAP, which also includes amounts that otherwise would be fully recorded to accumulated other comprehensive loss in the Consolidated Balance Sheets. (See Note 12 below.)

The regulatory assets for deferred income taxes represent deferred income tax benefits previously passed through to customers. The CPUC requires the Utility to pass through certain tax benefits to customers by reducing rates, thereby ignoring the effect of deferred taxes on rates. Based on current regulatory ratemaking and income tax laws, the Utility expects to recover these regulatory assets over average plant depreciation lives of 1 to 45 years.

The regulatory asset for ERBs represents the refinancing of the regulatory asset provided for in the settlement agreement entered into between PG&E Corporation, the Utility, and the CPUC in 2003 to resolve the Utility's proceeding under Chapter 11 of the U.S. Bankruptcy Code ("Chapter 11 Settlement Agreement"). (See Note 5 below.) The regulatory asset is amortized over the life of the bonds, consistent with the period over which the related revenues and bond-related expenses are recognized. The Utility expects to fully recover this asset by the end of 2012 when the ERBs mature.

In connection with the Chapter 11 Settlement Agreement, the CPUC authorized the Utility to recover  $1.2 billion of costs related to the Utility's retained generation assets. The individual components of these regulatory assets are being amortized over the respective lives of the underlying generation facilities, consistent with the period over which the related revenues are recognized. The weighted average remaining life of the assets is 13 years.

The regulatory assets for environmental compliance costs represent the portion of estimated environmental remediation costs that the Utility expects to recover in future rates as actual remediation costs are incurred. The Utility expects to recover these costs over the next 32 years. (See Note 15 below.)

Price risk management regulatory assets represent the deferral of unrealized losses related to price risk management derivative instruments with terms in excess of one year. (See Note 10 below.)

The regulatory assets for unamortized loss, net of gain, on reacquired debt represent costs related to debt reacquired or redeemed prior to maturity with associated discount and debt issuance costs. These costs are expected to be recovered over the next 16 years, which is the remaining amortization period of the reacquired debt. The Utility expects to fully recover these costs by 2026.

At December 31, 2010 and 2009, "other" primarily consisted of regulatory assets relating to ARO expenses for decommissioning of the Utility's fossil-fuel generation facilities that are probable of future recovery through the ratemaking process; costs that the Utility incurred in terminating a 30-year power purchase agreement which are being amortized and collected in rates through September 2014; and costs incurred in relation to the Utility's plan of reorganization under Chapter 11 that became effective in April 2004. Additionally, at December 31, 2010, "other" included removal costs associated with the replacement of old electromechanical meters with SmartMeter™ devices.

In general, the Utility does not earn a return on regulatory assets if the related costs do not accrue interest. Accordingly, the Utility earns a return only on its retained generation regulatory assets and regulatory assets for unamortized loss, net of gain, on reacquired debt.

Regulatory Liabilities

Current Regulatory Liabilities

At December 31, 2010 and 2009, the Utility had current regulatory liabilities of  $81 million and  $163 million, respectively, primarily consisting of amounts that the Utility expects to refund to customers for over-collected electric transmission rates and amounts that the Utility expects to refund to electric transmission customers for their portion of settlements the Utility entered into with various electricity suppliers to resolve certain remaining Chapter 11 disputed claims. Current regulatory liabilities are included in current liabilities – other in the Consolidated Balance Sheets.

Long-Term Regulatory Liabilities

Long-term regulatory liabilities are composed of the following:

	Balance at December 31,
(in millions)	2010	2009
Cost of removal obligation	$3,229	$2,933
Recoveries in excess of ARO	600	488
Public purpose programs	573	508
Other	123	196

Total long-term regulatory liabilities	$4,525	$4,125

The regulatory liability for the Utility's cost of removal obligations represents differences between amounts collected in rates for asset removal costs and the asset removal costs recorded in accordance with GAAP.

The regulatory liability for recoveries in excess of ARO represents differences between amounts collected in rates for decommissioning the Utility's nuclear power facilities and the ARO expenses recorded in accordance with GAAP. Decommissioning costs recovered in rates are placed in nuclear decommissioning trusts. The regulatory liability for recoveries in excess of ARO also represents the deferral of realized and unrealized gains and losses on those nuclear decommissioning trust assets.

The regulatory liability for public purpose programs represents amounts received from customers designated for public purpose programs costs that are expected to be incurred in the future. The public purpose programs regulatory liabilities primarily consist of revenues collected from customers to pay for costs that the Utility expects to incur in the future under energy efficiency programs designed to encourage the manufacture, design, distribution, and customer use of energy efficient appliances and other energy-using products; under the California Solar Initiative program to promote the use of solar energy in residential homes and commercial, industrial, and agricultural properties; and under the Self-Generation Incentive program to promote distributed generation technologies installed on the customer's side of the Utility meter that provide electricity and gas for all or a portion of that customer's load.

"Other" at December 31, 2010 and 2009 primarily consisted of regulatory liabilities related to the gain associated with the Utility's acquisition of the permits and other assets related to the Gateway Generating Station as part of a settlement that the Utility entered into with Mirant Corporation and insurance recoveries for hazardous substance remediation.

Regulatory Balancing Accounts

The Utility's current regulatory balancing accounts represent the amounts expected to be received from or refunded to the Utility's customers through authorized rate adjustments within the next 12 months. Regulatory balancing accounts that the Utility does not expect to collect or refund in the next 12 months are included in other noncurrent assets – regulatory assets and noncurrent liabilities – regulatory liabilities in the Consolidated Balance Sheets.

Current Regulatory Balancing Accounts, net

	Receivable (Payable)
	Balance at December 31,
(in millions)	2010	2009
Utility generation	$303	$355
Public purpose programs	164	83
Distribution revenue adjustment mechanism	145	152
Gas fixed cost	56	93
Hazardous substance	38	30
Other	143	115

Total regulatory balancing accounts, net	$849	$828

The utility generation balancing account is used to record and recover the authorized revenue requirements associated with Utility-owned electric generation, including capital and related non-fuel operating and maintenance expenses. The distribution revenue adjustment mechanism balancing account is used to record and recover the authorized electric distribution revenue requirements and certain other electric distribution-related authorized costs. The Utility's recovery of these revenue requirements is independent, or "decoupled," from the volume of sales; therefore, the Utility recognizes revenue evenly over the year, even though the level of cash collected from customers will fluctuate depending on the volume of electricity sales. During periods of more temperate weather, there is generally an under-collection in this balancing account due to lower electricity sales and lower rates. During the warmer months of summer, there is generally an over-collection due to higher rates and electric usage that cause an increase in generation billings.

The public purpose programs balancing accounts primarily track the recovery of the authorized public purpose program revenue requirements and incentive awards earned by the Utility for implementing customer energy efficiency programs. The public purpose programs primarily consist of the energy efficiency programs; low-income energy efficiency programs; research, development, and demonstration programs; and renewable energy programs.

The gas fixed cost balancing account is used to track the recovery of CPUC-authorized gas distribution revenue requirements and certain other gas distribution-related costs. The under-collected or over-collected position of this account is dependent on seasonality and volatility in gas volumes.

The hazardous substance balancing accounts are used to track recoverable hazardous substance clean up costs through the CPUC-approved ratemaking mechanism that authorizes the Utility to recover 90% of hazardous waste remediation costs. The current balance represents eligible remediation costs incurred by the Utility during 2009 that will be recovered through an annual true-up filing with the CPUC in January 2011. (See Note 15 below.)

At December 31, 2010 and 2009, "other" primarily consisted of balancing accounts that track recovery of the authorized revenue requirements and costs related to the SmartMeterTM advanced metering project.

DEBT	12 Months Ended
Dec. 31, 2010
DEBT
DEBT

NOTE 4: DEBT

Long-Term Debt

The following table summarizes PG&E Corporation's and the Utility's long-term debt:

	December 31,
(in millions)	2010	2009
PG&E Corporation
Convertible subordinated notes, 9.50%, due 2010	$—	$247
Less: current portion	—	(247)

Total convertible subordinated notes	—	—

Senior notes, 5.75%, due 2014	350	350
Unamortized discount	(1)	(2)

Total senior notes	349	348

Total PG&E Corporation long-term debt, net of current portion	349	348

Utility
Senior notes:
4.20% due 2011	500	500
6.25% due 2013	400	400
4.80% due 2014	1,000	1,000
5.625% due 2017	700	700
8.25% due 2018	800	800
3.50% due 2020	800	—
6.05% due 2034	3,000	3,000
5.80% due 2037	950	700
6.35% due 2038	400	400
6.25% due 2039	550	550
5.40% due 2040	800	550
Less: current portion	(500)	—
Unamortized discount, net of premium	(52)	(35)

Total senior notes	9,348	8,565

Pollution control bonds:
Series 1996 C, E, F, 1997 B, variable rates (1), due 2026 (2)	614	614
Series 1996 A, 5.35%, due 2016 (3)	200	200
Series 2004 A-D, 4.75%, due 2023 (3)	345	345
Series 2008 G and F, 3.75% (4), due 2018 and 2026	—	95
Series 2009 A-D, variable rates (5), due 2016 and 2026 (6)	309	309
Series 2010 E, 2.25%, due 2026 (7)	50	—
Less: current portion	(309)	(95)

Total pollution control bonds	1,209	1,468

Total Utility long-term debt, net of current portion	10,557	10,033

Total consolidated long-term debt, net of current portion	$10,906	$10,381

(1)	At December 31, 2010, interest rates on these bonds and the related loans ranged from 0.26% to 0.31%.
(2)

Each series of these bonds is supported by a separate direct-pay letter of credit that expires on February 26, 2012. Although the stated maturity date is 2026, each series will remain outstanding only if the Utility extends or replaces the letter of credit related to the series or otherwise obtains a consent from the issuer to the continuation of the series without a credit facility.

(3)	The Utility has obtained credit support from insurance companies for these bonds.
(4)	These bonds bore interest at 3.75% per year through September 19, 2010, and were subject to mandatory tender on September 20, 2010. The Utility repurchased these bonds on September 20, 2010.
(5)	At December 31, 2010, interest rates on these bonds and the related loans ranged from 0.22% to 0.29%.
(6)

Each series of these bonds is supported by a separate direct-pay letter of credit that expires on October 29, 2011. The Utility may choose to provide a substitute letter of credit for any series of these bonds, subject to a rating requirement.

(7)	These bonds bear interest at 2.25% per year through April 1, 2012, are subject to mandatory tender on April 2, 2012, and may be remarketed in a fixed or variable rate mode.

PG&E Corporation

Convertible Subordinated Notes

PG&E Corporation issued 16,370,779 shares of common stock upon conversion of the  $247 million principal amount of PG&E Corporation's 9.5% Convertible Subordinated Notes at a conversion price of  $15.09 per share between June 23 and June 29, 2010. These notes were no longer outstanding as of December 31, 2010.

Utility

Senior Notes

On April 1, 2010, the Utility issued  $250 million principal amount of 5.8% Senior Notes due March 1, 2037.

On September 15, 2010, the Utility issued  $550 million principal amount of 3.5% Senior Notes due October 1, 2020.

On November 18, 2010, the Utility issued  $250 million principal amount of 3.5% Senior Notes due October 1, 2020 and  $250 million of 5.4% Senior Notes due January 15, 2040.

Pollution Control Bonds

The California Pollution Control Financing Authority and the California Infrastructure and Economic Development Bank have issued various series of fixed rate and multi-modal tax-exempt pollution control bonds for the benefit of the Utility. Under the pollution control bond loan agreements related to the Series 1996 A bonds, the Series 2004 A–D bonds, and the Series 2010 E bonds, the Utility is obligated to pay on the due dates an amount equal to the principal; premium, if any; and interest on these bonds to the trustees for these bonds. With respect to the Series 1996 C, E, and F bonds; the Series 1997 B bonds; and the Series 2009 A–D bonds which currently bear interest at variable rates, the Utility reimburses the letter of credit providers for their payments to the trustee for these bonds, or if a letter of credit provider fails to pay under its respective letter of credit, the Utility is obligated to pay the principal; premium, if any; and interest on those bonds. All payments on the Series 1996 C, E, and F bonds; the Series 1997 B bonds; and the Series 2009 A–D bonds are made through draws on separate direct-pay letters of credit for each series issued by a financial institution.

The Utility has obtained credit support from insurance companies for the Series 1996 A bonds and the Series 2004 A–D bonds such that if the Utility does not pay the principal and interest on any series of these insured bonds, the bond insurer for that series will pay the principal and interest.

On April 8, 2010, the California Infrastructure and Economic Development Bank issued  $50 million of tax-exempt pollution control bonds Series 2010 E due November 1, 2026 and loaned the proceeds to the Utility. The proceeds were used to refund the corresponding related series of pollution control bonds issued in 2005 which were repurchased by the Utility in 2008. The Series 2010 E bonds bear interest at 2.25% per year through April 1, 2012 and are subject to mandatory tender on April 2, 2012 at a price of 100% of the principal amount plus accrued interest. Thereafter, this series of bonds may be remarketed in a fixed or variable rate mode. Interest is currently payable semi-annually in arrears on April 1 and October 1.

On September 20, 2010, the Utility repurchased  $50 million principal amount of pollution control bonds Series 2008 F and  $45 million principal amount of pollution control bonds Series 2008 G that were subject to mandatory tender on the same date. The Utility, as bondholder, will be both the payer and the recipient of principal and interest payments until the bonds are remarketed to the public. As of December 31, 2010, the bonds have not been marketed to the public.

All of the pollution control bonds were used to finance or refinance pollution control and sewage and solid waste disposal facilities at the Geysers geothermal power plant or at the Utility's Diablo Canyon nuclear power plant and were issued as "exempt facility bonds" within the meaning of the Internal Revenue Code of 1954, as amended. In 1999, the Utility sold the Geysers geothermal power plant to Geysers Power Company, LLC pursuant to purchase and sale agreements stating that Geysers Power Company, LLC will use the bond-financed facilities solely as pollution control facilities. The Utility has no knowledge that Geysers Power Company, LLC intends to cease using the bond-financed facilities solely as pollution control facilities.

Repayment Schedule

PG&E Corporation's and the Utility's combined aggregate principal repayment amounts of long-term debt at December 31, 2010 are reflected in the table below:

(in millions, except interest rates)	2011	2012		2013	2014	2015	Thereafter	Total
Long-term debt:
PG&E Corporation
Average fixed interest rate	—	—		—	5.75%	—	—	5.75%
Fixed rate obligations	$—	$—		$—	$350	$—	$—	$350
Utility
Average fixed interest rate	4.20%	2.25%		6.25%	4.80%	—	5.85%	5.67%
Fixed rate obligations	$500	$50	(2)	$400	$1,000	$—	$8,545	$10,495
Variable interest rate as of December 31, 2010	0.27%	0.28%		—	—	—	—	0.28%
Variable rate obligations	$309 (1)	$614	(3)	$—	$—	$—	$—	$923
Less: current portion	(809)	—		—	—	—	—	(809)

Total consolidated long-term debt	$—	$664		$400	$1,350	$—	$8,545	$10,959

(1)

These bonds, due from 2016 through 2026, are backed by direct-pay letters of credit that expire on October 29, 2011. The bonds will be subject to a mandatory redemption unless the letter of credit is extended or replaced or the issuer consents to the continuation of these series without a credit facility. Accordingly, the bonds have been classified for repayment purposes in 2011.

(2)

These bonds, due in 2026, are subject to mandatory tender on April 2, 2012 and may be remarketed in a fixed or variable rate mode. Accordingly, the bonds have been classified for repayment purposes in 2012.

(3)

These bonds, due in 2026, are backed by direct-pay letters of credit that expire on February 26, 2012. The bonds will be subject to a mandatory redemption unless the letters of credit are extended or replaced. Accordingly, the bonds have been classified for repayment purposes in 2012.

Credit Facilities and Short-Term Borrowings

The following table summarizes PG&E Corporation's and the Utility's borrowings on outstanding credit facilities at December 31, 2010:

(in millions)	Termination Date	Facility Limit		Letters of Credit Outstanding	Cash Borrowings	Commercial Paper Backup	Availability
PG&E Corporation	February 2012	$187	(1)	$—	$—	N/A	$187
Utility	February 2012	1,940	(2)	329	—	$603	1,008
Utility	February 2012	750	(3)	N/A	—	—	750

Total credit facilities		$2,877		$329	$—	$603	$1,945

(1)

Includes a  $87 million sublimit for letters of credit and a  $100 million commitment for "swingline" loans, defined as loans that are made available on a same-day basis and are repayable in full within 30 days.

(2)	Includes a $921 million sublimit for letters of credit and a $200 million commitment for swingline loans.
(3)	Includes a $75 million commitment for swingline loans.

PG&E Corporation

Revolving credit facility

PG&E Corporation has a  $187 million revolving credit facility with a syndicate of lenders that expires on February 26, 2012. Borrowings under the revolving credit facility and letters of credit may be used for working capital and other corporate purposes. PG&E Corporation can, at any time, repay amounts outstanding in whole or in part. At PG&E Corporation's request and at the sole discretion of each lender, the revolving credit facility may be extended for additional periods. PG&E Corporation has the right to increase, in one or more requests given no more than once a year, the aggregate facility by up to  $100 million provided that certain conditions are met. The fees and interest rates that PG&E Corporation pays under the revolving credit facility vary depending on the Utility's unsecured debt ratings issued by Standard & Poor's ("S&P") ratings service and Moody's Investors Service ("Moody's").

The revolving credit facility includes usual and customary covenants for credit facilities of this type, including covenants limiting liens, mergers, sales of all or substantially all of PG&E Corporation's assets, and other fundamental changes. In general, the covenants, representations, and events of default mirror those in the Utility's revolving credit facility, discussed below. In addition, the revolving credit facility requires that PG&E Corporation maintain a ratio of total consolidated debt to total consolidated capitalization of at most 65% and that PG&E Corporation own, directly or indirectly, at least 80% of the common stock and at least 70% of the voting securities of the Utility. At December 31, 2010, PG&E Corporation met both of these tests.

Utility

Revolving credit facilities

The Utility has a  $1.9 billion revolving credit facility with a syndicate of lenders that expires on February 26, 2012. Borrowings under the revolving credit facility and letters of credit are used primarily for liquidity and to provide credit enhancements to counterparties for natural gas and energy procurement transactions.

On June 8, 2010, the Utility entered into a  $750 million unsecured revolving credit agreement with a syndicate of lenders. Of the total credit capacity,  $500 million was used to replace the  $500 million Floating Rate Senior Notes that matured on June 10, 2010. The aggregate facility of  $750 million includes a  $75 million commitment for swingline loans, or loans that are made available on a same-day basis and are repayable in full within 30 days. The Utility can, at any time, repay amounts outstanding in whole or in part. The credit agreement expires on February 26, 2012, unless extended for additional periods at the Utility's request and at the sole discretion of each lender.

Borrowings under the credit agreement (other than swingline loans) will bear interest based, at the Utility's election, at (1) London Interbank Offered Rate ("LIBOR") plus an applicable margin or (2) the base rate, which will equal the higher of the (i) administrative agent's announced base rate, (ii) 0.5% above the federal funds rate, or (iii) the one-month LIBOR plus an applicable margin. Interest is payable quarterly in arrears, or earlier for loans with shorter interest periods.The Utility also will pay a facility fee on the total commitments of the lenders under the credit agreement. The applicable margin for LIBOR loans and the facility fee will be based on the Utility's senior unsecured, non-credit enhanced debt ratings issued by S&P and Moody's. Facility fees are payable quarterly in arrears.

The Utility treats the amount of its outstanding commercial paper as a reduction to the amount available under its revolving credit facilities so that liquidity from the revolving credit facility is available to repay outstanding commercial paper.

The revolving credit facilities include usual and customary covenants for credit facilities of this type, including covenants limiting liens to those permitted under the senior note indenture, mergers, sales of all or substantially all of the Utility's assets, and other fundamental changes. Both the  $750 million and  $1.9 billion revolving credit facilities require that the Utility maintain a ratio of total consolidated debt to total consolidated capitalization of, at most, 65% as of the end of each fiscal quarter. At December 31, 2010, the Utility met this ratio test.

Commercial Paper Program

The Utility has a  $1.75 billion commercial paper program, the borrowings from which are used primarily to cover fluctuations in cash flow requirements. Liquidity support for these borrowings is provided by available capacity under the Utility's revolving credit facilities, as described above. The commercial paper may have maturities up to 365 days and ranks equally with the Utility's other unsubordinated and unsecured indebtedness. Commercial paper notes are sold at an interest rate dictated by the market at the time of issuance. At December 31, 2010, the average yield was 0.51%.

Other Short-term Borrowings

On October 12, 2010, the Utility issued  $250 million principal amount of Floating Rate Senior Notes due October 11, 2011. The interest rate for the Floating Rate Senior Notes is equal to the three-month LIBOR plus 0.58% and will reset quarterly beginning on January 11, 2011. At December 31, 2010, the interest rate on the Floating Rate Senior Notes was 0.87%. On January 11, 2011, the interest rate was reset to 0.88%.

ENERGY RECOVERY BONDS	12 Months Ended
Dec. 31, 2010
ENERGY RECOVERY BONDS
ENERGY RECOVERY BONDS

NOTE 5: ENERGY RECOVERY BONDS

In 2005, PERF issued two separate series of ERBs in the aggregate amount of  $2.7 billion to refinance a regulatory asset that the Utility recorded in connection with the Chapter 11 Settlement Agreement. The proceeds of the ERBs were used by PERF to purchase from the Utility the right, known as "recovery property," to be paid a specified amount from a dedicated rate component ("DRC") to be collected from the Utility's electricity customers. DRC charges are authorized by the CPUC under state legislation and will be paid by the Utility's electricity customers until the ERBs are fully retired. Under the terms of a recovery property servicing agreement, DRC charges are collected by the Utility and remitted to PERF for payment of principal, interest, and miscellaneous expenses associated with the bonds.

The first series of ERBs issued on February 10, 2005 included five classes aggregating to a  $1.9 billion principal amount with scheduled maturities ranging from September 25, 2006 to December 25, 2012. Interest rates on the remaining two outstanding classes are 4.37% for the earlier maturing class and 4.47% for the later maturing class. The proceeds of the first series of ERBs were paid by PERF to the Utility and were used by the Utility to refinance the remaining unamortized after-tax balance of the settlement regulatory asset. The second series of ERBs, issued on November 9, 2005, included three classes aggregating to an  $844 million principal amount, with scheduled maturities ranging from June 25, 2009 to December 25, 2012. Interest rates on the remaining two classes are 5.03% for the earlier maturing class and 5.12% for the later maturing class. The proceeds of the second series of ERBs were paid by PERF to the Utility to pre-fund the Utility's tax liability that will be due as the Utility collects the DRC charges from customers.

The total amount of ERB principal outstanding was  $827 million at December 31, 2010 and  $1.2 billion at December 31, 2009. The scheduled principal repayments for ERBs are reflected in the table below:

(in millions)	2011	2012	Total
Utility
Average fixed interest rate	4.59%	4.66%	4.63%
Energy recovery bonds	$404	$423	$827

While PERF is a wholly owned consolidated subsidiary of the Utility, it is legally separate from the Utility. The assets (including the recovery property) of PERF are not available to creditors of the Utility or PG&E Corporation, and the recovery property is not legally an asset of the Utility or PG&E Corporation.

COMMON STOCK AND SHARE-BASED COMPENSATION	12 Months Ended
Dec. 31, 2010
COMMON STOCK AND SHARE-BASED COMPENSATION
COMMON STOCK AND SHARE-BASED COMPENSATION

NOTE 6: COMMON STOCK AND SHARE-BASED COMPENSATION

PG&E Corporation

Of the 395,227,205 shares of PG&E Corporation common stock outstanding at December 31, 2010, 475,880 shares were granted as restricted stock under the PG&E Corporation Long-Term Incentive Program and the 2006 Long-Term Incentive Plan ("2006 LTIP") and 5,105,505 shares were issued for the accounts of participants in PG&E Corporation's 401(k) plan and Dividend Reinvestment and Stock Purchase Plan ("DRSPP"). In addition, between June 23 and June 29, 2010, PG&E Corporation issued 16,370,779 shares of common stock upon conversion of the  $247 million principal amount of Convertible Subordinated Notes. (See Note 4 above.)

On November 4, 2010, PG&E Corporation entered into an Equity Distribution Agreement pursuant to which PG&E Corporation's sales agents may offer and sell, from time to time, PG&E Corporation common stock having an aggregate gross offering price of up to  $400 million. Sales of the shares are made by means of ordinary brokers' transactions on the New York Stock Exchange, or in such other transactions as agreed upon by PG&E Corporation and the sales agents and in conformance with applicable securities laws. As of December 31, 2010, PG&E Corporation had issued 2,357,796 shares of its common stock pursuant to the Equity Distribution Agreement for cash proceeds of  $110 million, net of fees and commissions paid of  $1 million.

Utility

As of December 31, 2010, PG&E Corporation held all of the Utility's outstanding common stock.

Dividends

The Boards of Directors of PG&E Corporation and the Utility have each adopted a dividend policy. Under the Utility's Articles of Incorporation, the Utility cannot pay common stock dividends unless all cumulative preferred dividends on the Utility's preferred stock have been paid.

PG&E Corporation and the Utility each have revolving credit facilities that require the company to maintain a ratio of consolidated total debt to consolidated capitalization of at most 65%. This covenant, along with the CPUC's requirement for the Utility to maintain the 52% equity component of its capital structure, are considered to be restrictions on the payment of dividends. Based on the calculation of these ratios for each company, no amount of PG&E Corporation's retained earnings and  $5.3 billion of the Utility's retained earnings were restricted at December 31, 2010.

In addition, the Utility was required to maintain at least  $9.7 billion of its net assets as equity in order to maintain the capital structure of at least 52% equity at December 31, 2010. As a result,  $9.7 billion of the Utility's net assets are restricted and may not be transferred to PG&E Corporation in the form of cash dividends.

The Boards of Directors of PG&E Corporation and the Utility declare dividends quarterly. On December 15, 2010, the Board of Directors of PG&E Corporation declared a quarterly dividend of  $0.455 per share, totaling  $183 million, which was paid on January 15, 2011 to shareholders of record on December 31, 2010.

Long-Term Incentive Plan

The 2006 LTIP permits the award of various forms of incentive awards, including stock options, stock appreciation rights, restricted stock awards, restricted stock units, performance shares, deferred compensation awards, and other stock-based awards, to eligible employees of PG&E Corporation and its subsidiaries. Non-employee directors of PG&E Corporation are also eligible to receive restricted stock and either stock options or restricted stock units under the formula grant provisions of the 2006 LTIP. A maximum of 12 million shares of PG&E Corporation common stock (subject to adjustment for changes in capital structure, stock dividends, or other similar events) has been reserved for issuance under the 2006 LTIP, of which 7,856,348 shares were available for award at December 31, 2010.

Awards made under the PG&E Corporation LTIP before December 31, 2005 and still outstanding continue to be governed by the terms and conditions of the PG&E Corporation LTIP.

PG&E Corporation and the Utility use an estimated annual forfeiture rate of 2.5% for stock options and restricted stock and 2% for performance shares, based on historic forfeiture rates, for purposes of determining compensation expense for share-based incentive awards. The following table provides a summary of total compensation expense for PG&E Corporation and the Utility for share-based incentive awards for 2010, 2009, and 2008:

(in millions)	2010	2009	2008
Stock Options	$—	$—	$2
Restricted Stock	14	9	22
Restricted Stock Units	9	11	—
Performance Shares:
Liability Awards	22	37	33
Equity Awards	11	—	—

Total Compensation Expense (pre-tax)	$56	$57	$57

Total Compensation Expense (after-tax)	$33	$34	$34

There were no significant stock-based compensation costs capitalized during 2010, 2009 and 2008. There was no material difference between PG&E Corporation and the Utility for the information disclosed above.

Stock Options

The exercise price of stock options granted under the 2006 LTIP and all other outstanding stock options is equal to the market price of PG&E Corporation's common stock on the date of grant. Stock options generally have a 10-year term and vest over four years of continuous service, subject to accelerated vesting in certain circumstances.

The following table summarizes total intrinsic value (fair market value of PG&E Corporation's common stock less exercise price) of options exercised:

	PG&E Corporation
(in millions)	2010	2009	2008
Intrinsic value of options exercised	$15	$18	$13

The tax benefit from stock options exercised totaled  $0.5 million,  $6 million, and  $4 million for 2010, 2009, and 2008 respectively.

The following table summarizes stock option activity for 2010:

Options	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value
Outstanding at January 1	1,975,341	$23.99
Granted	1,742	42.97
Exercised	(605,585)	22.67
Forfeited or expired	(1,587)	30.13

Outstanding at December 31	1,369,911	25.16	2.76	$31,068,628

Expected to vest at December 31	21,401	37.77	7.89	$215,584

Exercisable at December 31	1,348,510	$24.96	2.68	$30,853,045

As of December 31, 2010, there was less than  $1 million of total unrecognized compensation cost related to outstanding stock options.

Restricted Stock

During 2010, PG&E Corporation awarded 10,540 shares of restricted common stock to eligible participants under the 2006 LTIP. The terms of the restricted stock awarded provide that the shares will vest over a five year period. Although the recipients of restricted stock possess voting rights, they may not sell or transfer their shares until the shares vest.

Prior to 2010, PG&E Corporation also awarded stock to eligible employees under the 2006 LTIP. The terms of these restricted stock award agreements provide that 60% of the shares will vest over a period of three years at the rate of 20% per year. If PG&E Corporation's annual total shareholder return ("TSR") is in the top quartile of its comparator group, as measured for the three immediately preceding calendar years, the restrictions on the remaining 40% of the shares will lapse in the third year. If PG&E Corporation's TSR is not in the top quartile for that period, then the restrictions on the remaining 40% of the shares will lapse in the fifth year. Compensation expense related to the portion of the restricted stock award that is subject to conditions based on TSR is recognized over the shorter of the requisite service period and three years. Dividends declared on restricted stock are paid to recipients only when the restricted stock vests.

The weighted average grant-date fair value per-share of restricted stock granted during 2010, 2009, and 2008 was  $42.97,  $35.53, and  $37.91, respectively. The total fair value of restricted stock that vested during 2010, 2009, and 2008 was  $8 million,  $24 million, and  $19 million, respectively. The tax benefit from restricted stock that vested during 2010, 2009, and 2008 was not material.

The following table summarizes restricted stock activity for 2010:

	Number of Shares of Restricted Stock	Weighted Average Grant- Date Fair Value
Nonvested at January 1	670,552	$41.11
Granted	10,540	$42.97
Vested	(189,976)	$41.70
Forfeited	(15,236)	$42.52

Nonvested at December 31	475,880	$40.87

As of December 31, 2010, there was less than  $1 million of total unrecognized compensation cost relating to restricted stock.

Restricted Stock Units

Beginning January 1, 2009, PG&E Corporation primarily awarded restricted stock units ("RSU") instead of restricted stock as permitted by the 2006 LTIP. RSUs are hypothetical shares of stock that will generally vest in 20% increments on the first business day of March in year one, two, and three, with the remaining 40% vesting on the first business day of March in year four. Each vested RSU is settled for one share of PG&E Corporation common stock. Additionally, upon settlement, RSU recipients receive payment for the amount of dividend equivalents associated with the vested RSUs that have accrued since the date of grant.

The weighted average grant-date fair value per RSU granted during 2010 and 2009 was  $42.97 and  $35.53, respectively. The total fair value of RSUs that vested during 2010 and 2009 was  $5 million and less than  $1 million, respectively. As of December 31, 2010,  $21 million of total unrecognized compensation costs related to nonvested RSUs are expected to be recognized over the remaining weighted average period of 2.70 years.

The following table summarizes RSU activity for 2010:

	Number of Restricted Stock Units	Weighted Average Grant- Date Fair Value
Nonvested at January 1	664,992	$35.78
Granted	640,060	$42.97
Vested	(125,651)	$35.60
Forfeited	(25,005)	$37.61

Nonvested at December 31	1,154,396	$39.74

Performance Shares

On March 10, 2010, PG&E Corporation granted 605,275 contingent performance shares to eligible employees under the 2006 LTIP. Unlike performance shares awarded in prior periods (see below), which settle in cash, 2010 grants will be settled in PG&E Corporation common stock and are classified as share-based equity awards. Performance shares granted and outstanding prior to 2010 will not be modified and will continue to be paid and settled in cash. The vesting of the performance shares granted in 2010 is dependent upon three years of continuous service. Additionally the amount of common stock that recipients are entitled to receive, if any, will be determined based on PG&E Corporation's TSR relative to the performance of a specified group of peer companies for the applicable three year performance period. Total compensation expense for these shares is based on the grant-date fair value, which is determined using a Monte Carlo simulation valuation model. Performance share expense is recognized ratably over the requisite service period based on the fair values determined, except for the expense attributable to awards granted to retirement-eligible participants, which is recognized on the date of grant. Dividend equivalents on equity-classified awards, if any, will be paid in cash upon vesting date based on the amount of common stock awarded.

For performance shares classified as equity awards, the following table summarizes activity for 2010:

	Number of Performance Shares	Weighted Average Grant- Date Fair Value
Nonvested at January 1	—
Granted	616,990	$35.60
Vested	—
Forfeited	(7,020)	$35.60

Nonvested at December 31	609,970	$35.60

As of December 31, 2010,  $10 million of total unrecognized compensation costs related to nonvested performance shares are expected to be recognized over the remaining weighted-average period of 1.22 years.

Prior to 2010, PG&E Corporation awarded performance shares to eligible participants under the 2006 LTIP as hypothetical shares of common stock that vest at the end of a three-year period and are settled in cash based on the performance of PG&E Corporation's TSR. Upon vesting, the amount of cash that recipients are entitled to receive, if any, is determined by multiplying the number of vested performance shares by the average closing price of PG&E Corporation common stock for the last 30 calendar days in the three-year performance period. This result is then adjusted based on PG&E Corporation's TSR relative to the performance of a specified group of peer companies for the applicable three-year performance period. These outstanding performance shares are classified as a liability because the performance shares can only be settled in cash. During each reporting period compensation expense recognized for performance shares will fluctuate based on PG&E Corporation's common stock price and its TSR relative to its comparator group. As of December 31, 2010 and 2009,  $68 million and  $63 million, respectively, had been accrued as the performance share liability for PG&E Corporation.

For performance shares classified as liability awards, the following table summarizes activity for 2010:

	Number of Performance Shares	Weighted Average Fair Value
Nonvested at January 1	1,547,598	$55.98
Granted	—
Vested	(387,019)	$43.06
Forfeited	(23,089)	$56.18

Nonvested at December 31	1,137,490	$60.37

For performance shares classified as liability awards, the total intrinsic value of amounts settled during 2010, 2009, and 2008 was  $17 million,  $21 million, and  $7 million, respectively.

PREFERRED STOCK	12 Months Ended
Dec. 31, 2010
PREFERRED STOCK
PREFERRED STOCK

NOTE 7: PREFERRED STOCK

PG&E Corporation

PG&E Corporation has authorized 80 million shares of no par value preferred stock and 5 million shares of  $100 par value preferred stock, which may be issued as redeemable or nonredeemable preferred stock. No preferred stock of PG&E Corporation has been issued to date.

Utility

The Utility has authorized 75 million shares of  $25 par value preferred stock and 10 million shares of  $100 par value preferred stock. The Utility specifies that 5,784,825 shares of the  $25 par value preferred stock authorized are designated as nonredeemable preferred stock without mandatory redemption provisions. All remaining shares of preferred stock may be issued as redeemable or nonredeemable preferred stock.

The following table summarizes the Utility's outstanding preferred stock without mandatory redemption provisions at December 31, 2010 and 2009:

(in millions, except share amounts, redemption price, and par value)	Shares Outstanding	Redemption Price	Balance
Nonredeemable $25 par value preferred stock
5.00% Series	400,000	N/A	$10
5.50% Series	1,173,163	N/A	30
6.00% Series	4,211,662	N/A	105

Total nonredeemable preferred stock	5,784,825		$145

Redeemable $25 par value preferred stock
4.36% Series	418,291	$25.75	$11
4.50% Series	611,142	26.00	15
4.80% Series	793,031	27.25	20
5.00% Series	1,778,172	26.75	44
5.00% Series A	934,322	26.75	23

Total redeemable preferred stock	4,534,958		$113

Preferred stock			$258

Holders of the Utility's nonredeemable preferred stock have rights to annual dividends ranging from  $1.25 to  $1.50 per share. The Utility's redeemable preferred stock is subject to redemption at the Utility's option, in whole or in part, if the Utility pays the specified redemption price plus accumulated and unpaid dividends through the redemption date. At December 31, 2010, annual dividends on redeemable preferred stock ranged from  $1.09 to  $1.25 per share.

Dividends on all Utility preferred stock are cumulative. All shares of preferred stock have voting rights and an equal preference in dividend and liquidation rights. Upon liquidation or dissolution of the Utility, holders of preferred stock would be entitled to the par value of such shares plus all accumulated and unpaid dividends, as specified for the class and series. During each of 2010, 2009, and 2008, the Utility paid  $14 million of dividends on preferred stock. On December 15, 2010, the Board of Directors of the Utility declared a cash dividend on its outstanding series of preferred stock totaling  $4 million that was paid on February 15, 2011 to preferred shareholders of record on January 31, 2011. On February 16, 2011, the Board of Directors of the Utility declared a cash dividend on its outstanding series of preferred stock, payable on May 15, 2011, to shareholders of record on April 29, 2011.

EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2010
EARNINGS PER SHARE
EARNINGS PER SHARE

NOTE 8: EARNINGS PER SHARE

PG&E Corporation's earnings per common share ("EPS") is calculated utilizing the "two-class" method by dividing the sum of distributed earnings to common shareholders and undistributed earnings allocated to common shareholders by the weighted average number of common shares outstanding during the period. In applying the two-class method, undistributed earnings are allocated to both common shares and participating securities. PG&E Corporation's Convertible Subordinated Notes met the criteria of participating securities as the holders were entitled to receive dividends similar to holders of common stock.

As of June 29, 2010, all of PG&E Corporation's Convertible Subordinated Notes had been converted into common stock. Therefore, there were no participating securities outstanding at December 31, 2010. (See Note 4 above.)

The following is a reconciliation of PG&E Corporation's income available for common shareholders and weighted average shares of common stock outstanding for calculating basic EPS:

	Year Ended December 31,
(in millions, except per share amounts)	2010	2009	2008
Basic
Income available for common shareholders	$1,099	$1,220	$1,338
Less: distributed earnings to common shareholders	706	621	560

Undistributed earnings	393	599	778
Less: undistributed earnings from discontinued operations	—	—	154

Undistributed earnings from continuing operations	$393	$599	$624

Allocation of undistributed earnings to common shareholders
Distributed earnings to common shareholders	$706	$621	$560
Undistributed earnings allocated to common shareholders – continuing operations	385	573	592
Undistributed earnings allocated to common shareholders – discontinued operations	—	—	146

Total common shareholders earnings	$1,091	$1,194	$1,298

Weighted average common shares outstanding, basic	382	368	357
Convertible subordinated notes	8	17	19

Weighted average common shares outstanding and participating securities	390	385	376

Net earnings per common share, basic
Distributed earnings, basic (1)	$1.85	$1.69	$1.57
Undistributed earnings – continuing operations, basic	1.01	1.56	1.66
Undistributed earnings – discontinued operations, basic	—	—	0.41

Total	$2.86	$3.25	$3.64

(1)

Distributed earnings, basic may differ from actual per share amounts paid as dividends, as the EPS computation under GAAP requires the use of the weighted average, rather than the actual, number of shares outstanding.

In calculating diluted EPS during the period PG&E Corporation's Convertible Subordinated Notes were outstanding, PG&E Corporation applied the "if-converted" method to reflect the dilutive effect of the Convertible Subordinated Notes to the extent that the impact is dilutive when compared to basic EPS. In addition, PG&E Corporation applies the treasury stock method of reflecting the dilutive effect of outstanding stock-based compensation in the calculation of diluted EPS.

The following is a reconciliation of PG&E Corporation's income available for common shareholders and weighted average shares of common stock outstanding for calculating diluted EPS:

	Year ended
	December 31,
(in millions, except per share amounts)	2010	2009
Diluted
Income available for common shareholders	$1,099	$1,220
Add earnings impact of assumed conversion of participating securities:
Interest expense on convertible subordinated notes, net of tax	8	15
Unrealized loss on embedded derivative, net of tax	—	2

Income available for common shareholders and assumed conversion	$1,107	$1,237

Weighted average common shares outstanding, basic	382	368
Add incremental shares from assumed conversions:
Convertible subordinated notes	8	17
Employee share-based compensation	2	1

Weighted average common shares outstanding, diluted	392	386

Total earnings per common share, diluted	$2.82	$3.20

The following is a reconciliation of PG&E Corporation's income available for common shareholders and weighted average shares of common stock outstanding for calculating diluted EPS:

Year ended
December 31,
(in millions, except per share amounts)	2008
Diluted
Income available for common shareholders	$1,338
Less: distributed earnings to common shareholders	560

Undistributed earnings	778
Less: undistributed earnings from discontinued operations	154

Undistributed earnings from continuing operations	$624

Allocation of undistributed earnings to common shareholders
Distributed earnings to common shareholders	$560
Undistributed earnings allocated to common shareholders – continuing operations	593
Undistributed earnings allocated to common shareholders – discontinued operations	146

Total common shareholders earnings	$1,299

Weighted average common shares outstanding, basic	357
Convertible subordinated notes	19

Weighted average common shares outstanding and participating securities, basic	376

Weighted average common shares outstanding, basic	357
Employee share-based compensation	1

Weighted average common shares outstanding, diluted	358
Convertible subordinated notes	19

Weighted average common shares outstanding and participating securities, diluted	377

Net earnings per common share, diluted
Distributed earnings, diluted	$1.56
Undistributed earnings – continuing operations, diluted	1.66
Undistributed earnings – discontinued operations, diluted	0.41

Total earnings per common share, diluted	$3.63

For each of the periods presented above, the calculation of outstanding shares on a diluted basis excluded an insignificant amount of options and securities that were antidilutive.

INCOME TAXES	12 Months Ended
Dec. 31, 2010
INCOME TAXES
INCOME TAXES

NOTE 9: INCOME TAXES

The significant components of income tax provision (benefit) for continuing operations were as follows:

	PG&E Corporation			Utility
	Year Ended December 31,
	2010	2009	2008	2010	2009	2008
(in millions)
Current:
Federal	$(12)	$(747)	$(268)	$(54)	$(696)	$(188)
State	130	(41)	33	134	(45)	24
Deferred:
Federal	525	1,161	604	589	1,139	596
State	(91)	92	62	(90)	89	62
Tax credits	(5)	(5)	(6)	(5)	(5)	(6)

Income tax provision	$547	$460	$425	$574	$482	$488

The following describes net deferred income tax liabilities:

	PG&E Corporation		Utility
	Year Ended December 31,
	2010	2009	2010	2009
(in millions)
Deferred income tax assets:
Reserve for damages	$222	$138	$222	$138
Environmental reserve	242	227	242	227
Compensation	345	338	305	304
Net operating loss carry forward	327	—	270	—
Other	207	184	178	180

Total deferred income tax assets	$1,343	$887	$1,217	$849

Deferred income tax liabilities:
Regulatory balancing accounts	$1,116	$1,340	$1,116	$1,340
Property related basis differences	5,236	4,036	5,234	4,032
Income tax regulatory asset	509	418	509	418
Other	142	157	135	157

Total deferred income tax liabilities	$7,003	$5,951	$6,994	$5,947

Total net deferred income tax liabilities	$5,660	$5,064	$5,777	$5,098

Classification of net deferred income tax liabilities:
Included in current liabilities	$113	$332	$118	$334
Included in noncurrent liabilities	5,547	4,732	5,659	4,764

Total net deferred income tax liabilities	$5,660	$5,064	$5,777	$5,098

The differences between income taxes and amounts calculated by applying the federal statutory rate to income before income tax expense for continuing operations were as follows:

	PG&E Corporation			Utility
	Year Ended December 31,
	2010	2009	2008	2010	2009	2008

Federal statutory income tax rate	35.0%	35.0%	35.0%	35.0%	35.0%	35.0%
Increase (decrease) in income tax rate resulting from:
State income tax (net of federal benefit)	0.7	1.6	3.1	1.0	1.4	3.3
Effect of regulatory treatment of fixed asset differences	(3.1)	(2.7)	(3.2)	(3.0)	(2.6)	(3.1)
Tax credits	(0.4)	(0.5)	(0.5)	(0.4)	(0.5)	(0.5)
IRS audit settlements	0.1	(4.5)	(7.1)	(0.2)	(4.2)	(4.1)
Other, net	0.9	(1.5)	(0.9)	1.5	(1.3)	(1.7)

Effective tax rate	33.2%	27.4%	26.4%	33.9%	27.8%	28.9%

Unrecognized tax benefits

The following table reconciles the changes in unrecognized tax benefits:

	PG&E Corporation			Utility
	2010	2009	2008	2010	2009	2008
(in millions)
Balance at beginning of year	$673	$75	$209	$652	$37	$94
Additions for tax position taken during a prior year	27	4	—	27	4	—
Additions for tax position taken during the current year	89	624	43	87	623	20
Settlements	(55)	(27)	(177)	(54)	(12)	(77)
Reductions for tax position taken during a prior year	(20)	(3)	—	—	—	—

Balance at end of year	$714	$673	$75	$712	$652	$37

The component of unrecognized tax benefits that, if recognized, would affect the effective tax rate at December 31, 2010 for PG&E Corporation and the Utility is  $39 million, with the remaining balance representing the probable deferral of taxes to later years. PG&E Corporation and the Utility do not expect that the total unrecognized tax benefits would significantly change within the next 12 months.

PG&E Corporation and the Utility recognize accrued interest and penalties related to unrecognized tax benefits as income tax expense in the Consolidated Statements of Income. Interest income net of penalties recognized in income tax expense by PG&E Corporation in 2010, 2009, and 2008 was  $3 million,  $19 million, and  $24 million, respectively. Interest income net of penalties recognized in income tax expense by the Utility in 2010, 2009, and 2008 was  $3 million,  $14 million, and  $11 million, respectively.

As of December 31, 2010, PG&E Corporation and the Utility had accrued interest income of  $8 million. As of December 31, 2009, PG&E Corporation and the Utility had accrued interest expense and penalties of  $11 million and  $12 million, respectively.

Federal subsidy for Medicare Part D

PG&E Corporation and the Utility receive a federal subsidy for maintaining a retiree medical benefit plan with prescription drug benefits that is actuarially equivalent to Medicare Part D. For federal income tax purposes, the subsidy was deductible when contributed to the benefit plan maintained for these benefits. On March 30, 2010, federal healthcare legislation was signed eliminating the deduction for subsidy contributions after 2012. As a result, PG&E Corporation and the Utility recognized an expense of  $19 million in 2010 to reverse previously recognized federal tax benefits (recorded as an increase to income tax provision and a reduction to deferred income tax assets for subsidy amounts included in the calculation of accrued retiree medical benefit obligation).

Tax settlements and years that remain subject to examination

On September 29, 2010, PG&E Corporation received the Internal Revenue Service ("IRS") examination report for the 2005 to 2007 audit years and resolved all matters except for a few items that will be discussed with the IRS Appeals office. Included in the 2005 to 2007 audit was the resolution of the change in accounting method related to the capitalization of indirect service costs for those years. As a result, PG&E Corporation recorded a  $25 million reduction to income tax expense during 2010.

In tax year 2008, PG&E Corporation began participating in the Compliance Assurance Process ("CAP"), a real-time IRS audit intended to expedite resolution of tax matters. The CAP audit culminates with a letter from the IRS indicating their acceptance of the return. The IRS partially accepted the 2008 return, withholding two issues for further review. The most significant of these relates to a tax accounting method change filed by PG&E Corporation to accelerate the amount of deductible repairs. While the IRS approved PG&E Corporation's request for a change in method, the IRS will audit the methodology to determine the proper deduction. This audit has not progressed significantly because the IRS is working with the utility industry to resolve this matter in a consistent manner for all utilities before auditing individual companies. On December 14, 2010 the IRS accepted PG&E Corporation's 2009 tax return without change.

In 2009, PG&E Corporation recognized an income tax benefit of  $56 million from settling a claim with the IRS related to 1998 and 1999. Additionally during 2009, PG&E Corporation recognized  $12 million in California benefits, of which  $10 million was attributable to this settlement and  $2 million was attributable to the 2001–2004 IRS settlement. (The 2001–2004 IRS settlement resulted in a  $154 million tax benefit related to National Energy & Gas Transmission, Inc. ("NEGT") and was recorded as discontinued operations in 2008.) PG&E Corporation received total cash refunds of  $605 million in 2009 related to these settlements.

The California Franchise Tax Board is auditing PG&E Corporation's 2004 and 2005 combined California income tax returns, as well as the 1997-2007 amended income tax returns reflecting IRS settlements for these years and claim filings that apply only to California. It is uncertain when the California Franchise Tax Board will complete the audits.

PG&E Corporation believes that the final resolution of the federal and California audits will not have a material adverse impact on its financial condition or results of operations. PG&E Corporation is neither under audit nor subject to any material risk in any other jurisdiction.

Loss carry forwards

As of December 31, 2010 and 2009, PG&E Corporation has  $24 million and  $25 million, respectively, of federal and California capital loss carry forwards based on filed tax returns, of which approximately  $9 million will expire if not used by December 31, 2011. For all periods presented, PG&E Corporation has provided a full valuation allowance against its deferred income tax assets for capital loss carry forwards.

The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 (the "Tax Relief Act") Federal legislation that was signed into law on December 17, 2010, provides for full expensing of qualified property, plant, and equipment placed in service from September 9, 2010 to December 31, 2011 for tax purposes. The Tax Relief Act increased PG&E Corporation's federal net operating loss carry forwards. As of December 31, 2010, PG&E Corporation has approximately  $540 million of federal net operating loss carry forwards and  $45 million of tax credit carry forwards, which will expire between 2029 and 2030. In addition, PG&E Corporation has approximately  $46 million of loss carry forwards related to charitable contributions, which will expire between 2014 and 2015. PG&E Corporation believes it is more likely than not the tax benefits associated with the federal operating loss and tax credit can be realized within the carry forward periods, therefore no valuation allowance was recognized as of December 31, 2010. The amount of federal net operating loss carry forwards for which a tax benefit from employee stock plans would be recorded in additional paid-in capital was approximately  $9 million as of December 31, 2010.

DERIVATIVES AND HEDGING ACTIVITIES	12 Months Ended
Dec. 31, 2010
DERIVATIVES AND HEDGING ACTIVITIES
DERIVATIVES AND HEDGING ACTIVITIES

NOTE 10: DERIVATIVES AND HEDGING ACTIVITIES

Use of Derivative Instruments

The Utility faces market risk primarily related to electricity and natural gas commodity prices. All of the Utility's risk management activities involving derivatives reduce the volatility of commodity costs on behalf of its customers. The CPUC allows the Utility to charge customer rates designed to recover the Utility's reasonable costs of providing services, including the cost to obtain and deliver electricity and natural gas.

The Utility uses both derivative and non-derivative contracts in managing its customers' exposure to commodity-related price risk, including:

•	forward contracts that commit the Utility to purchase a commodity in the future;

•	swap agreements that require payments to or from counterparties based upon the difference between two prices for a predetermined contractual quantity;

•	option contracts that provide the Utility with the right to buy a commodity at a predetermined price; and

•	futures contracts that are exchange-traded contracts committing the Utility to make a cash settlement at a specified price and future date.

These instruments are not held for speculative purposes and are subject to certain regulatory requirements.

Commodity-Related Price Risk

Commodity-related price risk management activities that meet the definition of a derivative are recorded at fair value on the Consolidated Balance Sheets. As long as the ratemaking mechanisms discussed above remain in place and the Utility's risk management activities are carried out in accordance with CPUC directives, the Utility expects to fully recover from customers, in rates, all costs related to commodity-related price risk-related derivative instruments. Therefore, all unrealized gains and losses associated with the change in fair value of these derivative instruments are deferred and recorded within the Utility's regulatory assets and liabilities on the Consolidated Balance Sheets. (See Note 3 above.) Net realized gains or losses on derivative instruments related to price risk for commodities are recorded in the cost of electricity or the cost of natural gas with corresponding increases or decreases to regulatory balancing accounts for recovery from customers.

The Utility elects the normal purchase and sale exception for qualifying commodity-related derivative instruments. Derivative instruments that require physical delivery, are probable of physical delivery in quantities that are expected to be used by the Utility over a reasonable period in the normal course of business, and do not contain pricing provisions unrelated to the commodity delivered are eligible for the normal purchase and sale exception. The fair value of instruments that are eligible for the normal purchase and sales exception are not reflected in the Consolidated Balance Sheets.

The following is a discussion of the Utility's use of derivative instruments intended to mitigate commodity-related price risk for its customers.

Electricity Procurement

The Utility obtains electricity from a diverse mix of resources, including third-party power purchase agreements, amounts allocated under DWR contracts, and its own electricity generation facilities. The amount of electricity the Utility needs to meet the demands of customers and that is not satisfied from the Utility's own generation facilities, existing purchase contracts, or DWR contracts allocated to the Utility's customers is subject to change for a number of reasons, including:

•	periodic expirations or terminations of existing electricity purchase contracts, including the DWR's contracts;

•	the execution of new electricity purchase contracts;

•	fluctuation in the output of hydroelectric and other renewable power facilities owned or under contract;

•

changes in the Utility's customers' electricity demands due to customer and economic growth or decline, weather, implementation of new energy efficiency and demand response programs, direct access, and community choice aggregation;

•	the acquisition, retirement, or closure of generation facilities; and

•	changes in market prices that make it more economical to purchase power in the market rather than use the Utility's existing or contracted resources to generate power.

The Utility enters into third-party power purchase agreements to ensure sufficient electricity to meet customer needs. The Utility's third-party power purchase agreements are generally accounted for as leases, but certain third-party power purchase agreements are considered derivative instruments. The Utility elects to use the normal purchase and sale exception for eligible derivative instruments.

A portion of the Utility's third-party power purchase agreements contain market-based pricing terms. In order to reduce the volatility in customer rates, the Utility has entered into financial swap contracts to effectively fix the price of future purchases and reduce the cash flow variability associated with fluctuating electricity prices under some of those power purchase agreements. These financial swaps are considered derivative instruments.

Electric Transmission Congestion Revenue Rights

The California Independent System Operator ("CAISO") controlled electricity transmission grid used by the Utility to transmit power is subject to transmission constraints. As a result, the Utility is subject to financial risk associated with the cost of transmission congestion. The congestion revenue rights ("CRRs") allow market participants, including load-serving entities, to hedge the financial risk of CAISO-imposed congestion charges in the new day-ahead market. The CAISO releases CRRs through an annual and monthly process, each of which includes an allocation phase (in which load-serving entities are allocated CRRs at no cost based on the customer demand or "load" they serve) and an auction phase (in which CRRs are priced at market and available to all market participants). The CRRs held by the Utility are considered derivative instruments.

Natural Gas Procurement (Electric Fuels Portfolio)

The Utility's electric procurement portfolio is exposed to natural gas price risk primarily through the Utility-owned natural gas generating facilities, tolling agreements, and natural gas-indexed electricity procurement contracts. In order to reduce the volatility in customer rates, the Utility purchases financial instruments such as futures, swaps, and options to reduce future cash flow variability associated with fluctuating natural gas prices. These financial instruments are considered derivative instruments.

Natural Gas Procurement (Core Gas Supply Portfolio)

The Utility enters into physical natural gas commodity contracts to fulfill the needs of its residential and smaller commercial customers known as "core" customers. (The Utility does not procure natural gas for industrial and large commercial, or "non-core," customers.) Changes in temperature cause natural gas demand to vary daily, monthly, and seasonally. Consequently, varying volumes of gas may be purchased or sold in the multi-month, monthly, and to a lesser extent, daily spot market to balance such seasonal supply and demand. The Utility purchases financial instruments such as swaps and options as part of its core winter hedging program in order to manage customer exposure to high gas prices during peak winter months. These financial instruments are considered derivative instruments.

Volume of Derivative Activity

At December 31, 2010, the volumes of PG&E Corporation's and the Utility's outstanding derivative contracts were as follows:

		Contract Volume (1)
Underlying Product	Instruments	Less Than 1 Year	Greater Than 1 Year but Less Than 3 Years	Greater Than 3 Years but Less Than 5 Years	Greater Than 5 Years (2)
Natural Gas (3) (MMBtus (4))	Forwards, Futures, and Swaps	427,176,587	308,712,558	—	—
	Options	270,509,308	176,150,000	—	—
Electricity (Megawatt-hours)	Forwards, Futures, and Swaps	5,690,441	6,969,024	3,673,512	4,826,640
	Options	415,450	—	264,096	396,396
	Congestion Revenue Rights	74,313,524	72,070,789	71,997,921	96,986,809

(1)	Amounts shown reflect the total gross derivative volumes by commodity type that are expected to settle in each time period.
(2)	Derivatives in this category expire between 2016 and 2022.
(3)	Amounts shown are for the combined positions of the electric and core gas portfolios.
(4)	Million British Thermal Units.

Presentation of Derivative Instruments in the Financial Statements

In PG&E Corporation's and the Utility's Consolidated Balance Sheets, derivative instruments are presented on a net basis by counterparty where the right of offset exists under a master netting agreement. The net balances include outstanding cash collateral associated with derivative positions.

At December 31, 2010, PG&E Corporation's and the Utility's outstanding derivative balances were as follows:

(in millions)	Gross Derivative Balance (1)	Netting (2)	Cash Collateral (2)	Total Derivative Balances
Commodity Risk (PG&E Corporation and the Utility)
Current assets – other	$56	$(45)	$79	$90
Other noncurrent assets – other	77	(62)	96	111
Current liabilities – other	(388)	45	119	(224)
Noncurrent liabilities – other	(486)	62	130	(294)

Total commodity risk	$(741)	$—	$424	$(317)

(1)	See Note 11 of the Notes to the Consolidated Financial Statements for a discussion of the valuation techniques used to calculate the fair value of these instruments.
(2)	Positions, by counterparty, are netted where the intent and legal right to offset exist in accordance with master netting agreements.

At December 31, 2009, PG&E Corporation's and the Utility's outstanding derivative balances were as follows:

(in millions)	Gross Derivative Balance (1)	Netting (2)	Cash Collateral (2)	Total Derivative Balances
Commodity Risk (PG&E Corporation and the Utility)
Current assets – other	$76	$(12)	$77	$141
Other noncurrent assets – other	64	(44)	13	33
Current liabilities – other	(231)	12	54	(165)
Noncurrent liabilities – other	(390)	44	44	(302)

Total commodity risk	$(481)	$—	$188	$(293)

Other Risk Instruments (3) (PG&E Corporation Only)
Current liabilities – other	$(13)	$—	$—	$(13)

Total derivatives	$(494)	$—	$188	$(306)

(1)	See Note 11 of the Notes to the Consolidated Financial Statements for a discussion of the valuation techniques used to calculate the fair value of these instruments.
(2)	Positions, by counterparty, are netted where the intent and legal right to offset exist in accordance with master netting agreements.
(3)	This category relates to the dividend participation rights of PG&E Corporation's Convertible Subordinated Notes, which were converted to PG&E Corporation common stock in 2010.

For the years ended December 31, 2010 and 2009, the gains and losses recorded on PG&E Corporation's and the Utility's derivative instruments were as follows:

	Commodity Risk
	(PG&E Corporation and the Utility)
(in millions)	2010	2009
Unrealized gain/(loss) – Regulatory assets and liabilities (1)	$(260)	$15
Realized gain/(loss) – Cost of electricity(2)	(573)	(701)
Realized gain/(loss) – Cost of natural gas (2)	(79)	(54)

Total commodity risk instruments	$(912)	$(740)

(1)

Unrealized gains and losses on commodity risk-related derivative instruments are recorded to regulatory assets or liabilities rather than being recorded to the Consolidated Statements of Income. These amounts exclude the impact of cash collateral postings.

(2)	These amounts are fully passed through to customers in rates. Accordingly, net income was not impacted by realized amounts on these instruments.

Cash inflows and outflows associated with the settlement of all derivative instruments are included in operating cash flows on PG&E Corporation's and the Utility's Consolidated Statements of Cash Flows.

The majority of the Utility's commodity risk-related derivative instruments contain collateral posting provisions tied to the Utility's credit rating from each of the major credit rating agencies. If the Utility's credit rating were to fall below investment grade, the Utility would be required to immediately post additional cash to fully collateralize its net liability derivative positions.

At December 31, 2010, the additional cash collateral that the Utility would be required to post if its credit risk-related contingency features were triggered was as follows:

(in millions)
Derivatives in a liability position with credit risk-related contingencies that are not fully collateralized	$(518)
Related derivatives in an asset position	—
Collateral posting in the normal course of business related to these derivatives	7

Net position of derivative contracts/additional collateral posting requirements (1)	$(511)

(1)	This calculation excludes the impact of closed but unpaid positions, as their settlement is not impacted by any of the Utility's credit risk-related contingencies.

FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2010
FAIR VALUE MEASUREMENTS
FAIR VALUE MEASUREMENTS

NOTE 11: FAIR VALUE MEASUREMENTS

PG&E Corporation and the Utility measure their cash equivalents, trust assets, and price risk management instruments at fair value. Fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or a liability. A three-tier fair value hierarchy is established as a basis for considering such assumptions and for inputs used in the valuation methodologies in measuring fair value:

Level 1—Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2—Include other inputs that are directly or indirectly observable in the marketplace.

Level 3—Unobservable inputs which are supported by little or no market activities.

The fair value hierarchy requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

Assets and liabilities measured at fair value on a recurring basis for PG&E Corporation and the Utility are summarized below (money market investments and assets held in rabbi trusts are held by PG&E Corporation and not the Utility):

Fair Value Measurements at December 31, 2010
(in millions)	Level 1	Level 2	Level 3	Total
Assets:
Money market investments	$138	$—	$—	$138

Nuclear decommissioning trusts
U.S. equity securities (1)	1,029	7	—	1,036
Non-U.S. equity securities	349	—	—	349
U.S. government and agency securities	584	40	—	624
Municipal securities	—	119	—	119
Other fixed income securities	—	66	—	66

Total nuclear decommissioning trusts (2)	1,962	232	—	2,194

Price risk management instruments (Note 10)
Electric (3)	130	—	—	130
Gas (4)	3	—	—	3

Total price risk management instruments	133	—	—	133

Rabbi trusts
Fixed Income securities	—	24	—	24
Life insurance contracts	—	65	—	65

Total rabbi trusts	—	89	—	89

Long-term disability trust
U.S. equity securities (1)	11	24	—	35
Corporate debt securities (1)	—	150	—	150

Total long-term disability trust	11	174	—	185

Total assets	$2,244	$495	$—	$2,739

Liabilities:
Price risk management instruments (Note 10)
Electric (5)	$—	$5	$403	$408
Gas (6)	—	1	41	42

Total price risk management instruments	—	6	444	450

Total liabilities	$—	$6	$444	$450

(1)	Level 2 balances include commingled funds, which are comprised primarily of securities traded publicly on exchanges. Price quotes for the assets held by the funds are readily observable and available.
(2)	Excludes $185 million primarily related to deferred taxes on appreciation of investment value.
(3)	Balances include the impact of netting adjustments of $359 million to Level 1. Includes natural gas for electric portfolio.
(4)	Balances include the impact of netting adjustments of $44 million to Level 1. Includes natural gas for core customers
(5)	Balances include the impact of netting adjustments of $66 million to Level 2 and $(48) million to Level 3. Includes natural gas for electric portfolio.
(6)	Balances include the impact of netting adjustments of $3 million to Level 3. Includes natural gas for core customers.

Fair Value Measurements at December 31, 2009
(in millions)	Level 1	Level 2	Level 3	Total
Assets:
Money market investments	$189	$—	$4	$193

Nuclear decommissioning trusts
U.S. equity securities (1)	762	6	—	768
Non-U.S. equity securities	344	—	—	344
U.S. government and agency securities	653	51	—	704
Municipal securities	1	89	—	90
Other fixed income securities	—	108	—	108

Total nuclear decommissioning trusts (2)	1,760	254	—	2,014

Rabbi trusts
Equity securities	21	—	—	21
Life insurance contracts	60	—	—	60

Total rabbi trusts	81	—	—	81

Long-term disability trust
U.S. equity securities (1)	52	23	—	75
Corporate debt securities (1)	—	113	—	113

Total long-term disability trust	52	136	—	188

Total assets	$2,082	$390	$4	$2,476

Liabilities:
Dividend participation rights (3)	$—	$—	$12	$12

Price risk management instruments (Note 10)
Electric (4)	2	73	157	232
Gas (5)	1	—	60	61

Total price risk management instruments	3	73	217	293

Other liabilities	—	—	3	3

Total liabilities	$3	$73	$232	$308

(1)	Level 2 balances include commingled funds, which are comprised primarily of securities traded publicly on exchanges. Price quotes for the assets held by the funds are readily observable and available.
(2)	Excludes deferred taxes on appreciation of investment value.
(3)	The dividend participation rights were associated with PG&E Corporation's Convertible Subordinated Notes which were no longer outstanding as of December 31, 2010.
(4)	Balances include the impact of netting adjustments of $108 million to Level 1, $48 million to Level 2, and $19 million to Level 3. Includes natural gas for electric portfolio.
(5)	Balances include the impact of netting adjustments of $13 million to Level 3. Includes natural gas for core customers.

Money Market Investments

PG&E Corporation invests in money market funds that seek to maintain a stable net asset value. These funds invest in high-quality, short-term, diversified money market instruments, such as treasury bills, federal agency securities, certificates of deposit, and commercial paper with a maximum weighted average maturity of 60 days or less. PG&E Corporation's investments in these money market funds are generally valued using unadjusted quotes in an active market for identical assets and are thus classified as Level 1 instruments. Money market funds are recorded as cash and cash equivalents in PG&E Corporation's Consolidated Balance Sheets.

Trust Assets

The assets held by the nuclear decommissioning trusts, the rabbi trusts related to the non-qualified deferred compensation plans, and the long-term disability trust are comprised primarily of equity securities and debt securities. In general, investments held in the trusts are exposed to various risks, such as interest rate, credit, and market volatility risks. It is reasonably possible that changes in the market values of investment securities could occur in the near term, and such changes could materially affect the trusts' fair value.

Equity securities primarily include investments in common stock and commingled funds comprised of equity across multiple industry sectors in the U.S. and other regions of the world. Equity securities are generally valued based on unadjusted prices in active markets for identical transactions and are classified as Level 1.

Debt securities are comprised primarily of fixed income securities that include U.S. government and agency securities, municipal securities, and corporate debt securities. A market based valuation approach is generally used to estimate the fair value of debt securities classified as Level 2 instruments in the tables above. Under a market approach, fair values are determined based on evaluated pricing data, such as broker quotes, for similar securities adjusted for observable differences. Significant inputs used in the valuation model generally include benchmark yield curves and issuer spreads. The external credit rating, coupon rate, and maturity of each security are considered in the valuation, as applicable.

The Consolidated Balance Sheets of PG&E Corporation and the Utility contain assets held in trust for the PG&E Retirement Plan Master Trust, the Postretirement Life Insurance Trust, and the Postretirement Medical Trusts presented on a net basis. (See Note 12 below.) The pension assets are presented net of pension obligations as noncurrent liabilities – other in PG&E Corporation's and the Utility's Consolidated Balance Sheets.

Price Risk Management Instruments

Price risk management instruments include physical and financial derivative contracts, such as futures, forwards, swaps, options, and CRRs that are either exchange-traded or over-the-counter traded. (See Note 10 above.)

Futures, forwards, and swaps are valued using observable market prices for the underlying commodity or an identical instrument and are classified as Level 1 or Level 2 instruments. For periods where market data is not available, the Utility extrapolates forward prices. Other futures, forwards, and swaps are considered Level 3 instruments as the determination of their fair value includes the use of unobservable forward prices.

All energy-related options are classified as Level 3 and are valued using a standard option pricing model with various assumptions, including forward prices for the underlying commodity, time value at a risk free rate, and volatility. For periods when market data is not available, the Utility extrapolates these assumptions using internal models.

The Utility holds CRRs to hedge financial risk of CAISO-imposed congestion charges in the day-ahead markets. CRRs are valued based on the forecasted settlement price at the delivery points underlying the CRR using internal models. The Utility also uses the most current annual auction prices published by the CAISO to calibrate internal models. Limited market data is available between auction dates; therefore, CRRs are classified as Level 3 measurements.

The Utility enters into power purchase agreements for the purchase of electricity to meet the demand of its customers. (See Note 10 above.) The Utility uses internal models to determine the fair value of these power purchase agreements. These power purchase agreements include contract terms that extend beyond a period for which an active market exists. The Utility utilizes market data for the underlying commodity to the extent that it is available in determining the fair value. For periods where market data is not available, the Utility extrapolates forward prices. These power purchase agreements are considered Level 3 instruments as the determination of their fair value includes the use of unobservable forward prices.

Transfers between Levels

PG&E Corporation and the Utility recognize any transfers between levels in the fair value hierarchy as of the end of the reporting period. There were no significant transfers between levels for the year ended December 31, 2010.

Level 3 Reconciliation

The following tables present reconciliations for assets and liabilities measured and recorded at fair value on a recurring basis, using significant unobservable inputs (Level 3), for the years ended December 31, 2010 and 2009:

	PG&E Corporation Only		PG&E Corporation and the Utility
(in millions)	Money Market	Dividend Participation Rights	Price Risk Management Instruments	Nuclear Decommissioning Trusts Equity Securities (1)	Long- Term Disability Equity Securities	Long-Term Disability Corp. Debt Securities	Other Liabilities	Total
Asset (liability) balance as of December 31, 2008	$12	$(42)	$(156)	$5	$54	$24	$(2)	$(105)

Realized and unrealized gains (losses):
Included in earnings	—	2	—	—	12	3	—	17
Included in regulatory assets and liabilities or balancing accounts	—	—	(61)	1	—	—	(1)	(61)
Purchases, issuances, and settlements	(8)	28	—	—	(43)	86	—	63
Transfers into Level 3	—	—	—	—	—	—	—	—
Transfers out of Level 3	—	—	—	(6)	(23)	(113)	—	(142)

Asset (liability) balance as of December 31, 2009	$4	$(12)	$(217)	$—	$—	$—	$(3)	$(228)

Realized and unrealized gains (losses):
Included in earnings	—	—	—	—	—	—	—	—
Included in regulatory assets and liabilities or balancing accounts	—	—	(227)	—	—	—	3	(224)
Purchases, issuances, and settlements	(4)	12	—	—	—	—	—	8
Transfers into Level 3	—	—	—	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—	—	—	—

Asset (liability) balance as of December 31, 2010	$—	$—	$(444)	$—	$—	$—	$—	$(444)

(1)	Excludes deferred taxes on appreciation of investment value.

Financial Instruments

PG&E Corporation and the Utility use the following methods and assumptions in estimating fair value for financial instruments:

•

The fair values of cash, restricted cash and deposits, net accounts receivable, short-term borrowings, accounts payable, customer deposits, and the Utility's variable rate pollution control bond loan agreements approximate their carrying values at December 31, 2010 and 2009.

•

The fair values of the Utility's fixed rate senior notes and fixed rate pollution control bond loan agreements, PG&E Corporation's Convertible Subordinated Notes, PG&E Corporation's fixed rate senior notes, and the ERBs issued by PERF were based on quoted market prices at December 31, 2010 and 2009.

The carrying amount and fair value of PG&E Corporation's and the Utility's debt instruments were as follows (the table below excludes financial instruments with carrying values that approximate their fair values):

	At December 31,
	2010		2009
(in millions)	Carrying Amount	Fair Value(2)	Carrying Amount	Fair Value(2)
Debt (Note 4):
PG&E Corporation (1)	$349	$383	$597	$1,096
Utility	10,444	11,314	9,240	9,824
Energy recovery bonds (Note 5)	827	862	1,213	1,269

(1)	PG&E Corporation Convertible Subordinated Notes were no longer outstanding as of December 31, 2010.
(2)	Fair values are determined using readily available quoted market prices.

Nuclear Decommissioning Trust Investments

The funds in the decommissioning trusts, along with accumulated earnings, will be used exclusively for decommissioning and dismantling the Utility's nuclear facilities. At December 31, 2010 and 2009, the Utility had accumulated nuclear decommissioning trust funds with an estimated fair value of  $2.0 billion and  $1.9 billion, respectively, net of deferred taxes on unrealized gains. In 2010 and 2009, the trusts earned  $62 million and  $63 million in interest and dividends, respectively. All earnings on the assets held in the trusts, net of authorized disbursements from the trusts and investment management and administrative fees, are reinvested. Amounts may not be released from the decommissioning trusts until authorized by the CPUC.

At December 31, 2010 and 2009, total unrealized losses on the investments held in the trusts were  $6 million and  $8 million, respectively. The Utility concluded that the unrealized losses were other-than-temporary impairments and recorded a reduction to the nuclear decommissioning trusts assets and the corresponding regulatory liability for asset retirement costs. There were no individually material unrealized losses.

The following table provides a summary of available-for-sale investments held in the Utility's nuclear decommissioning trusts:

	Amortized Cost	Total Unrealized Gains	Total Unrealized Losses	Estimated (1) Fair Value
(in millions)
As of December 31, 2010
Equity securities
U.S.	$509	$529	$(2)	$1,036
Non-U.S.	180	170	(1)	349
Debt securities
U.S. government and agency securities	571	55	(2)	624
Municipal securities	119	1	(1)	119
Other fixed income securities	65	1	—	66

Total	$1,444	$756	$(6)	$2,194

As of December 31, 2009
Equity securities
U.S.	$344	$425	$(1)	$768
Non-U.S.	182	163	(1)	344
Debt securities
U.S. government and agency securities	656	52	(4)	704
Municipal securities	89	1	—	90
Other fixed income securities	108	2	(2)	108

Total	$1,379	$643	$(8)	$2,014

(1)	Excludes taxes on appreciation of investment value.

The debt securities mature on the following schedule:

As of December 31, 2010	(in millions)
Less than 1 year	$37
1–5 years	349
5–10 years	215
More than 10 years	208

Total maturities of debt securities	$809

The following table provides a summary of the activity for the debt and equity securities:

	Year Ended December 31,
	2010	2009	2008
(in millions)
Proceeds from sales and maturities of nuclear decommissioning trust investments	$1,405	$1,351	$1,635
Gross realized gains on sales of securities held as available-for-sale	42	27	30
Gross realized losses on sales of securities held as available-for-sale	(11)	(55)	(142)

EMPLOYEE BENEFIT PLANS	12 Months Ended
Dec. 31, 2010
EMPLOYEE BENEFIT PLANS
EMPLOYEE BENEFIT PLANS

NOTE 12: EMPLOYEE BENEFIT PLANS

PG&E Corporation and the Utility provide a non-contributory defined benefit pension plan for eligible employees and retirees (referred to collectively as "pension benefits"), contributory postretirement medical plans for eligible employees and retirees and their eligible dependents, and non-contributory postretirement life insurance plans for eligible employees and retirees (referred to collectively as "other benefits"). PG&E Corporation and the Utility have elected that certain of the trusts underlying these plans be treated under the Code as qualified trusts. If certain conditions are met, PG&E Corporation and the Utility can deduct payments made to the qualified trusts, subject to certain Code limitations. PG&E Corporation and the Utility use a December 31 measurement date for all plans.

PG&E Corporation's and the Utility's funding policy is to contribute tax-deductible amounts, consistent with applicable regulatory decisions and federal minimum funding requirements. Based upon current assumptions and available information, the Utility has not identified any minimum funding requirements related to its pension plans.

Change in Plan Assets, Benefit Obligations, and Funded Status

The following tables show the reconciliation of changes in plan assets, benefit obligations, and the plans' aggregate funded status for pension benefits and other benefits for PG&E Corporation during 2010 and 2009:

Pension Benefits

(in millions)	2010	2009
Change in plan assets:
Fair value of plan assets at January 1	$9,330	$8,066
Actual return on plan assets	1,235	1,523
Company contributions	162	187
Benefits and expenses paid	(477)	(446)

Fair value of plan assets at December 31	$10,250	$9,330

Change in benefit obligation:
Projected benefit obligation at January 1	$10,766	$9,767
Service cost for benefits earned	253	227
Interest cost	645	624
Actuarial loss	856	494
Plan amendments	(1)	71
Transitional costs	4	3
Benefits paid	(452)	(420)

Projected benefit obligation at December 31 (1)	$12,071	$10,766

Funded status:
Current liability	$(5)	$(5)
Noncurrent liability	(1,816)	(1,431)

Accrued benefit cost at December 31	$(1,821)	$(1,436)

(1)	PG&E Corporation's accumulated benefit obligation was $10,653 million and $9,527 million at December 31, 2010 and 2009, respectively.

Other Benefits

(in millions)	2010	2009
Change in plan assets:
Fair value of plan assets at January 1	$1,169	$990
Actual return on plan assets	147	166
Company contributions	94	87
Plan participant contribution	49	42
Benefits and expenses paid	(122)	(116)

Fair value of plan assets at December 31	$1,337	$1,169

Change in benefit obligation:
Benefit obligation at January 1	$1,511	$1,382
Service cost for benefits earned	36	30
Interest cost	88	87
Actuarial loss	52	72
Plan amendments	128	—
Transitional costs	1	1
Benefits paid	(113)	(106)
Federal subsidy on benefits paid	3	4
Plan participant contributions	49	41

Benefit obligation at December 31	$1,755	$1,511

Funded status:
Noncurrent liability	$(418)	$(342)

Accrued benefit cost at December 31	$(418)	$(342)

There was no material difference between PG&E Corporation and the Utility for the information disclosed above.

On February 16, 2010, the Utility amended its contributory postretirement medical plans for retirees to provide for additional employer contributions towards retiree premiums. The plan amendment was accounted for as a plan modification that required re-measurement of the accumulated benefit obligation, plan assets, and periodic benefit costs. The inputs and assumptions used in re-measurement did not change significantly from December 31, 2009 and did not have a material impact on the funded status of the plans. The re-measurement of the accumulated benefit obligation and plan assets resulted in an increase to other postretirement benefits and a decrease to other comprehensive income of  $148 million. The impact to net periodic benefit cost was not material.

Components of Net Periodic Benefit Cost

Net periodic benefit cost as reflected in PG&E Corporation's Consolidated Statements of Income for 2010, 2009, and 2008 is as follows:

Pension Benefits

	December 31,
(in millions)	2010	2009	2008
Service cost for benefits earned	$279	$259	$236
Interest cost	645	624	581
Expected return on plan assets	(624)	(579)	(696)
Amortization of prior service cost	53	53	47
Amortization of unrecognized loss	44	101	1

Net periodic benefit cost	397	458	169

Less: transfer to regulatory account (1)	(233)	(294)	(4)

Total	$164	$164	$165

(1)

The Utility recorded  $233 million,  $295 million, and  $4 million for the years ended December 31, 2010, 2009, and 2008, respectively, to a regulatory account as the amounts are probable of recovery from customers in future rates.

Other Benefits

	December 31,
(in millions)	2010	2009	2008
Service cost for benefits earned	$36	$30	$29
Interest cost	88	87	81
Expected return on plan assets	(74)	(68)	(93)
Amortization of transition obligation	26	26	26
Amortization of prior service cost	25	16	16
Amortization of unrecognized loss (gain)	3	3	(15)

Net periodic benefit cost	$104	$94	$44

There was no material difference between PG&E Corporation and the Utility for the information disclosed above.

Components of Accumulated Other Comprehensive Income (Loss)

PG&E Corporation and the Utility record the net periodic benefit cost for pension benefits and other benefits as a component of accumulated other comprehensive income (loss), net of tax. Net periodic benefit cost is composed of unrecognized prior service costs, unrecognized gains and losses, and unrecognized net transition obligations as components of accumulated other comprehensive income, net of tax. (See Note 2 above.)

Regulatory adjustments are recorded in the Consolidated Statements of Income and Consolidated Balance Sheets to reflect the difference between pension expense or income for accounting purposes and pension expense or income for ratemaking, which is based on a funding approach. A regulatory adjustment is also recorded for the amounts that would otherwise be charged to accumulated other comprehensive income for the pension benefits related to the Utility's defined benefit pension plan. The Utility would record a regulatory liability for a portion of the credit balance in accumulated other comprehensive income, should the other benefits be in an overfunded position. However, this recovery mechanism does not allow the Utility to record a regulatory asset for an underfunded position related to other benefits. Therefore, the charge remains in accumulated other comprehensive income (loss) for other benefits.

The estimated amounts that will be amortized into net periodic benefit cost for PG&E Corporation in 2011 are as follows:

Pension Benefits

(in millions)
Unrecognized prior service cost	$35
Unrecognized net loss	48

Total	$83

Other Benefits

(in millions)
Unrecognized prior service cost	$26
Unrecognized net loss	4
Unrecognized net transition obligation	26

Total	$56

There were no material differences between the estimated amounts that will be amortized into net period benefit costs for PG&E Corporation and the Utility.

Medicare Prescription Drug, Improvement and Modernization Act of 2003

The Medicare Prescription Drug, Improvement, and Modernization Act of 2003 establishes a prescription drug benefit under Medicare ("Medicare Part D") and a tax-exempt federal subsidy to sponsors of retiree health care benefit plans that provide a benefit that actuarially is at least equivalent to Medicare Part D. PG&E Corporation and the Utility determined that benefits provided to certain participants actuarially will be at least equivalent to Medicare Part D. Therefore, PG&E Corporation and the Utility are entitled to a tax-exempt subsidy that reduced the accumulated postretirement benefit obligation under the defined benefit medical plan at December 31, 2010 and 2009 and reduced the net periodic cost for 2010 and 2009 by the following amounts:

(in millions)	2010	2009
Accumulated postretirement benefit obligation reduction	$72	$71
Net periodic benefit cost reduction	1	7

On March 30, 2010, federal healthcare legislation was signed eliminating the deduction for subsidy contributions after 2012. (See Note 9 above.)

There was no material difference between PG&E Corporation's and the Utility's Medicare Part D subsidy during 2010.

Valuation Assumptions

The following actuarial assumptions were used in determining the projected benefit obligations and the net periodic cost. The following weighted average year-end assumptions were used in determining the plans' projected benefit obligations and net benefit cost.

	Pension Benefits			Other Benefits
	December 31,			December 31,
	2010	2009	2008	2010	2009	2008
Discount rate	5.42%	5.97%	6.31%	5.11-5.56%	5.66-6.09%	5.85-6.33%
Average rate of future compensation increases	5.00%	5.00%	5.00%	—	—	—
Expected return on plan assets	6.60%	6.80%	7.30%	5.20-6.60%	5.80-6.90%	7.00-7.30%

The assumed health care cost trend rate as of December 31, 2010 is 8%, decreasing gradually to an ultimate trend rate in 2018 and beyond of approximately 5%. A one-percentage-point change in assumed health care cost trend rate would have the following effects:

(in millions)	One- Percentage- Point Increase	One- Percentage- Point Decrease
Effect on postretirement benefit obligation	$83	$(86)
Effect on service and interest cost	7	(7)

Expected rates of return on plan assets were developed by determining projected stock and bond returns and then applying these returns to the target asset allocations of the employee benefit plan trusts, resulting in a weighted average rate of return on plan assets. Returns on fixed-income debt investments were projected based on real maturity and credit spreads added to a long-term inflation rate. Returns on equity investments were estimated based on estimates of dividend yield and real earnings growth added to a long-term inflation rate. For the pension plan, the assumed return of 6.6% compares to a ten-year actual return of 6.2%. The rate used to discount pension benefits and other benefits was based on a yield curve developed from market data of over approximately 600 Aa-grade non-callable bonds at December 31, 2010. This yield curve has discount rates that vary based on the duration of the obligations. The estimated future cash flows for the pension and other benefit obligations were matched to the corresponding rates on the yield curve to derive a weighted average discount rate.

The difference between actual and expected return on plan assets is included in unrecognized gain (loss), and is considered in the determination of future net periodic benefit income (cost). The actual return on plan assets for 2009 was lower than the expected return due to the significant decline in equity market values that occurred in 2009. The actual return on plan assets in 2010 was in line with the expectations.

Investment Policies and Strategies

The financial position of PG&E Corporation's and the Utility's funded employee benefit plans is driven by the relationship between plan assets and liabilities. As noted above, the funded status is the difference between the fair value of plan assets and projected benefit obligations. Volatility in funded status occurs when asset values change differently from liability values and can result in fluctuations in costs for financial reporting as well as the amount of minimum contributions required under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). PG&E Corporation's and the Utility's investment policies and strategies are designed to increase the ratio of trust assets to plan liabilities at an acceptable level of funded status volatility.

Interest rate risk and equity risk are the key determinants of PG&E Corporation's and the Utility's funded status volatility. In addition to affecting the trust's fixed income portfolio market values, interest rate changes also influence liability valuations as discount rates move with current bond yields. To manage this risk, PG&E Corporation's and the Utility's trusts hold significant allocations to fixed income investments that include U.S. government securities, corporate securities, interest rate swaps, and other fixed income securities. Although they contribute to funded status volatility, equity investments are held to reduce long-term funding costs due to their higher expected return. The equity investment allocation is implemented through diversified U.S., non-U.S., and global portfolios that include common stock and commingled funds across multiple industry sectors. Absolute return investments include hedge fund portfolios that diversify the plan's holdings in equity and fixed income investments by exhibiting returns with low correlation to the direction of these markets. Over the last three years, target allocations to equity investments have generally declined in favor of longer-maturity fixed income investments as a means of dampening future funded status volatility.

PG&E Corporation and the Utility apply a risk management framework for managing the risks associated with employee benefit plan trust assets. The guiding principles of this risk management framework are the clear articulation of roles and responsibilities, appropriate delegation of authority, and proper accountability and documentation. Trust investment policies and investment manager guidelines include provisions to ensure prudent diversification, manage risk through appropriate use of physical direct asset holdings and derivative securities, and identify permitted and prohibited investments.

The target asset allocation percentages for major categories of trust assets for pension and other benefit plans at December 31, 2011, 2010, and 2009 are as follows:

	Pension Benefits			Other Benefits
	2011	2010	2009	2011	2010	2009
U.S. Equity	26%	26%	32%	28%	26%	37%
Non-U.S. Equity	14%	14%	18%	15%	13%	18%
Global Equity	5%	5%	5%	3%	3%	3%
Absolute Return	5%	5%	5%	4%	3%	3%
Fixed Income	50%	50%	40%	50%	54%	34%
Cash Equivalents	—%	—%	—%	0%	1%	5%

Total	100%	100%	100%	100%	100%	100%

Fair Value Measurements

The following tables present the fair value of plan assets for pension and other benefit plans by major asset category at December 31, 2010 and 2009.

Fair Value Measurements as of December 31, 2010
(in millions)	Level 1	Level 2	Level 3	Total
Pension Benefits:
U.S. Equity	$328	$2,482	$—	$2,810
Non-U.S. Equity	356	1,111	—	1,467
Global Equity	177	360	—	537
Absolute Return	—	—	494	494
Fixed Income:
U.S. Government	790	233	—	1,023
Corporate	6	2,724	549	3,279
Other	52	393	120	565
Cash Equivalents	20	—	—	20

Total	$1,729	$7,303	$1,163	$10,195

Other Benefits:
U.S. Equity	$104	$230	$—	$334
Non-U.S. Equity	118	80	—	198
Global Equity	18	29	—	47
Absolute Return	—	—	47	47
Fixed Income:
U.S. Government	73	14	—	87
Corporate	8	457	129	594
Other	3	21	10	34
Cash Equivalents	13	—	—	13

Total	$337	$831	$186	$1,354

Other Assets				38

Total Plan Assets at Fair Value				$11,587

Fair Value Measurements as of December 31, 2009
(in millions)	Level 1	Level 2	Level 3	Total
Pension Benefits:
U.S. Equity	$411	$2,065	$—	$2,476
Non-U.S. Equity	316	1,018	—	1,334
Global Equity	162	317	—	479
Absolute Return	—	—	340	340
Fixed Income:
U.S. Government	585	262	—	847
Corporate	25	2,455	531	3,011
Other	(8)	233	190	415
Cash Equivalents	378	31	—	409

Total	$1,869	$6,381	$1,061	$9,311

Other Benefits:
U.S. Equity	$88	$218	$—	$306
Non-U.S. Equity	81	68	—	149
Global Equity	—	8	—	8
Absolute Return	—	—	32	32
Fixed Income:
U.S. Government	40	15	—	55
Corporate	82	275	124	481
Other	(1)	13	17	29
Cash Equivalents	111	—	—	111

Total	$401	$597	$173	$1,171

Other Assets				17

Total Plan Assets at Fair Value				$10,499

Equity Securities

The U.S., Non-U.S., and combined Global Equity categories include equity investments in common stock and commingled funds comprised of equity across multiple industries and regions of the world. Equity investments in common stock are actively traded on a public exchange and are therefore considered Level 1 assets. These equity investments are generally valued based on unadjusted prices in active markets for identical securities. Commingled funds are maintained by investment companies for large institutional investors and are not publicly traded. Commingled funds are comprised primarily of underlying equity securities that are publicly traded on exchanges, and price quotes for the assets held by these funds are readily observable and available. Commingled funds are categorized as Level 2 assets.

Absolute Return

The Absolute Return category includes portfolios of hedge funds that are valued based on a variety of proprietary and non-proprietary valuation methods, including unadjusted prices for publicly-traded securities in active markets. Hedge funds are considered Level 3 assets.

Fixed Income

The Fixed Income category includes U.S. government securities, corporate securities, and other fixed income securities.

U.S. government fixed income primarily consists of U.S. Treasury notes and U.S. government bonds that are valued based on quoted market prices or evaluated pricing data for similar securities adjusted for observable differences. These securities are categorized as Level 1 or Level 2 assets.

Corporate fixed income primarily includes investment grade bonds of U.S. issuers across multiple industries that are valued based on a compilation of primarily observable information or broker quotes in non-active markets. The fair value of corporate bonds is determined using recently executed transactions, market price quotations (where observable), bond spreads or credit default swap spreads obtained from independent external parties such as vendors and brokers adjusted for any basis difference between cash and derivative instruments. These securities are classified as Level 2 assets. Corporate fixed income also includes one commingled fund comprised of private corporate debt instruments. The fund is valued using pricing models and valuation inputs that are unobservable and is considered a Level 3 asset.

Other fixed income primarily includes pass-through and asset-backed securities. Pass-through securities are valued based on benchmark yields created using observable market inputs and are Level 2 assets. Asset-backed securities are primarily valued based on broker quotes in non-active markets and are considered Level 3 assets. Other fixed income also includes municipal bonds and futures. Municipal bonds are valued based on a compilation of primarily observable information or broker quotes in non-active markets and are considered Level 2 assets. Futures are valued based on unadjusted prices in active markets and are Level 1 assets.

Cash Equivalents

Cash equivalents consist primarily of money markets and commingled funds of short-term securities that are considered Level 1 assets and valued at the net asset value of  $1 per unit. The number of units held by the plan fluctuates based on the unadjusted price changes in active markets for the funds' underlying assets.

Transfers between Levels

PG&E Corporation and the Utility recognize any transfers between levels in the fair value hierarchy as of the end of the reporting period. There were no significant transfers between levels for the year ended December 31, 2010.

Level 3 Reconciliation

The following table is a reconciliation of changes in the fair value of instruments for pension and other benefit plans that have been classified as Level 3 for the years ended December 31, 2010 and 2009:

(in millions)	Absolute Return	Corporate Fixed Income	Other Fixed Income	Total

Pension Benefits:

Balance as of December 31, 2009	$340	$531	$190	$1,061
Actual return on plan assets:
Relating to assets still held at the reporting date	44	52	5	101
Relating to assets sold during the period	5	5	5	15

Purchases, sales, and settlements	105	(39)	(80)	(14)
Transfers into (out of) Level 3	—	—	—	—

Balance as of December 31, 2010	$494	$549	$120	$1,163

Other Benefits:
Balance as of December 31, 2009	$32	$124	$17	$173

Actual return on plan assets:
Relating to assets still held at the reporting date	4	15	—	19
Relating to assets sold during the period	1	(2)	—	(1)
Purchases, sales, and settlements	10	(8)	(7)	(5)
Transfers into (out of) Level 3	—	—	—	—

Balance as of December 31, 2010	$47	$129	$10	$186

(in millions)	Absolute Return	Corporate Fixed Income	Other Fixed Income	Total

Pension Benefits:

Balance as of December 31, 2008	$263	$457	$291	$1,011
Actual return on plan assets:
Relating to assets still held at the reporting date	15	82	14	111
Relating to assets sold during the period	4	4	12	20

Purchases, sales, and settlements	58	(11)	(127)	(80)
Transfers into (out of) Level 3	—	(1)	—	(1)

Balance as of December 31, 2009	$340	$531	$190	$1,061

Other Benefits:
Balance as of December 31, 2008	$25	$116	$25	$166

Actual return on plan assets:
Relating to assets still held at the reporting date	2	15	1	18
Relating to assets sold during the period	—	1	1	2
Purchases, sales, and settlements	5	(8)	(10)	(13)
Transfers into (out of) Level 3	—	—	—	—

Balance as of December 31, 2009	$32	$124	$17	$173

Cash Flow Information

Employer Contributions

PG&E Corporation and the Utility contributed  $162 million to the pension benefit plans and  $94 million to the other benefit plans in 2010. These contributions are consistent with PG&E Corporation's and the Utility's funding policy, which is to contribute amounts that are tax-deductible and consistent with applicable regulatory decisions and federal minimum funding requirements. None of these pension or other benefits were subject to a minimum funding requirement requiring a cash contribution in 2010. The Utility's pension benefits met all the funding requirements under ERISA. PG&E Corporation and the Utility expect to make total contributions of approximately  $245 million and  $58 million to the pension plan and other postretirement benefit plans, respectively, for 2011.

Benefits Payments

As of December 31, 2010, the estimated benefits expected to be paid in each of the next five fiscal years, and in aggregate for the five fiscal years thereafter for PG&E Corporation, are as follows:

	Pension	Other
(in millions)
2011	$509	$114
2012	547	117
2013	586	122
2014	624	128
2015	663	133
2016–2020	3,869	725

There were no material differences between the estimated benefits expected to be paid for PG&E Corporation and the Utility for the years presented above.

Defined Contribution Benefit Plans

PG&E Corporation sponsors employee retirement savings plans, including a 401(k) defined contribution savings plan. These plans are qualified under applicable sections of the Code and provide for tax-deferred salary deductions, after-tax employee contributions, and employer contributions. Employer contribution expense reflected in PG&E Corporation's Consolidated Statements of Income was as follows:

(in millions)
Year ended December 31,
2010	$56
2009	52
2008	53

There were no material differences between the employer contribution expense for PG&E Corporation and the Utility for the years presented above.

RESOLUTION OF REMAINING CHAPTER 11 DISPUTED CLAIMS	12 Months Ended
Dec. 31, 2010
RESOLUTION OF REMAINING CHAPTER 11 DISPUTED CLAIMS
RESOLUTION OF REMAINING CHAPTER 11 DISPUTED CLAIMS

NOTE 13: RESOLUTION OF REMAINING CHAPTER 11 DISPUTED CLAIMS

Various electricity suppliers filed claims in the Utility's proceeding under Chapter 11 seeking payment for energy supplied to the Utility's customers through the wholesale electricity markets operated by the CAISO and the California Power Exchange ("PX") between May 2000 and June 2001. These claims, which the Utility disputes, are being addressed in various FERC and judicial proceedings in which the State of California, the Utility, and other electricity purchasers are seeking refunds from electricity suppliers, including municipal and governmental entities, for overcharges incurred in the CAISO and the PX wholesale electricity markets between May 2000 and June 2001. At December 31, 2010 and December 31, 2009, the Utility held  $512 million and  $515 million in escrow, respectively, including interest earned, for payment of the remaining net disputed claims. These amounts are included within restricted cash on the Consolidated Balance Sheets.

While the FERC and judicial proceedings have been pending, the Utility entered into a number of settlements with various electricity suppliers to resolve some of these disputed claims and to resolve the Utility's refund claims against these electricity suppliers. These settlement agreements provide that the amounts payable by the parties are, in some instances, subject to adjustment based on the outcome of the various refund offset and interest issues being considered by the FERC. The proceeds from these settlements, after deductions for contingencies based on the outcome of the various refund offset and interest issues being considered by the FERC, will continue to be refunded to customers in rates. Additional settlement discussions with other electricity suppliers are ongoing. Any net refunds, claim offsets, or other credits that the Utility receives from energy suppliers through resolution of the remaining disputed claims, either through settlement or the conclusion of the various FERC and judicial proceedings, will also be refunded to customers.

The following table presents the changes in the remaining net disputed claims liability and interest accrued from December 31, 2009 to December 31, 2010:

(in millions)
Balance at December 31, 2009	$946
Interest accrued	30
Less: supplier settlements	(42)

Balance at December 31, 2010	$934

At December 31, 2010, the Utility's net disputed claims liability was  $934 million, consisting of  $745 million of remaining disputed claims (classified on the Consolidated Balance Sheets within accounts payable – disputed claims and customer refunds) and interest accrued at the FERC-ordered rate of  $683 million (classified on the Consolidated Balance Sheets within interest payable) partially offset by accounts receivable from the CAISO and the PX of  $494 million (classified on the Consolidated Balance Sheets within accounts receivable – other).

Interest accrues on the net liability for disputed claims at the FERC-ordered rate, which is higher than the rate earned by the Utility on the escrow balance. Although the Utility has been collecting the difference between the accrued interest and the earned interest from customers, this amount is not held in escrow. If the amount of interest accrued at the FERC-ordered rate is greater than the amount of interest ultimately determined to be owed with respect to disputed claims, the Utility would refund to customers any excess net interest collected from customers. The amount of any interest that the Utility may be required to pay will depend on the final amounts to be paid by the Utility with respect to the disputed claims and when such interest is paid.

PG&E Corporation and the Utility are unable to predict when the FERC or judicial proceedings that are still pending will be resolved, and the amount of any potential refunds that the Utility may receive or the amount of disputed claims, including interest that the Utility will be required to pay.

RELATED PARTY AGREEMENTS AND TRANSACTIONS	12 Months Ended
Dec. 31, 2010
RELATED PARTY AGREEMENTS AND TRANSACTIONS
RELATED PARTY AGREEMENTS AND TRANSACTIONS

NOTE 14: RELATED PARTY AGREEMENTS AND TRANSACTIONS

The Utility and other subsidiaries provide and receive various services to and from their parent, PG&E Corporation, and among themselves. The Utility and PG&E Corporation exchange administrative and professional services in support of operations. Services provided directly to PG&E Corporation by the Utility are priced at the higher of fully loaded cost (i.e., direct cost of good or service and allocation of overhead costs) or fair market value, depending on the nature of the services. Services provided directly to the Utility by PG&E Corporation are generally priced at the lower of fully loaded cost or fair market value, depending on the nature and value of the services. PG&E Corporation also allocates various corporate administrative and general costs to the Utility and other subsidiaries using agreed-upon allocation factors, including the number of employees, operating and maintenance expenses, total assets, and other cost allocation methodologies. Management believes that the methods used to allocate expenses are reasonable and meet the reporting and accounting requirements of its regulatory agencies.

The Utility's significant related party transactions were as follows:

	Year Ended December 31,
	2010	2009	2008
(in millions)
Utility revenues from:
Administrative services provided to PG&E Corporation	$7	$5	$4
Utility expenses from:
Administrative services received from PG&E Corporation	$55	$62	$122
Utility employee benefit due to PG&E Corporation	27	3	2

At December 31, 2010 and December 31, 2009, the Utility had a receivable of  $89 million and  $26 million, respectively, from PG&E Corporation included in accounts receivable – other and other noncurrent assets – other on the Utility's Consolidated Balance Sheets, and a payable of  $16 million, respectively, to PG&E Corporation included in accounts payable–other on the Utility's Consolidated Balance Sheets.

COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2010
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

NOTE 15: COMMITMENTS AND CONTINGENCIES

PG&E Corporation and the Utility have substantial financial commitments in connection with agreements entered into to support the Utility's operating activities. PG&E Corporation and the Utility also have significant contingencies arising from their operations, including contingencies related to guarantees, regulatory proceedings, nuclear operations, environmental compliance and remediation, tax matters, and legal matters.

Commitments

Utility

Third-Party Power Purchase Agreements

As part of the ordinary course of business, the Utility enters into various agreements to purchase power and electric capacity. The price of purchased power may be fixed or variable. Variable pricing is generally based on the current market price of either gas or electricity at the date of purchase.

The table below shows the costs incurred for each type of third-party power purchase agreement at December 31, 2010:

	Payments
(in millions)	2010	2009	2008
Qualifying facilities(1) (2)	$1,164	$1,210	$1,724
Renewable energy contracts(1)	573	362	302
Other power purchase agreements(1)	598	643	2,036
Irrigation district and water agencies(1)	59	58	69

(1)	The amounts above do not include payments related to DWR purchases for the benefit of the Utility's customers, as the Utility only acts as an agent for the DWR.
(2)	Payments include $321, $344, and $412 attributable to renewable energy contracts with qualifying facilities at December 31, 2010, 2009 and 2008, respectively.

Qualifying Facility Power Purchase Agreements – Under the Public Utility Regulatory Policies Act of 1978 ("PURPA"), electric utilities are required to purchase energy and capacity from independent power producers with generation facilities that meet the statutory definition of a qualifying facility ("QF"). QFs include small power production facilities whose primary energy sources are co-generation facilities that produce combined heat and power ("CHP") and renewable generation facilities. To implement the purchase requirements of PURPA, the CPUC required California investor-owned electric utilities to enter into long-term power purchase agreements with QFs and approved the applicable terms and conditions, prices, and eligibility requirements. These agreements require the Utility to pay for energy and capacity. Energy payments are based on the QF's actual electrical output and CPUC-approved energy prices, while capacity payments are based on the QF's total available capacity and contractual capacity commitment. Capacity payments may be adjusted if the QF exceeds or fails to meet performance requirements specified in the applicable power purchase agreement.

As of December 31, 2010, the Utility had agreements with 226 QFs for approximately 3,700 megawatts ("MW") that are in operation. Agreements for approximately 3,400 MW expire at various dates between 2011 and 2028. QF power purchase agreements for approximately 300 MW have no specific expiration dates and will terminate only when the owner of the QF exercises its termination option. The Utility also has power purchase agreements with 75 inoperative QFs. The total of approximately 3,700 MW consists of approximately 2,500 MW from cogeneration projects and approximately 1,200 MW from renewable sources. No single QF accounted for more than 5% of the Utility's 2010, 2009, or 2008 electricity sources.

Renewable Energy Power Purchase Agreements – The Utility has entered into various contracts to purchase renewable energy to help the Utility meet the current renewable portfolio standard ("RPS") requirement. In general, renewable contract payments consist primarily of per megawatt hour ("MWh") payments and either a small or no fixed capacity payment, as opposed to contracts with non-renewable sources, which generally include both a per MWh payment and a fixed capacity payment. As shown in the table below, the Utility's commitments for energy payments under these renewable energy agreements are expected to grow significantly, assuming that the facilities are developed timely. No single supplier accounted for more than 5% of the Utility's 2010, 2009, or 2008 electricity sources.

Other Power Purchase Agreements – In accordance with the Utility's CPUC-approved long-term procurement plans, the Utility has entered into several power purchase agreements with third parties. The Utility's obligations under a portion of these agreements are contingent on the third party's development of a new generation facility to provide the power to be purchased by the Utility under the agreements.

Irrigation District and Water Agency Power Purchase Agreements – The Utility has contracts with various irrigation districts and water agencies to purchase hydroelectric power. Under these contracts, the Utility must make specified semi-annual minimum payments based on the irrigation districts' and water agencies' debt service requirements, whether or not any hydroelectric power is supplied, and variable payments for operation and maintenance costs incurred by the suppliers. These contracts expire on various dates from 2011 to 2031. Irrigation districts and water agencies consist of small and large hydro plants. No single irrigation district or water agency accounted for more than 5% of the Utility's 2010, 2009, or 2008 electricity sources.

At December 31, 2010, the undiscounted future expected power purchase agreement payments were as follows:

	Qualifying Facility		Renewable (Other than QF)		Irrigation District & Water Agency		Other		Total Payments
(in millions)	Energy	Capacity	Energy	Capacity	Operations & Maintenance	Debt Service	Energy	Capacity
2011	$720	$366	$796	$8	$59	$21	$3	$691	$2,664
2012	545	321	944	9	45	21	3	684	2,572
2013	542	312	1,261	9	28	15	3	822	2,992
2014	548	301	1,647	—	13	12	1	605	3,127
2015	509	259	1,942	—	11	11	—	583	3,315
Thereafter	3,129	1,263	40,882	5	27	16	—	4,227	49,549

Total	$5,993	$2,822	$47,472	$31	$183	$96	$10	$7,612	$64,219

Some of the power purchase agreements that the Utility entered into with independent power producers that are QFs are treated as capital leases. The following table shows the future fixed capacity payments due under the QF contracts that are treated as capital leases. (These amounts are also included in the table above.) The fixed capacity payments are discounted to their present value in the table below using the Utility's incremental borrowing rate at the inception of the leases. The amount of this discount is shown in the table below as the amount representing interest.

(in millions)
2011	$50
2012	50
2013	50
2014	42
2015	38
Thereafter	124

Total fixed capacity payments	354
Less: amount representing interest	72

Present value of fixed capacity payments	$282

Minimum lease payments associated with the lease obligation are included in cost of electricity on PG&E Corporation's and the Utility's Consolidated Statements of Income. The timing of the recognition of the lease expense conforms to the ratemaking treatment for the Utility's recovery of the cost of electricity. The QF contracts that are treated as capital leases expire between April 2014 and September 2021.

The present value of the fixed capacity payments due under these contracts is recorded on PG&E Corporation's and the Utility's Consolidated Balance Sheets. At December 31, 2010 and December 31, 2009, current liabilities – other included  $34 million and  $32 million, respectively, and noncurrent liabilities – other included  $248 million and  $282 million, respectively. The corresponding assets at December 31, 2010 and December 31, 2009 of  $282 million and  $314 million including accumulated amortization of  $126 million and  $94 million, respectively are included in property, plant, and equipment on PG&E Corporation's and the Utility's Consolidated Balance Sheets.

Natural Gas Supply, Transportation, and Storage Commitments

The Utility purchases natural gas directly from producers and marketers in both Canada and the United States to serve its core customers. The contract lengths and quantities of the Utility's portfolio of natural gas procurement contracts can fluctuate based on market conditions. The Utility also contracts for natural gas transportation from the points at which the Utility takes delivery (typically in Canada and the southwestern United States) to the points at which the Utility's natural gas transportation system begins. In addition, the Utility has contracted for gas storage services in northern California in order to better meet core customers' winter peak loads. At December 31, 2010, the Utility's undiscounted obligations for natural gas purchases, natural gas transportation services, and natural gas storage were as follows:

(in millions)
2011	$710
2012	273
2013	191
2014	170
2015	161
Thereafter	1,128

Total (1)	$2,633

(1)

Amounts above include firm transportation contracts for the Ruby Pipeline (a 1.5 billion cubic feet per day ("bcf/d") pipeline which is currently under construction and expected to become operational in the summer of 2011, and the Utility has contracted for a capacity of approximately 0.4 bcf/d).

Payments for natural gas purchases, natural gas transportation services, and natural gas storage amounted to  $1.6 billion in 2010,  $1.4 billion in 2009, and  $2.7 billion in 2008.

Nuclear Fuel Agreements

The Utility has entered into several purchase agreements for nuclear fuel. These agreements have terms ranging from 1 to 14 years and are intended to ensure long-term fuel supply. The contracts for uranium and for conversion and enrichment services provide for 100% coverage of reactor requirements through 2016, while contracts for fuel fabrication services provide for 100% coverage of reactor requirements through 2017. The Utility relies on a number of international producers of nuclear fuel in order to diversify its sources and provide security of supply. Pricing terms are also diversified, ranging from market-based prices to base prices that are escalated using published indices. New agreements are primarily based on forward market pricing. Price increases in the uranium and enrichment service markets are providing upward pressure on nuclear fuel costs starting in 2011.

At December 31, 2010, the undiscounted obligations under nuclear fuel agreements were as follows:

(in millions)
2011	$84
2012	69
2013	105
2014	132
2015	191
Thereafter	1,057

Total	$1,638

Payments for nuclear fuel amounted to  $144 million in 2010,  $141 million in 2009, and  $157 million in 2008.

Other Commitments and Operating Leases

The Utility has other commitments relating to operating leases. At December 31, 2010, the future minimum payments related to other commitments were as follows:

(in millions)
2011	$25
2012	22
2013	19
2014	14
2015	11
Thereafter	73

Total	$164

Payments for other commitments and operating leases amounted to  $25 million in 2010,  $22 million in 2009, and  $41 million in 2008. PG&E Corporation and the Utility had operating leases on office facilities expiring at various dates from 2011 to 2020. Certain leases on office facilities contain escalation clauses requiring annual increases in rent ranging from 1% to 4%. The rentals payable under these leases may increase by a fixed amount each year, a percentage of a base year, or the consumer price index. Most leases contain extension options ranging between one and five years.

Underground Electric Facilities

At December 31, 2010, the Utility was committed to spending approximately  $236 million for the conversion of existing overhead electric facilities to underground electric facilities. These funds are conditionally committed depending on the timing of the work, including the schedules of the respective cities, counties, and communications utilities involved. The Utility expects to spend approximately  $42 million to  $60 million each year in connection with these projects. Consistent with past practice, the Utility expects that these capital expenditures will be included in rate base as each individual project is completed and recoverable in rates charged to customers.

Contingencies

PG&E Corporation

PG&E Corporation retains a guarantee related to certain obligations of its former subsidiary, NEGT, that were issued to the purchaser of an NEGT subsidiary company in 2000. PG&E Corporation's primary remaining exposure relates to any potential environmental obligations that were known to NEGT at the time of the sale but not disclosed to the purchaser, and is limited to  $150 million. PG&E Corporation has not received any claims nor does it consider it probable that any claims will be made under the guarantee. PG&E Corporation believes that its potential exposure under this guarantee would not have a material impact on its financial condition or results of operations.

Utility

Energy Efficiency Programs and Incentive Ratemaking

The CPUC has established a ratemaking mechanism to provide incentives to the California investor-owned utilities to meet the CPUC's energy savings goals through implementation of the utilities' 2006 through 2008 energy efficiency programs. On December 16, 2010, the CPUC awarded the Utility a final true-up payment award of  $29.1 million for the 2006 through 2008 energy efficiency program cycle. Including this award, the Utility has earned incentive revenues totaling  $104 million through December 31, 2010 based on the energy savings achieved through implementation of the Utility's energy efficiency programs during the 2006 through 2008 program cycle. The CPUC has directed the utilities to file their applications for incentive awards for 2009 energy efficiency program performance by June 30, 2011 to enable the CPUC to issue a final decision by the end of 2011.

On November 15, 2010, a proposed decision was issued that if, adopted by the CPUC, would modify the incentive mechanism that would apply to the 2010 through 2012 program cycle. Among other changes, the proposed modification would limit the total amount of the incentive award or penalty that could be awarded to, or imposed on, all the investor-owned utilities to  $189 million. If the proposed decision is adopted, the Utility's opportunity to earn incentive revenues would be limited compared to the mechanism that was in place for the 2006-2008 program cycle.

Spent Nuclear Fuel Storage Proceedings

As part of the Nuclear Waste Policy Act of 1982, Congress authorized the U.S. Department of Energy ("DOE") and electric utilities with commercial nuclear power plants to enter into contracts under which the DOE would be required to dispose of the utilities' spent nuclear fuel and high-level radioactive waste no later than January 31, 1998, in exchange for fees paid by the utilities. In 1983, the DOE entered into a contract with the Utility to dispose of nuclear waste from the Utility's two nuclear generating units at Diablo Canyon Power Plant ("Diablo Canyon") and its retired nuclear facility at Humboldt Bay.

Because the DOE failed to develop a permanent storage site, the Utility obtained a permit from the NRC to build an on-site dry cask storage facility to store spent fuel at Diablo Canyon through at least 2024. The construction of the dry cask storage facility is complete. During 2009, the Utility moved all the spent nuclear fuel that was scheduled to be moved into dry cask storage. An appeal of the NRC's issuance of the permit is still pending in the U.S. Court of Appeals for the Ninth Circuit. The appellants claim that the NRC failed to adequately consider environmental impacts of a potential terrorist attack at Diablo Canyon. The Ninth Circuit heard oral arguments on November 4, 2010. The Utility expects a decision from the Ninth Circuit in 2011.

As a result of the DOE's failure to build a repository for nuclear waste, the Utility and other nuclear power plant owners sued the DOE to recover costs that they incurred to build on-site spent nuclear fuel storage facilities. The Utility sought to recover  $92 million of costs that it incurred through 2004. After several years of litigation, on March 30, 2010, the U.S. Court of Federal Claims awarded the Utility  $89 million. The DOE filed an appeal of this decision on May 28, 2010. On August 3, 2010, the Utility filed two complaints against the DOE in the U.S. Court of Federal Claims seeking to recover all costs incurred since 2005 to build on-site storage facilities. The Utility estimates that it has incurred costs of at least  $205 million since 2005. Amounts recovered from the DOE will be credited to customers.

Nuclear Insurance

The Utility has several types of nuclear insurance for the two nuclear operating units at Diablo Canyon and for its retired nuclear generation facility at Humboldt Bay Unit 3. The Utility has insurance coverage for property damages and business interruption losses as a member of Nuclear Electric Insurance Limited ("NEIL"). NEIL is a mutual insurer owned by utilities with nuclear facilities. NEIL provides property damage and business interruption coverage of up to  $3.2 billion per incident for Diablo Canyon. In addition, NEIL provides  $131 million of property damage insurance for Humboldt Bay Unit 3. Under this insurance, if any nuclear generating facility insured by NEIL suffers a catastrophic loss causing a prolonged outage, the Utility may be required to pay an additional premium of up to  $42 million per one-year policy term.

NEIL also provides coverage for damages caused by acts of terrorism at nuclear power plants. If one or more acts of terrorism cause damages covered under any of the nuclear insurance policies issued by NEIL to any NEIL member, the maximum recovery under all those nuclear insurance policies may not exceed NEIL's policy limit of  $3.2 billion within a 12-month period plus any additional amounts recovered by NEIL for these losses from reinsurance. Certain acts of terrorism may be "certified" by the Secretary of the Treasury. For damages caused by certified acts of terrorism, NEIL can obtain compensation from the federal government and will provide up to its full policy limit of  $3.2 billion for each insured loss caused by these certified acts of terrorism. The  $3.2 billion amount would not be shared as is described above for damages caused by acts of terrorism that have not been certified.

Under the Price-Anderson Act, public liability claims that arise from nuclear incidents that occur at Diablo Canyon, and that occur during the transportation of material to and from Diablo Canyon are limited to  $12.6 billion. As required by the Price-Anderson Act, the Utility purchased the maximum available public liability insurance of  $375 million for Diablo Canyon. The balance of the  $12.6 billion of liability protection is provided under a loss-sharing program among utilities owning nuclear reactors. The Utility may be assessed up to  $235 million per nuclear incident under this program, with payments in each year limited to a maximum of  $35 million per incident. Both the maximum assessment and the maximum yearly assessment are adjusted for inflation at least every five years. The next scheduled adjustment is due on or before October 29, 2013.

The Price-Anderson Act does not apply to public liability claims that arise from nuclear incidents that occur during shipping of nuclear material from the nuclear fuel enricher to a fuel fabricator or that occur at the fuel fabricator's facility. Such claims are covered by nuclear liability policies purchased by the enricher and the fuel fabricator as well as by separate supplier's and transporter's ("S&T") insurance policies. The Utility has an S&T policy that provides coverage for claims arising from some of these incidents up to a maximum of  $375 million per incident. The Utility could incur losses that are either not covered by insurance or exceed the amount of insurance available.

In addition, the Utility has  $53 million of liability insurance for Humboldt Bay Unit 3 and has a  $500 million indemnification from the NRC for public liability arising from nuclear incidents, covering liabilities in excess of the  $53 million of liability insurance.

Legal Matters

PG&E Corporation and the Utility are subject to various laws and regulations and, in the normal course of business, PG&E Corporation and the Utility are named as parties in a number of claims and lawsuits. In addition, the Utility can incur penalties for failure to comply with federal, state, or local lawsuits and regulations.

PG&E Corporation and the Utility record a provision for a liability when it is both probable that a liability has been incurred and the amount of the loss can be reasonably estimated. PG&E Corporation and the Utility evaluate the range of reasonably estimated costs and record a liability based on the lower end of the range, unless an amount within the range is a better estimate than any other amount. These accruals, and the estimates of any additional reasonably possible losses, are reviewed quarterly and are adjusted to reflect the impacts of negotiations, discovery, settlements and payments, rulings, advice of legal counsel, and other information and events pertaining to a particular matter. In assessing such contingencies, PG&E Corporation's and the Utility's policy is to exclude anticipated legal costs.

The accrued liability for legal matters (other than third-party liability claims related to the San Bruno accident as discussed below) totaled  $55 million at December 31, 2010 and  $57 million at December 31, 2009 and is included in PG&E Corporation's and the Utility's current liabilities—other in the Consolidated Balance Sheets. Except as discussed below, PG&E Corporation and the Utility do not believe that losses associated with legal matters would have a material adverse impact on their financial condition, results of operations, or cash flows after consideration of the accrued liability at December 31, 2010.

Explosions and Fires in San Bruno, California

On September 9, 2010, an underground 30-inch natural gas transmission pipeline (line 132) owned and operated by the Utility ruptured in a residential area located in the City of San Bruno, California ("San Bruno accident"). The ensuing explosion and fire resulted in the deaths of eight people, injuries to numerous individuals, and extensive property damage. Both the NTSB and the CPUC have begun investigations of the San Bruno accident but they have not yet determined the cause of the pipeline rupture. The NTSB has issued several public statements regarding the investigation and a metallurgy report, all of which are available on the NTSB's website. The NTSB will hold fact-finding hearings in Washington, D.C. on March 1, 2011 through March 3, 2011 and has stated that it intends to release a total of six factual reports about the San Bruno accident before the hearings begin based on the following topics: metallurgy, operations, human performance, survival factors, fire scene, and meteorology. It is expected that these reports will be made publicly available on the NTSB's website as each report is released.

As part of the CPUC's investigation, the CPUC's staff will examine the safety of the Utility's natural gas transmission pipelines in its northern and central California service territory. The CPUC staff reviewed information about the Utility's planned and unplanned pressurization events where the pressure has risen above the maximum available operating pressure ("MAOP") in several of the Utility's gas transmission lines. On February 2, 2011, the CPUC ordered the Utility to reduce operating pressure twenty percent below the MAOP on certain of its gas transmission pipelines, and also ordered the Utility to reduce operating pressure on other transmission lines that meet certain criteria. The Utility has complied with the CPUC's order and also has reported to the CPUC that the Utility has identified a number of instances where it had either exceeded MAOP by more than ten percent or had raised the pressure to maintain operational flexibility, including several instances in which the highest pressure reading exceeded MAOP by a few pounds, but not more than ten percent. The CPUC also has appointed an independent review panel to gather and review facts, make a technical assessment of the San Bruno accident and its root cause, and make recommendations for action by the CPUC to ensure such an accident is not repeated. The report of the independent review panel is expected in the second quarter of 2011.

Several parties have requested that the CPUC institute a formal CPUC investigation into the San Bruno accident. The Utility has filed a response stating that it welcomes the CPUC's investigation. The CPUC may consider this request at its meeting to be held on February 24, 2011. If the CPUC institutes a formal investigation, the CPUC may impose penalties if it determines that the Utility violated any laws, rules, regulations or orders pertaining to the operations and maintenance of its natural gas system. The CPUC is authorized to assess penalties of up to  $20,000, per day, per violation. PG&E Corporation and the Utility anticipate that the CPUC will institute one or more formal investigations regarding these matters. PG&E Corporation and the Utility are unable to estimate a potential loss or range of loss associated with penalties that may be imposed by the CPUC in connection with the San Bruno accident.

In addition to these investigations, as of February 8, 2011, 59 lawsuits on behalf of approximately 177 plaintiffs, including two class action lawsuits, have been filed against PG&E Corporation and the Utility in San Mateo County Superior Courts. In addition, five lawsuits on behalf of 11 plaintiffs have been filed by residents of San Bruno in the San Francisco County Superior Court against PG&E Corporation and the Utility. These lawsuits seek compensation for personal injury and property damage and seek other relief. The class action lawsuits allege causes of action for strict liability, negligence, public nuisance, private nuisance, and declaratory relief. Several other residents also have submitted damage claims to the Utility. The Utility has filed a petition on behalf of PG&E Corporation and the Utility to coordinate these lawsuits in San Mateo County Superior Court. In its statement in support of coordination, the Utility has stated that it is prepared to enter into early mediation in an effort to resolve claims with those plaintiffs willing to do so. A hearing is scheduled for February 24, 2011.

The Utility recorded a provision of  $220 million in 2010 for estimated third-party claims related to the San Bruno accident, including personal injury and property damage claims, damage to infrastructure, and other damage claims. The Utility currently estimates that it may incur as much as  $400 million for third-party claims. This estimate may change depending on the final determination of the causes for the pipeline rupture and responsibility for the personal injuries and property damages and the number and nature of third-party claims. As more information becomes known, including information resulting from the NTSB and CPUC investigations, management's estimates and assumptions regarding the amount of third-party liability incurred in connection with the San Bruno accident may change. It is possible that a change in estimate could have a material adverse impact on PG&E Corporation's and the Utility's financial condition, results of operations, or cash flows.

The Utility maintains liability insurance for damages in the approximate amount of  $992 million in excess of a  $10 million deductible. Although PG&E Corporation and the Utility currently consider it likely that most of the costs the Utility incurs for third-party claims relating to the San Bruno accident will ultimately be recovered through this insurance, no amounts for insurance recoveries have been recorded as of December 31, 2010. PG&E Corporation and the Utility are unable to predict the amount and timing of insurance recoveries.

CPUC Investigation of the December 24, 2008 Natural Gas Explosion in Rancho Cordova, California

On November 19, 2010, the CPUC began an investigation of the natural gas explosion and fire that occurred on December 24, 2008 in a house in Rancho Cordova, California ("Rancho Cordova accident"). The explosion resulted in one death, injuries to several people, and property damage. The CPUC's Consumer Protection and Safety Division ("CPSD") and the NTSB investigated the accident. The NTSB issued its investigative report in May 2010 and the CPSD submitted its report to the CPUC in November 2010. The NTSB determined that the probable cause of the release, ignition, and explosion of natural gas was use of a section of unmarked and out-of-specification polyethylene pipe with inadequate wall thickness that allowed gas to leak from the mechanical coupling that had been installed on September 21, 2006. The NTSB stated that the delayed response by the Utility's employees was a contributing factor. Based on the CPSD's and the NTSB's investigative findings, the CPSD requested the CPUC to open a formal investigation and recommended that the CPUC impose unspecified fines and penalties on the Utility.

In its order instituting the investigation, the CPUC stated that it will determine whether the Utility violated any law, regulation, CPUC general orders or decisions, or other rules or requirement applicable to the Utility's natural gas service and facilities, and/or engaged in unreasonable and/or imprudent practices in connection with the Rancho Cordova accident. The CPUC also stated that it intends to ascertain whether any management policies and practices contributed to violations of law and the Rancho Cordova accident.

The CPUC ordered the Utility to provide extensive information, from as far back as January 1, 2000, about its practices and procedures at issue. The Utility's report, due on February 17, 2011, agrees with the NTSB's conclusions about the probable cause of the accident and explains what process improvements the Utility has made to prevent a similar accident in the future. The CPUC has scheduled a pre-hearing conference for March 1, 2011 to establish a schedule for the proceeding, including the date of an evidentiary hearing. PG&E Corporation and the Utility believe that the CPUC is likely to impose penalties on the Utility in connection with the Rancho Cordova accident.

PG&E Corporation and the Utility are unable to predict the ultimate outcome of the investigations of the San Bruno and Rancho Cordova accidents. The CPUC is authorized to impose penalties of up to  $20,000 per day, per violation. If the CPUC imposed a material amount of penalties on the Utility, there would be a material adverse impact on PG&E Corporation's and the Utility's financial condition, results of operations, and cash flows.

Environmental Matters

The Utility has been, and may be required to pay for environmental remediation at sites where it has been, or may be, a potentially responsible party under federal and state environmental laws. These sites include former manufactured gas plant ("MGP") sites, power plant sites, gas gathering sites, sites where natural gas compressor stations are located, and sites used by the Utility for the storage, recycling, or disposal of potentially hazardous substances. Under federal and California laws, the Utility may be responsible for remediation of hazardous substances even if it did not deposit those substances on the site.

Given the complexities of the legal and regulatory environment and the inherent uncertainties involved in the early stages of a remediation project, the process for estimating remediation liabilities is subjective and requires significant judgment. The Utility records an environmental remediation liability when site assessments indicate that remediation is probable and it can reasonably estimate the loss within a range of possible amounts.

The Utility records an environmental remediation liability based on the lower end of the range of estimated costs, unless an amount within the range is a better estimate than any other amount. Amounts recorded are not discounted to their present value.

The Utility had an undiscounted and gross environmental remediation liability of  $612 million at December 31, 2010 and  $586 million at December 31, 2009. The following table presents the changes in the environmental remediation liability from December 31, 2009:

(in millions)
Balance at December 31, 2009	$586
Additional remediation costs accrued:
Transfer to regulatory account for recovery	112
Amounts not recoverable from customers	29
Less: Payments	(115)

Balance at December 31, 2010	$612

The  $612 million accrued at December 31, 2010 consists of the following:

•	$45 million for remediation at the Utility's natural gas compressor site located near Hinkley, California;

•	$171 for remediation at the Utility's natural gas compressor site located on the California border, near Topock, Arizona;

•	$85 million related to remediation at divested generation facilities;

•	$110 million related to remediation costs for the Utility's generation and other facilities and for third-party disposal sites;

•

 $139 million related to investigation and/or remediation costs at former MGP sites owned by the Utility or third parties (including those sites that are the subject of remediation orders by environmental agencies or claims by the current owners of the former MGP sites); and

•	$62 million related to remediation costs for fossil decommissioning sites.

The Utility has a program, in cooperation with the California Environmental Protection Agency, to evaluate and take appropriate action to mitigate any potential environmental concerns posed by certain former MGPs located throughout the Utility's service territory. Of the forty one MGP sites owned or operated by the Utility, forty have been or are in the process of being investigated and/or remediated, and the Utility is developing a strategy to investigate and remediate the last site.

Of the  $612 million environmental remediation liability, the Utility expects to recover  $316 million through the CPUC-approved ratemaking mechanism that authorizes the Utility to recover 90% of hazardous waste remediation costs without a reasonableness review (excluding any remediation associated with the Hinkley natural gas compressor site) and  $131 million through the ratemaking mechanism that authorizes the Utility to recover 100% of remediation costs for decommissioning fossil-fueled sites and certain of the Utility's transmission stations (excluding any remediation associated with divested generation facilities). The Utility also recovers its costs from insurance carriers and from other third parties whenever possible. Any amounts collected in excess of the Utility's ultimate obligations may be subject to refund to customers.

Although the Utility has provided for known environmental obligations that are probable and reasonably estimable, estimated costs may vary significantly from actual costs, and the amount of additional future costs may be material to results of operations in the period in which they are recognized. The Utility's undiscounted future costs could increase to as much as  $1.2 billion if the extent of contamination or necessary remediation is greater than anticipated or if the other potentially responsible parties are not financially able to contribute to these costs, and could increase further if the Utility chooses to remediate beyond regulatory requirements.

QUARTERLY CONSOLIDATED FINANCIAL DATA (UNAUDITED)	12 Months Ended
Dec. 31, 2010
QUARTERLY CONSOLIDATED FINANCIAL DATA (UNAUDITED)
QUARTERLY CONSOLIDATED FINANCIAL DATA (UNAUDITED)

QUARTERLY CONSOLIDATED FINANCIAL DATA (UNAUDITED)

	Quarter ended
	December 31	September 30	June 30	March 31
(in millions, except per share amounts)
2010
PG&E CORPORATION
Operating revenues	$3,621	$3,513	$3,232	$3,475
Operating income	492	503	695	618
Net income	254	261	337	261
Income available for common shareholders	250	258	333	258
Net earnings per common share, basic	0.63	0.66	0.88	0.69
Net earnings per common share, diluted	0.63	0.66	0.86	0.67
Common stock price per share:
High	48.63	48.34	45.00	45.63
Low	45.38	40.52	34.95	40.58
UTILITY
Operating revenues	$3,620	$3,513	$3,232	$3,475
Operating income	494	505	696	619
Net income	253	265	339	264
Income available for common stock	249	262	335	261

2009
PG&E CORPORATION
Operating revenues	$3,539	$3,235	$3,194	$3,431
Operating income	523	607	656	513
Net income	277	321	392	244
Income available for common shareholders	273	318	388	241
Net earnings per common share, basic	0.72	0.84	1.03	0.65
Net earnings per common share, diluted	0.71	0.83	1.02	0.65
Common stock price per share:
High	45.79	41.97	39.11	41.06
Low	39.74	36.59	34.60	34.50
UTILITY
Operating revenues	$3,539	$3,235	$3,194	$3,431
Operating income	525	607	657	513
Net income	267	353	391	239
Income available for common stock	263	350	387	236

SCHEDULE I - CONDENSED FINANCIAL INFORMATION OF PARENT	12 Months Ended
Dec. 31, 2010
SCHEDULE I - CONDENSED FINANCIAL INFORMATION OF PARENT
SCHEDULE I - CONDENSED FINANCIAL INFORMATION OF PARENT

SCHEDULE I — CONDENSED FINANCIAL INFORMATION OF PARENT

CONDENSED STATEMENTS OF INCOME

(in millions, except per share amounts)

	Year Ended December 31,
	2010	2009	2008
Administrative service revenue	$53	$59	$119
Equity in earnings of subsidiaries	1,105	1,231	1,182
Operating expenses	(55)	(61)	(105)
Interest income	1	1	4
Interest expense	(35)	(43)	(30)
Other income (expense)	4	11	(46)

Income before income taxes	1,073	1,198	1,124
Income tax benefit	26	22	60

Income from continuing operations	1,099	1,220	1,184
Gain on disposal of NEGT	—	—	154

Income Available for Common Shareholders	$1,099	$1,220	$1,338

Weighted average common shares outstanding, basic	382	368	357

Weighted average common shares outstanding, diluted	392	386	358

Earnings per common share, basic	$2.86	$3.25	$3.64

Earnings per common share, diluted	$2.82	$3.20	$3.63

In calculating diluted EPS, PG&E Corporation applies the if-converted method to reflect the dilutive effect of the Convertible Subordinated Notes to the extent that the impact is dilutive when compared to basic EPS. In addition, PG&E Corporation applies the treasury stock method of reflecting the dilutive effect of outstanding stock-based compensation in the calculation of diluted EPS.

Accordingly, the basic and diluted earnings per share calculation for the ended December 31, 2008 reflects the allocation of earnings between PG&E Corporation common stock and the participating security.

PG&E CORPORATION

SCHEDULE I — CONDENSED FINANCIAL INFORMATION OF PARENT — (Continued)

CONDENSED BALANCE SHEETS

(in millions)

	Balance at December 31,
	2010	2009
ASSETS
Current Assets
Cash and cash equivalents	$240	$193
Advances to affiliates	25	20
Deferred income taxes	5	3
Income taxes receivable	1	9
Other current assets	—	5

Total current assets	271	230

Noncurrent Assets
Equipment	14	14
Accumulated depreciation	(14)	(13)

Net equipment	—	1
Investments in subsidiaries	11,618	10,935
Other investments	89	84
Deferred income taxes	116	32
Other	2	4

Total noncurrent assets	11,825	11,056

Total Assets	$12,096	$11,286

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable – related parties	$106	$32
Accounts payable – other	3	2
Long-term debt, classified as current	—	247
Income taxes payable	1	12
Other	213	199

Total current liabilities	323	492

Noncurrent Liabilities
Long-term debt	349	348
Income taxes payable	48	14
Other	94	99

Total noncurrent liabilities	491	461

Common Shareholders' Equity
Common stock	6,878	6,280
Reinvested earnings	4,606	4,213
Accumulated other comprehensive loss	(202)	(160)

Total common shareholders' equity	11,282	10,333

Total Liabilities and Shareholders' Equity	$12,096	$11,286

PG&E CORPORATION

SCHEDULE I – CONDENSED FINANCIAL INFORMATION OF PARENT – (Continued)

CONDENSED STATEMENTS OF CASH FLOWS

(in millions)

	Year Ended December 31,
	2010	2009	2008
Cash Flows from Operating Activities:
Net income	$1,099	$1,220	$1,338
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	38	20	27
Equity in earnings of subsidiaries	(1,105)	(1,231)	(1,180)
Deferred income taxes and tax credits, net	19	—	—
Noncurrent income taxes receivable/payable	34	(9)	(108)
Current income taxes receivable/payable	(1)	148	46
Other	(50)	(13)	(150)

Net cash provided by (used in) operating activities	34	135	(27)

Cash Flows From Investing Activities:
Investment in subsidiaries	(340)	(721)	(275)
Dividends received from subsidiaries	716	624	596
Other	(4)	10	(12)

Net cash provided by (used in) investing activities	372	(87)	309

Cash Flows From Financing Activities(1):
Proceeds from issuance of long-term debt, net of discount and issuance costs of $2 in 2009	—	348	—
Common stock issued	303	219	225
Common stock dividends paid	(662)	(590)	(546)
Other	—	1	2

Net cash used in financing activities	(359)	(22)	(319)

Net change in cash and cash equivalents	47	26	(37)
Cash and cash equivalents at January 1	193	167	204

Cash and cash equivalents at December 31	$240	$193	$167

(1)	On January 15, 2010, PG&E Corporation paid a quarterly common stock dividend of $0.42 per share. On April 15, July 15, and October 15, 2010, PG&E Corporation paid quarterly common stock dividends of $0.455 per share.

On January 15, 2009, PG&E Corporation paid a quarterly common stock dividend of  $0.39 per share. On April 15, July 15, and October 15, 2009, PG&E Corporation paid quarterly common stock dividends of  $0.42 per share.

On January 15, 2008, PG&E Corporation paid a quarterly common stock dividend of  $0.36 per share. On April 15, July 15, and October 15, 2008, PG&E Corporation paid quarterly common stock dividends of  $0.39 per share. Of the total dividend payments made by PG&E Corporation in 2008, approximately  $28 million was paid to Elm Power Corporation, a wholly owned subsidiary of PG&E Corporation.

SCHEDULE II - CONSOLIDATED VALUATION AND QUALIFYING ACCOUNTS	12 Months Ended
Dec. 31, 2010
SCHEDULE II - CONSOLIDATED VALUATION AND QUALIFYING ACCOUNTS
SCHEDULE II - CONSOLIDATED VALUATION AND QUALIFYING ACCOUNTS

SCHEDULE II – CONSOLIDATED VALUATION AND QUALIFYING ACCOUNTS

For the Years Ended December 31, 2010, 2009, and 2008

(in millions)

		Additions
Description	Balance at Beginning of Period	Charged to Costs and Expenses	Charged to Other Accounts	Deductions (3)	Balance at End of Period
Valuation and qualifying accounts deducted from assets:
2010:
Allowance for uncollectible accounts(1) (2)	$68	$56	$—	$43	$81

2009:
Allowance for uncollectible accounts(1) (2)	$76	$68	$—	$76	$68

2008:
Allowance for uncollectible accounts(1) (2)	$58	$68	$11	$61	$76

(1)	Allowance for uncollectible accounts is deducted from "Accounts receivable-Customers, net."
(2)	Allowance for uncollectible accounts does not include NEGT.
(3)	Deductions consist principally of write-offs, net of collections of receivables previously written off.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Policy)	12 Months Ended
Dec. 31, 2010
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Cash and Cash Equivalents

Cash and Cash Equivalents

Cash equivalents consist of short-term, highly liquid investments with original maturities of three months or less. Cash equivalents are stated at cost, which approximates fair value. PG&E Corporation and the Utility invest their cash primarily in money market funds.

Restricted Cash

Restricted cash consists primarily of the Utility's cash held in escrow pending the resolution of the remaining disputed claims made by electricity suppliers in the Utility's proceeding under Chapter 11 of the U.S. Bankruptcy Code ("Chapter 11"). (See Note 13 below.) Restricted cash also includes the Utility's deposits of cash and cash equivalents made under certain third-party agreements.

Allowance for Doubtful Accounts Receivable

Allowance for Doubtful Accounts Receivable

PG&E Corporation and the Utility recognize an allowance for doubtful accounts to record accounts receivable at estimated net realizable value. The allowance is determined based upon a variety of factors, including historical write-off experience, aging of receivables, current economic conditions, and assessment of customer collectability.

Inventories

Inventories

Inventories are carried at weighted average cost and are valued at the lower of weighted-average cost or market. Inventories include materials, supplies, and natural gas stored underground. Materials and supplies are charged to inventory when purchased and then expensed or capitalized to plant, as appropriate, when consumed or installed. Natural gas stored underground represents purchases that are injected into inventory and then expensed at average cost when withdrawn and distributed to customers or used in electric generation.

Property, Plant and Equipment

Property, Plant, and Equipment

Property, plant, and equipment are reported at their original cost. These original costs include labor and materials, construction overhead, and allowance for funds used during construction ("AFUDC").

The Utility's balances at December 31, 2010 are as follows:

(in millions)	Gross Plant as of December 31, 2010	Accumulated Depreciation as of December 31, 2010	Net Plant as of December 31, 2010
Electricity generating facilities (1)	$6,012	$(1,404)	$4,608
Electricity distribution facilities	20,991	(7,161)	13,830
Electricity transmission	6,505	(1,829)	4,676
Natural gas distribution facilities	7,443	(2,819)	4,624
Natural gas transportation and storage	3,939	(1,613)	2,326
Construction work in progress	1,384	—	1,384

Total	$46,274	$(14,826)	$31,448

(1)

Balance includes nuclear fuel inventories. Stored nuclear fuel inventory is stated at weighted average cost. Nuclear fuel in the reactor is expensed as it is used based on the amount of energy output. (See Note 15 below.)

The Utility's balances at December 31, 2009 are as follows:

(in millions)	Gross Plant as of December 31, 2009	Accumulated Depreciation as of December 31, 2009	Net Plant as of December 31, 2009
Electricity generating facilities (1)	$4,777	$(1,279)	$3,498
Electricity distribution facilities	19,924	(6,924)	13,000
Electricity transmission	5,780	(1,751)	4,029
Natural gas distribution facilities	7,069	(2,667)	4,402
Natural gas transportation and storage	3,628	(1,554)	2,074
Construction work in progress	1,888	—	1,888

Total	$43,066	$(14,175)	$28,891

(1)

Balance includes nuclear fuel inventories. Stored nuclear fuel inventory is stated at weighted average cost. Nuclear fuel in the reactor is expensed as it is used based on the amount of energy output. (See Note 15 below.)

AFUDC

AFUDC

AFUDC is a method used to compensate the Utility for the estimated cost of debt (interest) and equity funds used to finance regulated plant additions and is capitalized as part of the cost of construction projects. AFUDC is recoverable from customers through rates over the life of the related property once the property is placed in service. The portion of AFUDC related to the cost of debt is recorded as a reduction to interest expense. AFUDC related to the cost of equity is recorded in other income. The Utility recorded AFUDC of  $110 million and  $50 million during 2010,  $95 million and  $44 million during 2009,  $70 million and  $44 million during 2008, related to equity and debt, respectively.

Depreciation

Depreciation

The Utility depreciates property, plant, and equipment on a straight-line basis over the estimated useful lives. The composite, or group, method of depreciation is used, in which a single depreciation rate is applied to the gross investment in a particular class of property. The Utility's composite depreciation rate was 3.38% in 2010, 3.43% in 2009, and 3.38% in 2008.

Estimated Useful Lives
Electricity generating facilities	4 to 37 years
Electricity distribution facilities	16 to 58 years
Electricity transmission	40 to 70 years
Natural gas distribution facilities	24 to 52 years
Natural gas transportation and storage	25 to 48 years

The useful lives of the Utility's property, plant, and equipment are authorized by the CPUC and the FERC, and the depreciation expense is recovered through rates charged to customers. Depreciation expense includes a component for the original cost of assets and a component for estimated cost of future removal, net of any salvage value at retirement. Upon retirement, the original cost of the retired assets, net of salvage value, is charged to accumulated depreciation. The cost of repairs and maintenance, including planned major maintenance activities and minor replacements of property, is charged to operating and maintenance expense as incurred.

Capitalized Software Costs

Capitalized Software Costs

PG&E Corporation and the Utility capitalize costs incurred during the application development stage of internal use software projects to property, plant, and equipment. PG&E Corporation and the Utility amortize capitalized software costs ratably over the expected lives of the software, ranging from 3 to 15 years and commencing upon operational use. Capitalized software costs totaled  $580 million at December 31, 2010 and  $562 million at December 31, 2009, net of accumulated amortization of  $386 million at December 31, 2010 and  $315 million at December 31, 2009. Amortization expense for capitalized software was  $94 million in 2010,  $37 million in 2009, and  $73 million in 2008. Amortization expense is estimated to be approximately  $120 million annually for 2011 through 2015.

Regulation and Regulated Operations

Regulation and Regulated Operations

As a regulated entity, the Utility's rates are designed to recover the costs of providing service. The Utility capitalizes and records, as a regulatory asset, costs that would otherwise be charged to expense if it is probable that the incurred costs will be recovered in future rates. Regulatory assets are amortized over the future periods that the costs are recovered. If costs expected to be incurred in the future are currently being recovered through rates, the Utility records those expected future costs as regulatory liabilities. In addition, amounts that are probable of being credited or refunded to customers in the future are recorded as regulatory liabilities.

The Utility uses regulatory balancing accounts to accumulate differences between actual billed and unbilled revenues and the Utility's authorized revenue requirements for the period. The Utility also uses regulatory balancing accounts to accumulate differences between incurred costs and actual billed and unbilled revenues, as well as differences between incurred costs and authorized revenue meant to recover those costs. Under-collections that are probable of recovery through regulated rates are recorded as regulatory balancing account assets. Over-collections that are probable of being refunded to customers are recorded as regulatory balancing account liabilities. For further discussion please see "Revenue Recognition" below.

To the extent that portions of the Utility's operations cease to be subject to cost-of-service rate regulation, or recovery is no longer probable as a result of changes in regulation or other reasons, the related regulatory assets and liabilities are written off.

Intangible Assets

Intangible Assets

Intangible assets primarily consist of hydroelectric facility licenses with lives ranging from 19 to 40 years. The gross carrying amount of the hydroelectric facility licenses and other agreements was  $112 million at December 31, 2010 and  $110 million at December 31, 2009. The accumulated amortization was  $44 million at December 31, 2010 and  $40 million at December 31, 2009.

The Utility's amortization expense related to intangible assets was  $4 million in 2010, 2009, and 2008. The estimated annual amortization expense for 2011 through 2015 based on the December 31, 2010 intangible assets balance is  $3 million. Intangible assets are recorded to other noncurrent assets – other in the Consolidated Balance Sheets.

Asset Retirement Obligations

Asset Retirement Obligations

PG&E Corporation and the Utility record an ARO at fair value in the period in which the obligation is incurred if the fair value can be reasonably estimated. In the same period, the associated asset retirement costs are capitalized as part of the carrying amount of the related long-lived asset. In each subsequent period, the liability is accreted to its present value, and the capitalized cost is depreciated over the useful life of the long-lived asset. PG&E Corporation and the Utility also record a liability if a legal obligation to perform an asset retirement exists and can be reasonably estimated, but performance is conditional upon a future event. The Utility recognizes regulatory assets or liabilities as a result of timing differences between the recognition of costs and the costs recovered through the ratemaking process.

The Utility has an ARO for its nuclear generation and certain fossil fueled generation facilities. The Utility has also identified AROs related to asbestos contamination in buildings, potential site restoration at certain hydroelectric facilities, fuel storage tanks, and contractual obligations to restore leased property to pre-lease condition. Additionally, the Utility has recorded AROs related to gas distribution, gas transmission, electric distribution, and electric transmission system assets.

Detailed studies of the cost to decommission the Utility's nuclear power plants are conducted every three years in conjunction with the Nuclear Decommissioning Cost Triennial Proceedings ("NDCTP") conducted by the CPUC. The decommissioning cost estimates are based on the plant location and cost characteristics for the Utility's nuclear power plants. Actual decommissioning costs may vary from these estimates as a result of changes in assumptions such as decommissioning dates; regulatory requirements; technology; and costs of labor, materials, and equipment. Estimated cash flows were revised as a result of the studies completed in the first quarter of 2009.

For GAAP purposes, the Utility adjusts its nuclear decommissioning obligation to reflect changes in the estimate of decommissioning its nuclear power facilities and records this as an adjustment to ARO on its Consolidated Balance Sheets. The total nuclear decommissioning obligation accrued in accordance with GAAP was  $1.2 billion at December 31, 2010 and  $1.4 billion at December 31, 2009. For regulatory purposes, the estimated undiscounted nuclear decommissioning cost for the Utility's nuclear power plants was approximately  $2.3 billion at December 31, 2010 and 2009 (or approximately  $4.4 billion and  $4.6 billion in future dollars, respectively). These estimates are based on the 2009 decommissioning cost studies, prepared in accordance with CPUC requirements.

Differences between amounts collected in rates for decommissioning the Utility's nuclear power facilities and the decommissioning obligation recorded in accordance with GAAP are reflected as a regulatory liability. (See Note 3 below.)

A reconciliation of the changes in the ARO liability is as follows:

(in millions)
ARO liability at December 31, 2008	$1,684
Revision in estimated cash flows	(129)
Accretion	98
Liabilities settled	(60)

ARO liability at December 31, 2009	1,593

Revision in estimated cash flows	(23)
Accretion	93
Liabilities settled	(77)

ARO liability at December 31, 2010	$1,586

The Utility has identified additional ARO for which a reasonable estimate of fair value could not be made. The Utility has not recognized a liability related to these additional obligations, which include obligations to restore land to its pre-use condition under the terms of certain land rights agreements, removal and proper disposal of lead-based paint contained in some Utility facilities, removal of certain communications equipment from leased property, and retirement activities associated with substation and certain hydroelectric facilities. The Utility was not able to reasonably estimate the ARO associated with these assets because the settlement date of the obligation was indeterminate and information sufficient to reasonably estimate the settlement date or range of settlement dates does not exist. Land rights, communications equipment leases, and substation facilities will be maintained for the foreseeable future, and therefore, the Utility cannot reasonably estimate the settlement date or range of settlement dates for the obligations associated with these assets. The Utility does not have information available that specifies which facilities contain lead-based paint and, therefore, cannot reasonably estimate the settlement date(s) associated with the obligation. The Utility will maintain and continue to operate its hydroelectric facilities until the operation of a facility becomes uneconomical. The operation of the majority of the Utility's hydroelectric facilities is currently, and for the foreseeable future, economically beneficial. Therefore, the settlement date cannot be determined at this time.

Impairment of Long-Lived Assets

Impairment of Long-Lived Assets

PG&E Corporation and the Utility evaluate the carrying amounts of long-lived assets for impairment, based on projections of undiscounted future cash flows, whenever events occur or circumstances change that may affect the recoverability or the estimated life of long-lived assets. If this evaluation indicates that such cash flows are not expected to fully recover the assets, the assets are written down to their estimated fair value. No significant impairments were recorded in 2010, 2009, or 2008.

Gains and Losses on Debt Extinguishments

Gains and Losses on Debt Extinguishments

Gains and losses on debt extinguishments associated with regulated operations are deferred and amortized over the remaining original amortization period of the debt reacquired, consistent with recovery of costs through regulated rates. PG&E Corporation and the Utility recorded unamortized loss on debt extinguishments, net of gain, of  $204 million and  $227 million at December 31, 2010 and 2009, respectively. The amortization expense related to this loss was  $23 million in 2010,  $25 million in 2009, and  $26 million in 2008. Deferred gains and losses on debt extinguishments are recorded to other and other noncurrent assets – regulatory assets in the Consolidated Balance Sheets.

Gains and losses on debt extinguishments associated with unregulated operations are fully recognized at the time such debt is reacquired and are reported as a component of interest expense.

Accumulated Other Comprehensive Income (Loss)

Accumulated Other Comprehensive Income (Loss)

Accumulated other comprehensive income (loss) reports a measure for accumulated changes in equity of an enterprise that result from transactions and other economic events, other than transactions with shareholders. The following table sets forth the after-tax changes in each component of accumulated other comprehensive income (loss):

	Employee Benefit Plans – Accumulated Other Comprehensive Income (Loss)
(in millions)	2010	2009	2008
Balance at beginning of year	$(160)	$(221)	$10

Period change in pension benefits and other benefits:
Unrecognized prior service cost (1)	(29)	(1)	37
Unrecognized net gain (loss) (2)	(110)	363	(1,583)
Unrecognized net transition obligation (3)	15	15	15
Transfer to regulatory account (4, 5)	82	(316)	1,300

Balance at end of year	$(202)	$(160)	$(221)

(1)	Net of income tax benefit (expense) of $20 million, $1 million, $(27) million for December 31, 2010, 2009, and 2008, respectively.
(2)	Net of income tax benefit (expense) of $73 million, $(216) million, $1,088 million for December 31, 2010, 2009, and 2008, respectively.
(3)	Net of income tax benefit (expense) of $(11) million for December 31, 2010, 2009, and 2008.
(4)	Net of income tax benefit (expense) of $(57) million, $218 million, $(894) million for December 31, 2010, 2009, and 2008, respectively.
(5)	Amounts transferred to the pension regulatory asset are probable of recovery from customers in future rates.

There was no material difference between PG&E Corporation's and the Utility's accumulated other comprehensive income (loss) for the periods presented above.

Revenue Recognition

Revenue Recognition

The Utility recognizes revenues after persuasive evidence of an arrangement exists, delivery has occurred, or services have been rendered; the price to the customer is fixed or determinable and collectability is reasonably assured. Revenues meet these criteria as the electricity and natural gas services are delivered, and include amounts for services rendered but not yet billed at the end of the period.

The Utility recognizes revenues after the CPUC or the FERC has authorized rate recovery, amounts are objectively determinable and probable of recovery, and amounts will be collected within 24 months. (See Note 3 below.)

The CPUC authorizes most of the Utility's revenue requirements in its general rate case ("GRC"), which generally occurs every three years. The Utility's ability to recover revenue requirements authorized by the CPUC in the GRC does not depend on the volume of the Utility's sales of electricity and natural gas services. Generally, the revenue recognition criteria are met ratably over the year.

The CPUC also has authorized the Utility to collect additional revenue requirements to recover certain costs that the Utility has been authorized to pass on to customers, including costs to purchase electricity and natural gas; to fund public purpose, demand response, and customer energy efficiency programs; and to recover certain capital expenditures. Generally, the revenue recognition criteria for pass through costs billed to customers are met at the time the costs are incurred.

The Utility's revenues and earnings also are affected by incentive ratemaking mechanisms that adjust rates depending on the extent the Utility meets certain performance criteria. (See Note 15 below.)

The FERC authorizes the Utility's revenue requirements in annual transmission owner rate cases. The Utility's ability to recover revenue requirements authorized by the FERC is dependent on the volume of the Utility's electricity sales, and revenue is recognized only for amounts billed and unbilled.

In determining whether revenue transactions should be presented net of the related expenses, the Utility considers various factors, including whether the Utility takes title to the product being delivered, has latitude in establishing price for the product, and is subject to the customer credit risk. In January 2001, the California Department of Water Resources ("DWR") began purchasing electricity to meet the portion of demand of the California investor-owned electric utilities that was not being satisfied from the utilities' own generation facilities and existing electricity contracts. The Utility acts as a billing and collection agent on behalf of the DWR and does not have any authority to set prices for the energy delivered. The Utility does not assume customer credit risk nor take title to the electricity being delivered to the customer. Therefore, the Utility presents the electricity revenues for amounts delivered to customers net of the cost of electricity delivered by the DWR.

Income Taxes

Income Taxes

PG&E Corporation and the Utility use the liability method of accounting for income taxes. Income tax provision (benefit) includes current and deferred income taxes resulting from operations during the year. Investment tax credits are deferred and amortized to income over time. The Utility amortizes its investment tax credits over the life of the related property in accordance with regulatory treatment. PG&E Corporation amortizes its investment tax credits over the projected investment recovery period or the life of the arrangement for its tax equity arrangements. (See Note 9 below.)

PG&E Corporation and the Utility recognize a tax benefit if it is more likely than not that a tax position taken or expected to be taken in a tax return will be sustained upon examination by taxing authorities based on the merits of the position. The tax benefit recognized in the financial statements is measured based on the largest amount of benefit that is greater than 50% likely of being realized upon settlement. The difference between a tax position taken or expected to be taken in a tax return and the benefit recognized and measured pursuant to this guidance represents an unrecognized tax benefit.

PG&E Corporation files a consolidated U.S. federal income tax return that includes domestic subsidiaries in which its ownership is 80% or more. In addition, PG&E Corporation files a combined state income tax return in California. PG&E Corporation and the Utility are parties to a tax-sharing agreement under which the Utility determines its income tax provision (benefit) on a stand-alone basis.

Nuclear Decommissioning Trusts

Nuclear Decommissioning Trusts

The Utility's nuclear power facilities consist of two units at Diablo Canyon and the retired facility at Humboldt Bay. Nuclear decommissioning requires the safe removal of nuclear facilities from service and the reduction of residual radioactivity to a level that permits termination of the Nuclear Regulatory Commission ("NRC") license and release of the property for unrestricted use. The Utility's nuclear decommissioning costs are recovered from customers through rates.

The Utility classifies its investments held in the nuclear decommissioning trust as "available-for-sale." As the Utility's nuclear decommissioning trust assets are managed by external investment managers, the Utility does not have the ability to sell its investments at their discretion. Therefore, all unrealized losses are considered other-than-temporary impairments. Gains or losses on the nuclear decommissioning trust investments are refundable or recoverable, respectively, from customers. Therefore, trust earnings are deferred and included in the regulatory liability for recoveries in excess of the ARO. There is no impact on the Utility's earnings or accumulated other comprehensive income. The cost of debt and equity securities sold is determined by specific identification.

Fair Value Measurements

Fair Value Measurements

PG&E Corporation and the Utility determine the fair value of certain assets and liabilities based on assumptions that market participants would use in pricing the assets or liabilities. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, or the "exit price." PG&E Corporation and the Utility utilize a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value and give precedence to observable inputs in determining fair value. An instrument's level within the hierarchy is based on the lowest level of any significant input to the fair value measurement. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). (See Note 11 below.)

Accounting for Derivatives and Hedging Activities

Accounting for Derivatives and Hedging Activities

Derivative instruments are recorded in PG&E Corporation's and the Utility's Consolidated Balance Sheets at fair value, unless they qualify for the normal purchase and sales exception. Changes in the fair value of derivative instruments are recorded in earnings or, to the extent that they are recoverable through regulated rates, are deferred and recorded in regulatory accounts. Derivative instruments may be designated as cash flow hedges when they are entered into in order to hedge variable price risk associated with the purchase of commodities. For cash flow hedges, fair value changes are deferred in accumulated other comprehensive income and recognized in earnings as the hedged transactions occur, unless they are recovered in rates, in which case they are recorded in regulatory accounts.

As of September 30, 2009, the Utility de-designated all cash flow hedge relationships. Due to the regulatory accounting treatment described above, the de-designation of cash flow hedge relationships had no impact on net income or the Consolidated Balance Sheets.

The normal purchase and sales exception to derivative accounting requires, among other things, physical delivery of quantities expected to be used or sold over a reasonable period in the normal course of business. Transactions for which the normal purchase and sales exception is elected are not reflected in the Consolidated Balance Sheets at fair value. They are accounted for under the accrual method of accounting. Therefore, expenses are recognized as incurred.

PG&E Corporation and the Utility offset the cash collateral paid or cash collateral received against the fair value amounts recognized for derivative instruments executed with the same counterparty under a master netting arrangement where the right of offset exists and where PG&E Corporation and the Utility intends to set off. (See Note 10 below.)

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Tables)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Summary of property, plant and equipment

(in millions)	Gross Plant as of December 31, 2010	Accumulated Depreciation as of December 31, 2010	Net Plant as of December 31, 2010
Electricity generating facilities (1)	$6,012	$(1,404)	$4,608
Electricity distribution facilities	20,991	(7,161)	13,830
Electricity transmission	6,505	(1,829)	4,676
Natural gas distribution facilities	7,443	(2,819)	4,624
Natural gas transportation and storage	3,939	(1,613)	2,326
Construction work in progress	1,384	—	1,384

Total	$46,274	$(14,826)	$31,448

(1)

Balance includes nuclear fuel inventories. Stored nuclear fuel inventory is stated at weighted average cost. Nuclear fuel in the reactor is expensed as it is used based on the amount of energy output. (See Note 15 below.)

(in millions)	Gross Plant as of December 31, 2009	Accumulated Depreciation as of December 31, 2009	Net Plant as of December 31, 2009
Electricity generating facilities (1)	$4,777	$(1,279)	$3,498
Electricity distribution facilities	19,924	(6,924)	13,000
Electricity transmission	5,780	(1,751)	4,029
Natural gas distribution facilities	7,069	(2,667)	4,402
Natural gas transportation and storage	3,628	(1,554)	2,074
Construction work in progress	1,888	—	1,888

Total	$43,066	$(14,175)	$28,891

(1)

Balance includes nuclear fuel inventories. Stored nuclear fuel inventory is stated at weighted average cost. Nuclear fuel in the reactor is expensed as it is used based on the amount of energy output. (See Note 15 below.)

Schedule of estimated useful lives

Estimated Useful Lives
Electricity generating facilities	4 to 37 years
Electricity distribution facilities	16 to 58 years
Electricity transmission	40 to 70 years
Natural gas distribution facilities	24 to 52 years
Natural gas transportation and storage	25 to 48 years

Changes in asset retirement obligations

(in millions)
ARO liability at December 31, 2008	$1,684
Revision in estimated cash flows	(129)
Accretion	98
Liabilities settled	(60)

ARO liability at December 31, 2009	1,593

Revision in estimated cash flows	(23)
Accretion	93
Liabilities settled	(77)

ARO liability at December 31, 2010	$1,586

Schedule of accumulated other comprehensive income for defined benefit plan

	Employee Benefit Plans – Accumulated Other Comprehensive Income (Loss)
(in millions)	2010	2009	2008
Balance at beginning of year	$(160)	$(221)	$10

Period change in pension benefits and other benefits:
Unrecognized prior service cost (1)	(29)	(1)	37
Unrecognized net gain (loss) (2)	(110)	363	(1,583)
Unrecognized net transition obligation (3)	15	15	15
Transfer to regulatory account (4, 5)	82	(316)	1,300

Balance at end of year	$(202)	$(160)	$(221)

(1)	Net of income tax benefit (expense) of $20 million, $1 million, $(27) million for December 31, 2010, 2009, and 2008, respectively.
(2)	Net of income tax benefit (expense) of $73 million, $(216) million, $1,088 million for December 31, 2010, 2009, and 2008, respectively.
(3)	Net of income tax benefit (expense) of $(11) million for December 31, 2010, 2009, and 2008.
(4)	Net of income tax benefit (expense) of $(57) million, $218 million, $(894) million for December 31, 2010, 2009, and 2008, respectively.
(5)	Amounts transferred to the pension regulatory asset are probable of recovery from customers in future rates.

REGULATORY ASSETS, LIABILITIES, AND BALANCING ACCOUNTS (Tables)	12 Months Ended
Dec. 31, 2010
Long-Term Regulatory Assets

	Balance at December 31,
(in millions)	2010	2009
Pension benefits	$1,759	$1,386
Deferred income taxes	1,250	1,027
Energy recovery bonds	735	1,124
Utility retained generation	666	737
Environmental compliance costs	450	408
Price risk management	424	346
Unamortized loss, net of gain, on reacquired debt	181	203
Other	381	291

Total long-term regulatory assets	$5,846	$5,522

Long-Term Regulatory Liabilities

	Balance at December 31,
(in millions)	2010	2009
Cost of removal obligation	$3,229	$2,933
Recoveries in excess of ARO	600	488
Public purpose programs	573	508
Other	123	196

Total long-term regulatory liabilities	$4,525	$4,125

Current Regulatory Balancing Accounts, net

	Receivable (Payable)
	Balance at December 31,
(in millions)	2010	2009
Utility generation	$303	$355
Public purpose programs	164	83
Distribution revenue adjustment mechanism	145	152
Gas fixed cost	56	93
Hazardous substance	38	30
Other	143	115

Total regulatory balancing accounts, net	$849	$828

DEBT (Tables)	12 Months Ended
Dec. 31, 2010
DEBT
Schedule of long-term debt

	December 31,
(in millions)	2010	2009
PG&E Corporation
Convertible subordinated notes, 9.50%, due 2010	$—	$247
Less: current portion	—	(247)

Total convertible subordinated notes	—	—

Senior notes, 5.75%, due 2014	350	350
Unamortized discount	(1)	(2)

Total senior notes	349	348

Total PG&E Corporation long-term debt, net of current portion	349	348

Utility
Senior notes:
4.20% due 2011	500	500
6.25% due 2013	400	400
4.80% due 2014	1,000	1,000
5.625% due 2017	700	700
8.25% due 2018	800	800
3.50% due 2020	800	—
6.05% due 2034	3,000	3,000
5.80% due 2037	950	700
6.35% due 2038	400	400
6.25% due 2039	550	550
5.40% due 2040	800	550
Less: current portion	(500)	—
Unamortized discount, net of premium	(52)	(35)

Total senior notes	9,348	8,565

Pollution control bonds:
Series 1996 C, E, F, 1997 B, variable rates (1), due 2026 (2)	614	614
Series 1996 A, 5.35%, due 2016 (3)	200	200
Series 2004 A-D, 4.75%, due 2023 (3)	345	345
Series 2008 G and F, 3.75% (4), due 2018 and 2026	—	95
Series 2009 A-D, variable rates (5), due 2016 and 2026 (6)	309	309
Series 2010 E, 2.25%, due 2026 (7)	50	—
Less: current portion	(309)	(95)

Total pollution control bonds	1,209	1,468

Total Utility long-term debt, net of current portion	10,557	10,033

Total consolidated long-term debt, net of current portion	$10,906	$10,381

(1)	At December 31, 2010, interest rates on these bonds and the related loans ranged from 0.26% to 0.31%.
(2)

Each series of these bonds is supported by a separate direct-pay letter of credit that expires on February 26, 2012. Although the stated maturity date is 2026, each series will remain outstanding only if the Utility extends or replaces the letter of credit related to the series or otherwise obtains a consent from the issuer to the continuation of the series without a credit facility.

(3)	The Utility has obtained credit support from insurance companies for these bonds.
(4)	These bonds bore interest at 3.75% per year through September 19, 2010, and were subject to mandatory tender on September 20, 2010. The Utility repurchased these bonds on September 20, 2010.
(5)	At December 31, 2010, interest rates on these bonds and the related loans ranged from 0.22% to 0.29%.
(6)

Each series of these bonds is supported by a separate direct-pay letter of credit that expires on October 29, 2011. The Utility may choose to provide a substitute letter of credit for any series of these bonds, subject to a rating requirement.

(7)	These bonds bear interest at 2.25% per year through April 1, 2012, are subject to mandatory tender on April 2, 2012, and may be remarketed in a fixed or variable rate mode.

Schedule of long-term debt repayments
(in millions, except interest rates)	2011	2012		2013	2014	2015	Thereafter	Total
Long-term debt:
PG&E Corporation
Average fixed interest rate	—	—		—	5.75%	—	—	5.75%
Fixed rate obligations	$—	$—		$—	$350	$—	$—	$350
Utility
Average fixed interest rate	4.20%	2.25%		6.25%	4.80%	—	5.85%	5.67%
Fixed rate obligations	$500	$50	(2)	$400	$1,000	$—	$8,545	$10,495
Variable interest rate as of December 31, 2010	0.27%	0.28%		—	—	—	—	0.28%
Variable rate obligations	$309 (1)	$614	(3)	$—	$—	$—	$—	$923
Less: current portion	(809)	—		—	—	—	—	(809)

Total consolidated long-term debt	$—	$664		$400	$1,350	$—	$8,545	$10,959

(1)

These bonds, due from 2016 through 2026, are backed by direct-pay letters of credit that expire on October 29, 2011. The bonds will be subject to a mandatory redemption unless the letter of credit is extended or replaced or the issuer consents to the continuation of these series without a credit facility. Accordingly, the bonds have been classified for repayment purposes in 2011.

(2)

These bonds, due in 2026, are subject to mandatory tender on April 2, 2012 and may be remarketed in a fixed or variable rate mode. Accordingly, the bonds have been classified for repayment purposes in 2012.

(3)

These bonds, due in 2026, are backed by direct-pay letters of credit that expire on February 26, 2012. The bonds will be subject to a mandatory redemption unless the letters of credit are extended or replaced. Accordingly, the bonds have been classified for repayment purposes in 2012.

Schedule of line of credit

(in millions)	Termination Date	Facility Limit		Letters of Credit Outstanding	Cash Borrowings	Commercial Paper Backup	Availability
PG&E Corporation	February 2012	$187	(1)	$—	$—	N/A	$187
Utility	February 2012	1,940	(2)	329	—	$603	1,008
Utility	February 2012	750	(3)	N/A	—	—	750

Total credit facilities		$2,877		$329	$—	$603	$1,945

(1)

Includes a  $87 million sublimit for letters of credit and a  $100 million commitment for "swingline" loans, defined as loans that are made available on a same-day basis and are repayable in full within 30 days.

(2)	Includes a $921 million sublimit for letters of credit and a $200 million commitment for swingline loans.
(3)	Includes a $75 million commitment for swingline loans.

ENERGY RECOVERY BONDS (Tables)	12 Months Ended
Dec. 31, 2010
ENERGY RECOVERY BONDS
Schedule of principal repayments on energy bonds

(in millions)	2011	2012	Total
Utility
Average fixed interest rate	4.59%	4.66%	4.63%
Energy recovery bonds	$404	$423	$827

COMMON STOCK AND SHARE-BASED COMPENSATION (Tables)	12 Months Ended
Dec. 31, 2010
Schedule of compensation expense for share-based incentive awards

(in millions)	2010	2009	2008
Stock Options	$—	$—	$2
Restricted Stock	14	9	22
Restricted Stock Units	9	11	—
Performance Shares:
Liability Awards	22	37	33
Equity Awards	11	—	—

Total Compensation Expense (pre-tax)	$56	$57	$57

Total Compensation Expense (after-tax)	$33	$34	$34

Summary of intrinsic value of options exercised

	PG&E Corporation
(in millions)	2010	2009	2008
Intrinsic value of options exercised	$15	$18	$13

Summary of stock option activity

Options	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value
Outstanding at January 1	1,975,341	$23.99
Granted	1,742	42.97
Exercised	(605,585)	22.67
Forfeited or expired	(1,587)	30.13

Outstanding at December 31	1,369,911	25.16	2.76	$31,068,628

Expected to vest at December 31	21,401	37.77	7.89	$215,584

Exercisable at December 31	1,348,510	$24.96	2.68	$30,853,045

Schedule of restricted stock activity

	Number of Shares of Restricted Stock	Weighted Average Grant- Date Fair Value
Nonvested at January 1	670,552	$41.11
Granted	10,540	$42.97
Vested	(189,976)	$41.70
Forfeited	(15,236)	$42.52

Nonvested at December 31	475,880	$40.87

Schedule of restricted stock units activity

	Number of Restricted Stock Units	Weighted Average Grant- Date Fair Value
Nonvested at January 1	664,992	$35.78
Granted	640,060	$42.97
Vested	(125,651)	$35.60
Forfeited	(25,005)	$37.61

Nonvested at December 31	1,154,396	$39.74

Performance Shares, Equity Awards [Member]
Schedule of performance shares activity

	Number of Performance Shares	Weighted Average Grant- Date Fair Value
Nonvested at January 1	—
Granted	616,990	$35.60
Vested	—
Forfeited	(7,020)	$35.60

Nonvested at December 31	609,970	$35.60

Performance Shares, Liability Awards [Member]
Schedule of performance shares activity

	Number of Performance Shares	Weighted Average Fair Value
Nonvested at January 1	1,547,598	$55.98
Granted	—
Vested	(387,019)	$43.06
Forfeited	(23,089)	$56.18

Nonvested at December 31	1,137,490	$60.37

PREFERRED STOCK (Tables)	12 Months Ended
Dec. 31, 2010
PREFERRED STOCK
Summary of issued and outstanding preferred stock

(in millions, except share amounts, redemption price, and par value)	Shares Outstanding	Redemption Price	Balance
Nonredeemable $25 par value preferred stock
5.00% Series	400,000	N/A	$10
5.50% Series	1,173,163	N/A	30
6.00% Series	4,211,662	N/A	105

Total nonredeemable preferred stock	5,784,825		$145

Redeemable $25 par value preferred stock
4.36% Series	418,291	$25.75	$11
4.50% Series	611,142	26.00	15
4.80% Series	793,031	27.25	20
5.00% Series	1,778,172	26.75	44
5.00% Series A	934,322	26.75	23

Total redeemable preferred stock	4,534,958		$113

Preferred stock			$258

EARNINGS PER SHARE (Tables)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2008
Reconciliation of PG&E Corporation's income available for common shareholders and weighted average shares of common stock outstanding for calculating basic EPS

	Year Ended December 31,
(in millions, except per share amounts)	2010	2009	2008
Basic
Income available for common shareholders	$1,099	$1,220	$1,338
Less: distributed earnings to common shareholders	706	621	560

Undistributed earnings	393	599	778
Less: undistributed earnings from discontinued operations	—	—	154

Undistributed earnings from continuing operations	$393	$599	$624

Allocation of undistributed earnings to common shareholders
Distributed earnings to common shareholders	$706	$621	$560
Undistributed earnings allocated to common shareholders – continuing operations	385	573	592
Undistributed earnings allocated to common shareholders – discontinued operations	—	—	146

Total common shareholders earnings	$1,091	$1,194	$1,298

Weighted average common shares outstanding, basic	382	368	357
Convertible subordinated notes	8	17	19

Weighted average common shares outstanding and participating securities	390	385	376

Net earnings per common share, basic
Distributed earnings, basic (1)	$1.85	$1.69	$1.57
Undistributed earnings – continuing operations, basic	1.01	1.56	1.66
Undistributed earnings – discontinued operations, basic	—	—	0.41

Total	$2.86	$3.25	$3.64

(1)

Distributed earnings, basic may differ from actual per share amounts paid as dividends, as the EPS computation under GAAP requires the use of the weighted average, rather than the actual, number of shares outstanding.

Reconciliation of PG&E Corporation's income available for common shareholders and weighted average shares of common stock outstanding for calculating diluted EPS

	Year ended
	December 31,
(in millions, except per share amounts)	2010	2009
Diluted
Income available for common shareholders	$1,099	$1,220
Add earnings impact of assumed conversion of participating securities:
Interest expense on convertible subordinated notes, net of tax	8	15
Unrealized loss on embedded derivative, net of tax	—	2

Income available for common shareholders and assumed conversion	$1,107	$1,237

Weighted average common shares outstanding, basic	382	368
Add incremental shares from assumed conversions:
Convertible subordinated notes	8	17
Employee share-based compensation	2	1

Weighted average common shares outstanding, diluted	392	386

Total earnings per common share, diluted	$2.82	$3.20

Year ended
December 31,
(in millions, except per share amounts)	2008
Diluted
Income available for common shareholders	$1,338
Less: distributed earnings to common shareholders	560

Undistributed earnings	778
Less: undistributed earnings from discontinued operations	154

Undistributed earnings from continuing operations	$624

Allocation of undistributed earnings to common shareholders
Distributed earnings to common shareholders	$560
Undistributed earnings allocated to common shareholders – continuing operations	593
Undistributed earnings allocated to common shareholders – discontinued operations	146

Total common shareholders earnings	$1,299

Weighted average common shares outstanding, basic	357
Convertible subordinated notes	19

Weighted average common shares outstanding and participating securities, basic	376

Weighted average common shares outstanding, basic	357
Employee share-based compensation	1

Weighted average common shares outstanding, diluted	358
Convertible subordinated notes	19

Weighted average common shares outstanding and participating securities, diluted	377

Net earnings per common share, diluted
Distributed earnings, diluted	$1.56
Undistributed earnings – continuing operations, diluted	1.66
Undistributed earnings – discontinued operations, diluted	0.41

Total earnings per common share, diluted	$3.63

INCOME TAXES (Tables)	12 Months Ended
Dec. 31, 2010
INCOME TAXES
Schedule of Income Tax Provision (Benefits)

	PG&E Corporation			Utility
	Year Ended December 31,
	2010	2009	2008	2010	2009	2008
(in millions)
Current:
Federal	$(12)	$(747)	$(268)	$(54)	$(696)	$(188)
State	130	(41)	33	134	(45)	24
Deferred:
Federal	525	1,161	604	589	1,139	596
State	(91)	92	62	(90)	89	62
Tax credits	(5)	(5)	(6)	(5)	(5)	(6)

Income tax provision	$547	$460	$425	$574	$482	$488

Schedule of Deferred Income Tax Liabilities

	PG&E Corporation		Utility
	Year Ended December 31,
	2010	2009	2010	2009
(in millions)
Deferred income tax assets:
Reserve for damages	$222	$138	$222	$138
Environmental reserve	242	227	242	227
Compensation	345	338	305	304
Net operating loss carry forward	327	—	270	—
Other	207	184	178	180

Total deferred income tax assets	$1,343	$887	$1,217	$849

Deferred income tax liabilities:
Regulatory balancing accounts	$1,116	$1,340	$1,116	$1,340
Property related basis differences	5,236	4,036	5,234	4,032
Income tax regulatory asset	509	418	509	418
Other	142	157	135	157

Total deferred income tax liabilities	$7,003	$5,951	$6,994	$5,947

Total net deferred income tax liabilities	$5,660	$5,064	$5,777	$5,098

Classification of net deferred income tax liabilities:
Included in current liabilities	$113	$332	$118	$334
Included in noncurrent liabilities	5,547	4,732	5,659	4,764

Total net deferred income tax liabilities	$5,660	$5,064	$5,777	$5,098

Schedule of differences between income taxes by applying the federal statutory rate

	PG&E Corporation			Utility
	Year Ended December 31,
	2010	2009	2008	2010	2009	2008

Federal statutory income tax rate	35.0%	35.0%	35.0%	35.0%	35.0%	35.0%
Increase (decrease) in income tax rate resulting from:
State income tax (net of federal benefit)	0.7	1.6	3.1	1.0	1.4	3.3
Effect of regulatory treatment of fixed asset differences	(3.1)	(2.7)	(3.2)	(3.0)	(2.6)	(3.1)
Tax credits	(0.4)	(0.5)	(0.5)	(0.4)	(0.5)	(0.5)
IRS audit settlements	0.1	(4.5)	(7.1)	(0.2)	(4.2)	(4.1)
Other, net	0.9	(1.5)	(0.9)	1.5	(1.3)	(1.7)

Effective tax rate	33.2%	27.4%	26.4%	33.9%	27.8%	28.9%

Schedule of the changes in unrecognized tax benefits

	PG&E Corporation			Utility
	2010	2009	2008	2010	2009	2008
(in millions)
Balance at beginning of year	$673	$75	$209	$652	$37	$94
Additions for tax position taken during a prior year	27	4	—	27	4	—
Additions for tax position taken during the current year	89	624	43	87	623	20
Settlements	(55)	(27)	(177)	(54)	(12)	(77)
Reductions for tax position taken during a prior year	(20)	(3)	—	—	—	—

Balance at end of year	$714	$673	$75	$712	$652	$37

DERIVATIVES AND HEDGING ACTIVITIES (Tables)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Volume of PG&E Corporation's and the Utility's outstanding derivative contracts

		Contract Volume (1)
Underlying Product	Instruments	Less Than 1 Year	Greater Than 1 Year but Less Than 3 Years	Greater Than 3 Years but Less Than 5 Years	Greater Than 5 Years (2)
Natural Gas (3) (MMBtus (4))	Forwards, Futures, and Swaps	427,176,587	308,712,558	—	—
	Options	270,509,308	176,150,000	—	—
Electricity (Megawatt-hours)	Forwards, Futures, and Swaps	5,690,441	6,969,024	3,673,512	4,826,640
	Options	415,450	—	264,096	396,396
	Congestion Revenue Rights	74,313,524	72,070,789	71,997,921	96,986,809

(1)	Amounts shown reflect the total gross derivative volumes by commodity type that are expected to settle in each time period.
(2)	Derivatives in this category expire between 2016 and 2022.
(3)	Amounts shown are for the combined positions of the electric and core gas portfolios.
(4)	Million British Thermal Units.

PG&E Corporation's and the Utility's outstanding derivative balances

(in millions)	Gross Derivative Balance (1)	Netting (2)	Cash Collateral (2)	Total Derivative Balances
Commodity Risk (PG&E Corporation and the Utility)
Current assets – other	$56	$(45)	$79	$90
Other noncurrent assets – other	77	(62)	96	111
Current liabilities – other	(388)	45	119	(224)
Noncurrent liabilities – other	(486)	62	130	(294)

Total commodity risk	$(741)	$—	$424	$(317)

(1)	See Note 11 of the Notes to the Consolidated Financial Statements for a discussion of the valuation techniques used to calculate the fair value of these instruments.
(2)	Positions, by counterparty, are netted where the intent and legal right to offset exist in accordance with master netting agreements.

(in millions)	Gross Derivative Balance (1)	Netting (2)	Cash Collateral (2)	Total Derivative Balances
Commodity Risk (PG&E Corporation and the Utility)
Current assets – other	$76	$(12)	$77	$141
Other noncurrent assets – other	64	(44)	13	33
Current liabilities – other	(231)	12	54	(165)
Noncurrent liabilities – other	(390)	44	44	(302)

Total commodity risk	$(481)	$—	$188	$(293)

Other Risk Instruments (3) (PG&E Corporation Only)
Current liabilities – other	$(13)	$—	$—	$(13)

Total derivatives	$(494)	$—	$188	$(306)

(1)	See Note 11 of the Notes to the Consolidated Financial Statements for a discussion of the valuation techniques used to calculate the fair value of these instruments.
(2)	Positions, by counterparty, are netted where the intent and legal right to offset exist in accordance with master netting agreements.
(3)	This category relates to the dividend participation rights of PG&E Corporation's Convertible Subordinated Notes, which were converted to PG&E Corporation common stock in 2010.

Gains and losses on derivative instruments

	Commodity Risk
	(PG&E Corporation and the Utility)
(in millions)	2010	2009
Unrealized gain/(loss) – Regulatory assets and liabilities (1)	$(260)	$15
Realized gain/(loss) – Cost of electricity(2)	(573)	(701)
Realized gain/(loss) – Cost of natural gas (2)	(79)	(54)

Total commodity risk instruments	$(912)	$(740)

(1)

Unrealized gains and losses on commodity risk-related derivative instruments are recorded to regulatory assets or liabilities rather than being recorded to the Consolidated Statements of Income. These amounts exclude the impact of cash collateral postings.

(2)	These amounts are fully passed through to customers in rates. Accordingly, net income was not impacted by realized amounts on these instruments.

Additional cash collateral the Utility would be required to post if its credit-risk-related contingent features were triggered

(in millions)
Derivatives in a liability position with credit risk-related contingencies that are not fully collateralized	$(518)
Related derivatives in an asset position	—
Collateral posting in the normal course of business related to these derivatives	7

Net position of derivative contracts/additional collateral posting requirements (1)	$(511)

(1)	This calculation excludes the impact of closed but unpaid positions, as their settlement is not impacted by any of the Utility's credit risk-related contingencies.

FAIR VALUE MEASUREMENTS (Tables)	12 Months Ended
Dec. 31, 2010
Assets and liabilities measured at fair value on a recurring basis
Fair Value Measurements at December 31, 2010
(in millions)	Level 1	Level 2	Level 3	Total
Assets:
Money market investments	$138	$—	$—	$138

Nuclear decommissioning trusts
U.S. equity securities (1)	1,029	7	—	1,036
Non-U.S. equity securities	349	—	—	349
U.S. government and agency securities	584	40	—	624
Municipal securities	—	119	—	119
Other fixed income securities	—	66	—	66

Total nuclear decommissioning trusts (2)	1,962	232	—	2,194

Price risk management instruments (Note 10)
Electric (3)	130	—	—	130
Gas (4)	3	—	—	3

Total price risk management instruments	133	—	—	133

Rabbi trusts
Fixed Income securities	—	24	—	24
Life insurance contracts	—	65	—	65

Total rabbi trusts	—	89	—	89

Long-term disability trust
U.S. equity securities (1)	11	24	—	35
Corporate debt securities (1)	—	150	—	150

Total long-term disability trust	11	174	—	185

Total assets	$2,244	$495	$—	$2,739

Liabilities:
Price risk management instruments (Note 10)
Electric (5)	$—	$5	$403	$408
Gas (6)	—	1	41	42

Total price risk management instruments	—	6	444	450

Total liabilities	$—	$6	$444	$450

(1)	Level 2 balances include commingled funds, which are comprised primarily of securities traded publicly on exchanges. Price quotes for the assets held by the funds are readily observable and available.
(2)	Excludes $185 million primarily related to deferred taxes on appreciation of investment value.
(3)	Balances include the impact of netting adjustments of $359 million to Level 1. Includes natural gas for electric portfolio.
(4)	Balances include the impact of netting adjustments of $44 million to Level 1. Includes natural gas for core customers
(5)	Balances include the impact of netting adjustments of $66 million to Level 2 and $(48) million to Level 3. Includes natural gas for electric portfolio.
(6)	Balances include the impact of netting adjustments of $3 million to Level 3. Includes natural gas for core customers.

Fair Value Measurements at December 31, 2009
(in millions)	Level 1	Level 2	Level 3	Total
Assets:
Money market investments	$189	$—	$4	$193

Nuclear decommissioning trusts
U.S. equity securities (1)	762	6	—	768
Non-U.S. equity securities	344	—	—	344
U.S. government and agency securities	653	51	—	704
Municipal securities	1	89	—	90
Other fixed income securities	—	108	—	108

Total nuclear decommissioning trusts (2)	1,760	254	—	2,014

Rabbi trusts
Equity securities	21	—	—	21
Life insurance contracts	60	—	—	60

Total rabbi trusts	81	—	—	81

Long-term disability trust
U.S. equity securities (1)	52	23	—	75
Corporate debt securities (1)	—	113	—	113

Total long-term disability trust	52	136	—	188

Total assets	$2,082	$390	$4	$2,476

Liabilities:
Dividend participation rights (3)	$—	$—	$12	$12

Price risk management instruments (Note 10)
Electric (4)	2	73	157	232
Gas (5)	1	—	60	61

Total price risk management instruments	3	73	217	293

Other liabilities	—	—	3	3

Total liabilities	$3	$73	$232	$308

(1)	Level 2 balances include commingled funds, which are comprised primarily of securities traded publicly on exchanges. Price quotes for the assets held by the funds are readily observable and available.
(2)	Excludes deferred taxes on appreciation of investment value.
(3)	The dividend participation rights were associated with PG&E Corporation's Convertible Subordinated Notes which were no longer outstanding as of December 31, 2010.
(4)	Balances include the impact of netting adjustments of $108 million to Level 1, $48 million to Level 2, and $19 million to Level 3. Includes natural gas for electric portfolio.
(5)	Balances include the impact of netting adjustments of $13 million to Level 3. Includes natural gas for core customers.

Level 3 reconciliation

	PG&E Corporation Only		PG&E Corporation and the Utility
(in millions)	Money Market	Dividend Participation Rights	Price Risk Management Instruments	Nuclear Decommissioning Trusts Equity Securities (1)	Long- Term Disability Equity Securities	Long-Term Disability Corp. Debt Securities	Other Liabilities	Total
Asset (liability) balance as of December 31, 2008	$12	$(42)	$(156)	$5	$54	$24	$(2)	$(105)

Realized and unrealized gains (losses):
Included in earnings	—	2	—	—	12	3	—	17
Included in regulatory assets and liabilities or balancing accounts	—	—	(61)	1	—	—	(1)	(61)
Purchases, issuances, and settlements	(8)	28	—	—	(43)	86	—	63
Transfers into Level 3	—	—	—	—	—	—	—	—
Transfers out of Level 3	—	—	—	(6)	(23)	(113)	—	(142)

Asset (liability) balance as of December 31, 2009	$4	$(12)	$(217)	$—	$—	$—	$(3)	$(228)

Realized and unrealized gains (losses):
Included in earnings	—	—	—	—	—	—	—	—
Included in regulatory assets and liabilities or balancing accounts	—	—	(227)	—	—	—	3	(224)
Purchases, issuances, and settlements	(4)	12	—	—	—	—	—	8
Transfers into Level 3	—	—	—	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—	—	—	—

Asset (liability) balance as of December 31, 2010	$—	$—	$(444)	$—	$—	$—	$—	$(444)

(1)	Excludes deferred taxes on appreciation of investment value.

Carrying amount and fair value of financial instruments

	At December 31,
	2010		2009
(in millions)	Carrying Amount	Fair Value(2)	Carrying Amount	Fair Value(2)
Debt (Note 4):
PG&E Corporation (1)	$349	$383	$597	$1,096
Utility	10,444	11,314	9,240	9,824
Energy recovery bonds (Note 5)	827	862	1,213	1,269

(1)	PG&E Corporation Convertible Subordinated Notes were no longer outstanding as of December 31, 2010.
(2)	Fair values are determined using readily available quoted market prices.

Schedule of unrealized gains losses related to available-for-sale investments

	Amortized Cost	Total Unrealized Gains	Total Unrealized Losses	Estimated (1) Fair Value
(in millions)
As of December 31, 2010
Equity securities
U.S.	$509	$529	$(2)	$1,036
Non-U.S.	180	170	(1)	349
Debt securities
U.S. government and agency securities	571	55	(2)	624
Municipal securities	119	1	(1)	119
Other fixed income securities	65	1	—	66

Total	$1,444	$756	$(6)	$2,194

As of December 31, 2009
Equity securities
U.S.	$344	$425	$(1)	$768
Non-U.S.	182	163	(1)	344
Debt securities
U.S. government and agency securities	656	52	(4)	704
Municipal securities	89	1	—	90
Other fixed income securities	108	2	(2)	108

Total	$1,379	$643	$(8)	$2,014

(1)	Excludes taxes on appreciation of investment value.

Schedule of maturities on debt securities

As of December 31, 2010	(in millions)
Less than 1 year	$37
1–5 years	349
5–10 years	215
More than 10 years	208

Total maturities of debt securities	$809

Summary of activity for available for sale securities

	Year Ended December 31,
	2010	2009	2008
(in millions)
Proceeds from sales and maturities of nuclear decommissioning trust investments	$1,405	$1,351	$1,635
Gross realized gains on sales of securities held as available-for-sale	42	27	30
Gross realized losses on sales of securities held as available-for-sale	(11)	(55)	(142)

EMPLOYEE BENEFIT PLANS (Tables)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Reconciliation of changes in plan assets, benefit obligations and funded status

Pension Benefits

(in millions)	2010	2009
Change in plan assets:
Fair value of plan assets at January 1	$9,330	$8,066
Actual return on plan assets	1,235	1,523
Company contributions	162	187
Benefits and expenses paid	(477)	(446)

Fair value of plan assets at December 31	$10,250	$9,330

Change in benefit obligation:
Projected benefit obligation at January 1	$10,766	$9,767
Service cost for benefits earned	253	227
Interest cost	645	624
Actuarial loss	856	494
Plan amendments	(1)	71
Transitional costs	4	3
Benefits paid	(452)	(420)

Projected benefit obligation at December 31 (1)	$12,071	$10,766

Funded status:
Current liability	$(5)	$(5)
Noncurrent liability	(1,816)	(1,431)

Accrued benefit cost at December 31	$(1,821)	$(1,436)

(1)	PG&E Corporation's accumulated benefit obligation was $10,653 million and $9,527 million at December 31, 2010 and 2009, respectively.

Other Benefits

(in millions)	2010	2009
Change in plan assets:
Fair value of plan assets at January 1	$1,169	$990
Actual return on plan assets	147	166
Company contributions	94	87
Plan participant contribution	49	42
Benefits and expenses paid	(122)	(116)

Fair value of plan assets at December 31	$1,337	$1,169

Change in benefit obligation:
Benefit obligation at January 1	$1,511	$1,382
Service cost for benefits earned	36	30
Interest cost	88	87
Actuarial loss	52	72
Plan amendments	128	—
Transitional costs	1	1
Benefits paid	(113)	(106)
Federal subsidy on benefits paid	3	4
Plan participant contributions	49	41

Benefit obligation at December 31	$1,755	$1,511

Funded status:
Noncurrent liability	$(418)	$(342)

Accrued benefit cost at December 31	$(418)	$(342)

Medicare Part D subsidy, effect on net periodic benefit cost

(in millions)	2010	2009
Accumulated postretirement benefit obligation reduction	$72	$71
Net periodic benefit cost reduction	1	7

Schedule of assumptions used in calculating projected benefit cost and net periodic benefit cost

	Pension Benefits			Other Benefits
	December 31,			December 31,
	2010	2009	2008	2010	2009	2008
Discount rate	5.42%	5.97%	6.31%	5.11-5.56%	5.66-6.09%	5.85-6.33%
Average rate of future compensation increases	5.00%	5.00%	5.00%	—	—	—
Expected return on plan assets	6.60%	6.80%	7.30%	5.20-6.60%	5.80-6.90%	7.00-7.30%

Schedule of assumed health care cost trend

(in millions)	One- Percentage- Point Increase	One- Percentage- Point Decrease
Effect on postretirement benefit obligation	$83	$(86)
Effect on service and interest cost	7	(7)

Target asset allocation percentages

	Pension Benefits			Other Benefits
	2011	2010	2009	2011	2010	2009
U.S. Equity	26%	26%	32%	28%	26%	37%
Non-U.S. Equity	14%	14%	18%	15%	13%	18%
Global Equity	5%	5%	5%	3%	3%	3%
Absolute Return	5%	5%	5%	4%	3%	3%
Fixed Income	50%	50%	40%	50%	54%	34%
Cash Equivalents	—%	—%	—%	0%	1%	5%

Total	100%	100%	100%	100%	100%	100%

Schedule of fair value of plan assets

Fair Value Measurements as of December 31, 2010
(in millions)	Level 1	Level 2	Level 3	Total
Pension Benefits:
U.S. Equity	$328	$2,482	$—	$2,810
Non-U.S. Equity	356	1,111	—	1,467
Global Equity	177	360	—	537
Absolute Return	—	—	494	494
Fixed Income:
U.S. Government	790	233	—	1,023
Corporate	6	2,724	549	3,279
Other	52	393	120	565
Cash Equivalents	20	—	—	20

Total	$1,729	$7,303	$1,163	$10,195

Other Benefits:
U.S. Equity	$104	$230	$—	$334
Non-U.S. Equity	118	80	—	198
Global Equity	18	29	—	47
Absolute Return	—	—	47	47
Fixed Income:
U.S. Government	73	14	—	87
Corporate	8	457	129	594
Other	3	21	10	34
Cash Equivalents	13	—	—	13

Total	$337	$831	$186	$1,354

Other Assets				38

Total Plan Assets at Fair Value				$11,587

Fair Value Measurements as of December 31, 2009
(in millions)	Level 1	Level 2	Level 3	Total
Pension Benefits:
U.S. Equity	$411	$2,065	$—	$2,476
Non-U.S. Equity	316	1,018	—	1,334
Global Equity	162	317	—	479
Absolute Return	—	—	340	340
Fixed Income:
U.S. Government	585	262	—	847
Corporate	25	2,455	531	3,011
Other	(8)	233	190	415
Cash Equivalents	378	31	—	409

Total	$1,869	$6,381	$1,061	$9,311

Other Benefits:
U.S. Equity	$88	$218	$—	$306
Non-U.S. Equity	81	68	—	149
Global Equity	—	8	—	8
Absolute Return	—	—	32	32
Fixed Income:
U.S. Government	40	15	—	55
Corporate	82	275	124	481
Other	(1)	13	17	29
Cash Equivalents	111	—	—	111

Total	$401	$597	$173	$1,171

Other Assets				17

Total Plan Assets at Fair Value				$10,499

Schedule of Level 3 reconciliation

(in millions)	Absolute Return	Corporate Fixed Income	Other Fixed Income	Total

Pension Benefits:

Balance as of December 31, 2009	$340	$531	$190	$1,061
Actual return on plan assets:
Relating to assets still held at the reporting date	44	52	5	101
Relating to assets sold during the period	5	5	5	15

Purchases, sales, and settlements	105	(39)	(80)	(14)
Transfers into (out of) Level 3	—	—	—	—

Balance as of December 31, 2010	$494	$549	$120	$1,163

Other Benefits:
Balance as of December 31, 2009	$32	$124	$17	$173

Actual return on plan assets:
Relating to assets still held at the reporting date	4	15	—	19
Relating to assets sold during the period	1	(2)	—	(1)
Purchases, sales, and settlements	10	(8)	(7)	(5)
Transfers into (out of) Level 3	—	—	—	—

Balance as of December 31, 2010	$47	$129	$10	$186

(in millions)	Absolute Return	Corporate Fixed Income	Other Fixed Income	Total

Pension Benefits:

Balance as of December 31, 2008	$263	$457	$291	$1,011
Actual return on plan assets:
Relating to assets still held at the reporting date	15	82	14	111
Relating to assets sold during the period	4	4	12	20

Purchases, sales, and settlements	58	(11)	(127)	(80)
Transfers into (out of) Level 3	—	(1)	—	(1)

Balance as of December 31, 2009	$340	$531	$190	$1,061

Other Benefits:
Balance as of December 31, 2008	$25	$116	$25	$166

Actual return on plan assets:
Relating to assets still held at the reporting date	2	15	1	18
Relating to assets sold during the period	—	1	1	2
Purchases, sales, and settlements	5	(8)	(10)	(13)
Transfers into (out of) Level 3	—	—	—	—

Balance as of December 31, 2009	$32	$124	$17	$173

Schedule of estimated benefits expected to be paid

	Pension	Other
(in millions)
2011	$509	$114
2012	547	117
2013	586	122
2014	624	128
2015	663	133
2016–2020	3,869	725

Schedule of employer contribution expense

(in millions)
Year ended December 31,
2010	$56
2009	52
2008	53

Pension Benefits [Member]
Components of Net Periodic Benefit Cost

	December 31,
(in millions)	2010	2009	2008
Service cost for benefits earned	$279	$259	$236
Interest cost	645	624	581
Expected return on plan assets	(624)	(579)	(696)
Amortization of prior service cost	53	53	47
Amortization of unrecognized loss	44	101	1

Net periodic benefit cost	397	458	169

Less: transfer to regulatory account (1)	(233)	(294)	(4)

Total	$164	$164	$165

Estimated amortized net periodic benefit for 2011

(in millions)
Unrecognized prior service cost	$35
Unrecognized net loss	48

Total	$83

Other Benefits [Member]
Components of Net Periodic Benefit Cost

	December 31,
(in millions)	2010	2009	2008
Service cost for benefits earned	$36	$30	$29
Interest cost	88	87	81
Expected return on plan assets	(74)	(68)	(93)
Amortization of transition obligation	26	26	26
Amortization of prior service cost	25	16	16
Amortization of unrecognized loss (gain)	3	3	(15)

Net periodic benefit cost	$104	$94	$44

Estimated amortized net periodic benefit for 2011

(in millions)
Unrecognized prior service cost	$26
Unrecognized net loss	4
Unrecognized net transition obligation	26

Total	$56

RESOLUTION OF REMAINING CHAPTER 11 DISPUTED CLAIMS (Tables)	12 Months Ended
Dec. 31, 2010
Changes in the remaining disputed claims liability and interest accrued

(in millions)
Balance at December 31, 2009	$946
Interest accrued	30
Less: supplier settlements	(42)

Balance at December 31, 2010	$934

RELATED PARTY AGREEMENTS AND TRANSACTIONS (Tables)	12 Months Ended
Dec. 31, 2010
Schedule of significant related party transactions

	Year Ended December 31,
	2010	2009	2008
(in millions)
Utility revenues from:
Administrative services provided to PG&E Corporation	$7	$5	$4
Utility expenses from:
Administrative services received from PG&E Corporation	$55	$62	$122
Utility employee benefit due to PG&E Corporation	27	3	2

COMMITMENTS AND CONTINGENCIES (Tables)	12 Months Ended
Dec. 31, 2010
Schedule of costs incurred attributable to each category of power purchase agreements

	Payments
(in millions)	2010	2009	2008
Qualifying facilities(1) (2)	$1,164	$1,210	$1,724
Renewable energy contracts(1)	573	362	302
Other power purchase agreements(1)	598	643	2,036
Irrigation district and water agencies(1)	59	58	69

(1)	The amounts above do not include payments related to DWR purchases for the benefit of the Utility's customers, as the Utility only acts as an agent for the DWR.
(2)	Payments include $321, $344, and $412 attributable to renewable energy contracts with qualifying facilities at December 31, 2010, 2009 and 2008, respectively.

Schedule of undiscounted future expected power purchase agreement payments

	Qualifying Facility		Renewable (Other than QF)		Irrigation District & Water Agency		Other		Total Payments
(in millions)	Energy	Capacity	Energy	Capacity	Operations & Maintenance	Debt Service	Energy	Capacity
2011	$720	$366	$796	$8	$59	$21	$3	$691	$2,664
2012	545	321	944	9	45	21	3	684	2,572
2013	542	312	1,261	9	28	15	3	822	2,992
2014	548	301	1,647	—	13	12	1	605	3,127
2015	509	259	1,942	—	11	11	—	583	3,315
Thereafter	3,129	1,263	40,882	5	27	16	—	4,227	49,549

Total	$5,993	$2,822	$47,472	$31	$183	$96	$10	$7,612	$64,219

Future fixed capacity payments due under the QF contracts discount

(in millions)
2011	$50
2012	50
2013	50
2014	42
2015	38
Thereafter	124

Total fixed capacity payments	354
Less: amount representing interest	72

Present value of fixed capacity payments	$282

Undiscounted obligations for natural gas purchases, gas transportation services, and gas storage

(in millions)
2011	$710
2012	273
2013	191
2014	170
2015	161
Thereafter	1,128

Total (1)	$2,633

(1)

Amounts above include firm transportation contracts for the Ruby Pipeline (a 1.5 billion cubic feet per day ("bcf/d") pipeline which is currently under construction and expected to become operational in the summer of 2011, and the Utility has contracted for a capacity of approximately 0.4 bcf/d).

Undiscounted obligations under nuclear fuel agreements

(in millions)
2011	$84
2012	69
2013	105
2014	132
2015	191
Thereafter	1,057

Total	$1,638

Operating leases of lessee disclosure

(in millions)
2011	$25
2012	22
2013	19
2014	14
2015	11
Thereafter	73

Total	$164

Schedule of changes in the environmental remediation liability

(in millions)
Balance at December 31, 2009	$586
Additional remediation costs accrued:
Transfer to regulatory account for recovery	112
Amounts not recoverable from customers	29
Less: Payments	(115)

Balance at December 31, 2010	$612

QUARTERLY CONSOLIDATED FINANCIAL DATA (UNAUDITED) (Tables)	12 Months Ended
Dec. 31, 2010
Schedule of quarterly condensed financial data

	Quarter ended
	December 31	September 30	June 30	March 31
(in millions, except per share amounts)
2010
PG&E CORPORATION
Operating revenues	$3,621	$3,513	$3,232	$3,475
Operating income	492	503	695	618
Net income	254	261	337	261
Income available for common shareholders	250	258	333	258
Net earnings per common share, basic	0.63	0.66	0.88	0.69
Net earnings per common share, diluted	0.63	0.66	0.86	0.67
Common stock price per share:
High	48.63	48.34	45.00	45.63
Low	45.38	40.52	34.95	40.58
UTILITY
Operating revenues	$3,620	$3,513	$3,232	$3,475
Operating income	494	505	696	619
Net income	253	265	339	264
Income available for common stock	249	262	335	261

2009
PG&E CORPORATION
Operating revenues	$3,539	$3,235	$3,194	$3,431
Operating income	523	607	656	513
Net income	277	321	392	244
Income available for common shareholders	273	318	388	241
Net earnings per common share, basic	0.72	0.84	1.03	0.65
Net earnings per common share, diluted	0.71	0.83	1.02	0.65
Common stock price per share:
High	45.79	41.97	39.11	41.06
Low	39.74	36.59	34.60	34.50
UTILITY
Operating revenues	$3,539	$3,235	$3,194	$3,431
Operating income	525	607	657	513
Net income	267	353	391	239
Income available for common stock	263	350	387	236

SCHEDULE I - CONDENSED FINANCIAL INFORMATION OF PARENT (Tables)	12 Months Ended
Dec. 31, 2010
Condensed Statements of Income

	Year Ended December 31,
	2010	2009	2008
Administrative service revenue	$53	$59	$119
Equity in earnings of subsidiaries	1,105	1,231	1,182
Operating expenses	(55)	(61)	(105)
Interest income	1	1	4
Interest expense	(35)	(43)	(30)
Other income (expense)	4	11	(46)

Income before income taxes	1,073	1,198	1,124
Income tax benefit	26	22	60

Income from continuing operations	1,099	1,220	1,184
Gain on disposal of NEGT	—	—	154

Income Available for Common Shareholders	$1,099	$1,220	$1,338

Weighted average common shares outstanding, basic	382	368	357

Weighted average common shares outstanding, diluted	392	386	358

Earnings per common share, basic	$2.86	$3.25	$3.64

Earnings per common share, diluted	$2.82	$3.20	$3.63

Condensed Balance Sheets

	Balance at December 31,
	2010	2009
ASSETS
Current Assets
Cash and cash equivalents	$240	$193
Advances to affiliates	25	20
Deferred income taxes	5	3
Income taxes receivable	1	9
Other current assets	—	5

Total current assets	271	230

Noncurrent Assets
Equipment	14	14
Accumulated depreciation	(14)	(13)

Net equipment	—	1
Investments in subsidiaries	11,618	10,935
Other investments	89	84
Deferred income taxes	116	32
Other	2	4

Total noncurrent assets	11,825	11,056

Total Assets	$12,096	$11,286

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable – related parties	$106	$32
Accounts payable – other	3	2
Long-term debt, classified as current	—	247
Income taxes payable	1	12
Other	213	199

Total current liabilities	323	492

Noncurrent Liabilities
Long-term debt	349	348
Income taxes payable	48	14
Other	94	99

Total noncurrent liabilities	491	461

Common Shareholders' Equity
Common stock	6,878	6,280
Reinvested earnings	4,606	4,213
Accumulated other comprehensive loss	(202)	(160)

Total common shareholders' equity	11,282	10,333

Total Liabilities and Shareholders' Equity	$12,096	$11,286

Condensed Statements of Cash Flows

	Year Ended December 31,
	2010	2009	2008
Cash Flows from Operating Activities:
Net income	$1,099	$1,220	$1,338
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	38	20	27
Equity in earnings of subsidiaries	(1,105)	(1,231)	(1,180)
Deferred income taxes and tax credits, net	19	—	—
Noncurrent income taxes receivable/payable	34	(9)	(108)
Current income taxes receivable/payable	(1)	148	46
Other	(50)	(13)	(150)

Net cash provided by (used in) operating activities	34	135	(27)

Cash Flows From Investing Activities:
Investment in subsidiaries	(340)	(721)	(275)
Dividends received from subsidiaries	716	624	596
Other	(4)	10	(12)

Net cash provided by (used in) investing activities	372	(87)	309

Cash Flows From Financing Activities(1):
Proceeds from issuance of long-term debt, net of discount and issuance costs of $2 in 2009	—	348	—
Common stock issued	303	219	225
Common stock dividends paid	(662)	(590)	(546)
Other	—	1	2

Net cash used in financing activities	(359)	(22)	(319)

Net change in cash and cash equivalents	47	26	(37)
Cash and cash equivalents at January 1	193	167	204

Cash and cash equivalents at December 31	$240	$193	$167

(1)	On January 15, 2010, PG&E Corporation paid a quarterly common stock dividend of $0.42 per share. On April 15, July 15, and October 15, 2010, PG&E Corporation paid quarterly common stock dividends of $0.455 per share.

SCHEDULE II - CONSOLIDATED VALUATION AND QUALIFYING ACCOUNTS (Tables)	12 Months Ended
Dec. 31, 2010
Consolidated Valuation and Qualifying Accounts

		Additions
Description	Balance at Beginning of Period	Charged to Costs and Expenses	Charged to Other Accounts	Deductions (3)	Balance at End of Period
Valuation and qualifying accounts deducted from assets:
2010:
Allowance for uncollectible accounts(1) (2)	$68	$56	$—	$43	$81

2009:
Allowance for uncollectible accounts(1) (2)	$76	$68	$—	$76	$68

2008:
Allowance for uncollectible accounts(1) (2)	$58	$68	$11	$61	$76

(1)	Allowance for uncollectible accounts is deducted from "Accounts receivable-Customers, net."
(2)	Allowance for uncollectible accounts does not include NEGT.
(3)	Deductions consist principally of write-offs, net of collections of receivables previously written off.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Narrative) (Details) (USD $)	12 Months Ended								12 Months Ended								12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2010 Hydroelectric Facility Licenses and Other Agreements [Member]	Dec. 31, 2009 Hydroelectric Facility Licenses and Other Agreements [Member]	Dec. 31, 2010 Residential and Commercial Retail Solar Energy Installations [Member]	Dec. 31, 2010 Lease Payments and Investment Contributions [Member]	Dec. 31, 2010 PERF [PG&E Energy Recovery Funding LLC] [Member]	Dec. 31, 2010 Utility [Member]	Dec. 31, 2009 Utility [Member]	Dec. 31, 2008 Utility [Member]	Dec. 31, 2015 Utility [Member]	Dec. 31, 2014 Utility [Member]	Dec. 31, 2013 Utility [Member]	Dec. 31, 2012 Utility [Member]	Dec. 31, 2011 Utility [Member]	Dec. 31, 2010 PGE Corporation And Utility [Member]
AFUDC interest recorded									$ 110,000,000	$ 95,000,000	$ 70,000,000
AFUDC equity recorded									50,000,000	44,000,000	44,000,000
Composite depreciation rate									3.38%	3.43%	3.38%
Expected life of capitalized software, minimum																	3
Expected life of capitalized software, maximum																	15
Capitalized software costs									580,000,000	562,000,000
Net of accumulated amortization									386,000,000	315,000,000
Accumulated amortization expense									94,000,000	37,000,000	73,000,000	120,000,000	120,000,000	120,000,000	120,000,000	120,000,000
Useful life, minimum				19
Useful life, maximum				40
Gross carrying amount				112,000,000	110,000,000
Accumulated amortization				44,000,000	40,000,000
Amortization expense									4,000,000	4,000,000	4,000,000
2011									3,000,000
2012									3,000,000
2013									3,000,000
2014									3,000,000
2015									3,000,000
Nuclear decommissioning obligation accrued									1,200,000,000	1,400,000,000
Estimated nuclear decommissioning cost									2,300,000,000	2,300,000,000
Approximate estimated nuclear decommissioning cost in future dollars									4,400,000,000	4,600,000,000
Loss on debt extinguishment	204,000,000	227,000,000
Percentage of ownership of subsidiaries that are included on federal tax return	80.00%
Amortization on loss on debt extinguishment	23,000,000	25,000,000	26,000,000
Utility's equity investment in PERF									100.00%
PERF Assets								897,000,000
PERF Liabilities								827,000,000
Payments made under Tax Equity Agreements						300,000,000	149,000,000
Possible additional payments in case ownership interests are liquidated						$ 41,000,000

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Property, Plant and Equipment) (Details) (USD $) In Millions	Dec. 31, 2010		Dec. 31, 2009
Construction work in progress	$ 1,384		$ 1,888
Electricity Generation Plant Non Nuclear [Member] | Utility [Member]
Gross Plant as of December 31	6,012	[1]	4,777
Accumulated depreciation	(1,404)	[1]	(1,279)
Net Plant as of December 31	4,608	[1]	3,498
Electric Distribution [Member] | Utility [Member]
Gross Plant as of December 31	20,991		19,924
Accumulated depreciation	(7,161)		(6,924)
Net Plant as of December 31	13,830		13,000
Electric Transmission [Member] | Utility [Member]
Gross Plant as of December 31	6,505		5,780
Accumulated depreciation	(1,829)		(1,751)
Net Plant as of December 31	4,676		4,029
Gas Distribution [Member] | Utility [Member]
Gross Plant as of December 31	7,443		7,069
Accumulated depreciation	(2,819)		(2,667)
Net Plant as of December 31	4,624		4,402
Gas Transportation and Storage [Member] | Utility [Member]
Gross Plant as of December 31	3,939		3,628
Accumulated depreciation	(1,613)		(1,554)
Net Plant as of December 31	2,326		2,074
Utility [Member]
Gross Plant as of December 31	46,274		43,066
Accumulated depreciation	(14,826)		(14,175)
Net Plant as of December 31	31,448		28,891
Construction work in progress	$ 1,384		$ 1,888

[1]	Balance includes nuclear fuel inventories. Stored nuclear fuel inventory is stated at weighted average cost. Nuclear fuel in the reactor is expensed as it is used based on the amount of energy output. (See Note 15 below.)

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Estimated Useful Lives) (Details)	12 Months Ended
Dec. 31, 2010
Electricity Generation Plant Non Nuclear [Member]
Estimated Useful Lives, minimum	4
Estimated Useful Lives, maximum	37
Electric Distribution [Member] | Utility [Member]
Estimated Useful Lives, minimum	16
Estimated Useful Lives, maximum	58
Electric Transmission [Member] | Utility [Member]
Estimated Useful Lives, minimum	40
Estimated Useful Lives, maximum	70
Gas Distribution [Member] | Utility [Member]
Estimated Useful Lives, minimum	24
Estimated Useful Lives, maximum	52
Gas Transportation and Storage [Member] | Utility [Member]
Estimated Useful Lives, minimum	25
Estimated Useful Lives, maximum	48

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (ARO Liability) (Details) (Utility [Member], USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
ARO liability at December 31	$ 1,593	$ 1,684
Revision in estimated cash flows	(23)	(129)
Accretion	93	98
Liabilities settled	(77)	(60)
ARO liability at December 31	$ 1,586	$ 1,593

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Accumulated Other Comprehensive Income) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Balance at December 31	$ (160)		$ (221)		$ 10
Unrecognized prior service cost	(29)	[1]	(1)	[1]	37	[1]
Unrecognized net gain (loss)	(110)	[2]	363	[2]	(1,583)	[2]
Unrecognized net transition obligation	15	[3]	15	[3]	15	[3]
Transfer to regulatory account	82	[4],[5]	(316)	[4],[5]	1,300	[4],[5]
Balance at December 31	(202)		(160)		(221)
Unrecognized prior service cost, tax benefit (expense)	20		1		(27)
Unrecognized net gain, income tax benefit (expense)	73		(216)		1,088
Unrecognized net transition obligation, income tax benefit (expense)	(11)		(11)		(11)
Transfer to regulatory account, income tax benefit (expense)	$ (57)		$ 218		$ (894)

[1]	Net of income tax benefit (expense) of $20 million, $1 million, $(27) million for December 31, 2010, 2009, and 2008, respectively.
[2]	Net of income tax benefit (expense) of $73 million, $(216) million, $1,088 million for December 31, 2010, 2009, and 2008, respectively.
[3]	Net of income tax benefit (expense) of $(11) million for December 31, 2010, 2009, and 2008.
[4]	Amounts transferred to the pension regulatory asset are probable of recovery from customers in future rates.
[5]	Net of income tax benefit (expense) of $(57) million, $218 million, $(894) million for December 31, 2010, 2009, and 2008, respectively.

REGULATORY ASSETS, LIABILITIES, AND BALANCING ACCOUNTS (Narrative) (Details) (Utility [Member], USD $)	Dec. 31, 2010	Dec. 31, 2009
Current regulatory assets	$ 599,000,000	$ 427,000,000
Unrealized losses price risk management derivative instruments period (years)		1
Deferred income taxes regulatory asset recovery minimum (years)	1
Deferred income taxes regulatory asset recovery maximum (years)	45
Utility retained generation asset costs	1,200,000,000
Weighted average remaining life of Utility retained generation assets (years)	13
Environmental compliance costs regulatory asset recovery (years)	32
Recovery of costs related to debt reacquired or redeemed prior to maturity (years)	16
Term of a terminated power purchase agreement (years)	30
Current regulatory liabilities	$ 81,000,000	$ 163,000,000
Period of time expected to receive authorized rate adjustments (months)	12
Period of time exceeded for regulatory balancing accounts to be recorded in other noncurrent assets (months)	12
Recovery of remediation costs, percentage		90.00%

REGULATORY ASSETS, LIABILITIES, AND BALANCING ACCOUNTS (Long-Term Regulatory Assets) (Details) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Long-term regulatory assets	$ 5,846	$ 5,522
Pension Benefits [Member]
Long-term regulatory assets	1,759	1,386
Deferred Income Taxes [Member]
Long-term regulatory assets	1,250	1,027
Energy Recovery Bonds [Member]
Long-term regulatory assets	735	1,124
Utility Retained Generation [Member]
Long-term regulatory assets	666	737
Environmental Compliance Costs [Member]
Long-term regulatory assets	450	408
Price Risk Management [Member]
Long-term regulatory assets	424	346
Unamortized Loss, Net of Gain, on Reacquired Debt [Member]
Long-term regulatory assets	181	203
Other Long-Term Regulatory Assets [Member]
Long-term regulatory assets	$ 381	$ 291

REGULATORY ASSETS, LIABILITIES, AND BALANCING ACCOUNTS (Long-Term Regulatory Liabilities) (Details) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Long-term regulatory liabilities	$ 4,525	$ 4,125
Cost Of Removal Obligation [Member]
Long-term regulatory liabilities	3,229	2,933
Recoveries In Excess Of ARO [Member]
Long-term regulatory liabilities	600	488
Public Purpose Programs [Member]
Long-term regulatory liabilities	573	508
Other Long-Term Regulatory Liabilities [Member]
Long-term regulatory liabilities	$ 123	$ 196

REGULATORY ASSETS, LIABILITIES, AND BALANCING ACCOUNTS (Regulatory Balancing Accounts) (Details) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Current regulatory balancing accounts, net	$ 849	$ 828
Utility Generation [Member]
Current regulatory balancing accounts, net	303	355
Public Purpose Programs [Member]
Current regulatory balancing accounts, net	164	83
Distribution Revenue Adjustment Mechanism [Member]
Current regulatory balancing accounts, net	145	152
Gas Fixed Cost [Member]
Current regulatory balancing accounts, net	56	93
Hazardous Substance [Member]
Current regulatory balancing accounts, net	38	30
Other Current Balancing Accounts [Member]
Current regulatory balancing accounts, net	$ 143	$ 115

DEBT (Long-Term Debt) (Narrative) (Details) (USD $)	12 Months Ended		12 Months Ended		12 Months Ended			12 Months Ended		0 Months Ended		0 Months Ended
	Dec. 31, 2010	Jun. 30, 2010	Dec. 31, 2010 Senior Notes 5.8% due March 2037 [Member]	Apr. 02, 2010 Senior Notes 5.8% due March 2037 [Member]	Dec. 31, 2010 Senior Notes 3.5% due October 2020 [Member]	Nov. 18, 2010 Senior Notes 3.5% due October 2020 [Member]	Sep. 15, 2010 Senior Notes 3.5% due October 2020 [Member]	Dec. 31, 2010 Senior Notes 5.40% due January 2040 [Member]	Nov. 18, 2010 Senior Notes 5.40% due January 2040 [Member]	Apr. 08, 2010 Series 2010 E, 2.25%, Due 2026 [Member]	Apr. 02, 2012 Series 2010 E, 2.25%, Due 2026 [Member]	Apr. 08, 2010 Pollution Control Bonds Series 2010E [Member]	Sep. 02, 2010 Pollution Control Bonds Series 2008 F [Member]	Sep. 02, 2010 Pollution Control Bonds Series 2008 G [Member]
Shares of common stock issued upon conversion	16,370,779	16,370,779
Principal amount debt converted	$ 247,000,000
Convertible Subordinate Notes stated interest rate	9.50%
Conversion price per share of common stock	15.09
Debt instrument, face amount				250,000,000		250,000,000	550,000,000		250,000,000
Repurchased principal amount of pollution control bonds										$ 50,000,000			$ 50,000,000	$ 45,000,000
Debt instrument, interest rate, stated percentage				5.80%			3.50%		5.40%	2.25%
Maturity date			Mar 1, 2037		Oct 1, 2020			Jan 15, 2040				Nov 1, 2026
Mandatory tender offer price on Pollution Control Bonds expressed as percentage of principal amount											100.00%

DEBT (Credit Facilities) (Narrative) (Details) (USD $)	0 Months Ended	12 Months Ended
	Jun. 08, 2010	Dec. 31, 2010	Dec. 31, 2010 PG&E Corporation [Member]	Dec. 31, 2010 Utility [Member]		Oct. 12, 2010 Utility [Member]	Jun. 08, 2010 Utility [Member]
Line of credit facility, unsecured, maximum borrowing capacity				$ 750,000,000	[1]		$ 750,000,000
Debt covenant ratio of total consolidated debt to total consolidated capitalization percentage		65.00%
Line of credit facility, covenant, common stock ownership		80.00%
Line of credit facility, covenant, voting securities ownership		70.00%
Portion of revolving credit facility used to replace floating rate senior notes							500,000,000
Floating Rate Senior Notes that matured		500,000,000
Commitment for swing line loans	75,000,000
Swingline loan repay term (days)			30
Commercial paper program, maximum borrowing capacity				1,750,000,000
Commercial paper average yield				0.51%
Commercial paper, maturities		365
Senior Notes, Current				$ 500,000,000		$ 250,000,000
Interest including LIBOR on credit facilities		Borrowings under the credit agreement (other than swingline loans) will bear interest based, at the Utility's election, at (1) London Interbank Offered Rate ("LIBOR") plus an applicable margin or (2) the base rate, which will equal the higher of the (i) administrative agent's announced base rate, (ii) 0.5% above the federal funds rate, or (iii) the one-month LIBOR plus an applicable margin. Interest is payable quarterly in arrears, or earlier for loans with shorter interest periods.
Interest rate for the Floating Rate Senior Notes		The interest rate for the Floating Rate Senior Notes is equal to the three-month LIBOR plus 0.58% and will reset quarterly beginning on January 11, 2011. At December 31, 2010, the interest rate on the Floating Rate Senior Notes was 0.87%. On January 11, 2011, the interest rate was reset to 0.88%.

[1]	Includes a $75 million commitment for swingline loans.

DEBT (Summary of Long-Term Debt) (Details) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2009 PG&E Corporation [Member] Subordinated Notes 9.50%, Due 2010 [Member]	Dec. 31, 2010 PG&E Corporation [Member] Senior Notes 5.75% due 2014 [Member]	Dec. 31, 2009 PG&E Corporation [Member] Senior Notes 5.75% due 2014 [Member]	Dec. 31, 2010 Senior Notes 4.20% Due 2011 [Member] Utility [Member]	Dec. 31, 2009 Senior Notes 4.20% Due 2011 [Member] Utility [Member]	Dec. 31, 2010 Senior Notes 6.25%, Due 2013 [Member] Utility [Member]	Dec. 31, 2009 Senior Notes 6.25%, Due 2013 [Member] Utility [Member]	Dec. 31, 2010 Senior Notes 4.80%, Due 2013 [Member] Utility [Member]	Dec. 31, 2009 Senior Notes 4.80%, Due 2013 [Member] Utility [Member]	Dec. 31, 2010 Senior Notes 5.625%, Due 2017 [Member] Utility [Member]	Dec. 31, 2009 Senior Notes 5.625%, Due 2017 [Member] Utility [Member]	Dec. 31, 2010 Senior Notes 8.25%, Due 2018 [Member] Utility [Member]	Dec. 31, 2009 Senior Notes 8.25%, Due 2018 [Member] Utility [Member]	Dec. 31, 2010 Senior Notes 3.50%, Due 2020 [Member] Utility [Member]	Dec. 31, 2010 Senior Notes 6.05%, Due 2034 [Member] Utility [Member]	Dec. 31, 2009 Senior Notes 6.05%, Due 2034 [Member] Utility [Member]	Dec. 31, 2010 Senior Notes 5.80%, Due 2037 [Member] Utility [Member]	Dec. 31, 2009 Senior Notes 5.80%, Due 2037 [Member] Utility [Member]	Dec. 31, 2010 Senior Notes 6.35%, Due 2038 [Member] Utility [Member]	Dec. 31, 2009 Senior Notes 6.35%, Due 2038 [Member] Utility [Member]	Dec. 31, 2010 Senior Notes 6.25%, Due 2039 [Member] Utility [Member]	Dec. 31, 2009 Senior Notes 6.25%, Due 2039 [Member] Utility [Member]	Dec. 31, 2010 Senior Notes 5.40%, Due 2040 [Member] Utility [Member]	Dec. 31, 2009 Senior Notes 5.40%, Due 2040 [Member] Utility [Member]	Dec. 31, 2010 Series 1996 C,E,F 1997B, variable rates, Due 2026 [Member] Utility [Member]		Dec. 31, 2009 Series 1996 C,E,F 1997B, variable rates, Due 2026 [Member] Utility [Member]		Dec. 31, 2010 Series 1996 A, 5.35%, Due 2016 [Member] Utility [Member]		Dec. 31, 2009 Series 1996 A, 5.35%, Due 2016 [Member] Utility [Member]		Dec. 31, 2010 Series 2004 A-D, 4.75%, Due 2023 [Member] Utility [Member]		Dec. 31, 2009 Series 2004 A-D, 4.75%, Due 2023 [Member] Utility [Member]		Dec. 31, 2009 Series 2008 G and F, 3.75%. Due 2018 and 2026 [Member] Utility [Member]		Dec. 31, 2010 Series 2009 A-D, variable rates, Due 2016 and 2026 [Member] Utility [Member]		Dec. 31, 2009 Series 2009 A-D, variable rates, Due 2016 and 2026 [Member] Utility [Member]		Dec. 31, 2010 Series 2010 E, 2.25%, Due 2026 [Member] Utility [Member]		Dec. 31, 2010 PG&E Corporation [Member]	Dec. 31, 2009 PG&E Corporation [Member]	Dec. 31, 2010 Utility [Member]	Oct. 12, 2010 Utility [Member]	Dec. 31, 2009 Utility [Member]
Convertible subordinated notes			$ 247
Less: current portion																																																(247)
Senior Notes				350	350	500	500	400	400	1,000	1,000	700	700	800	800	800	3,000	3,000	950	700	400	400	550	550	800	550																					349	348	9,348		8,565
Unamortized discount																																															(1)	(2)
Less: current portion																																																	(500)	(250)
Unamortized discount, net of premium																																																	(52)		(35)
Pollution control bond																											614	[1],[2]	614	[1],[2]	200	[3]	200	[3]	345	[3]	345	[3]	95	[4]	309	[5],[6]	309	[5],[6]	50	[7]
Less: current portion																																																	(309)		(95)
Total pollution control bonds																																																	1,209		1,468
Total long-term debt, net of current portion	$ 10,906	$ 10,381																																													$ 349	$ 348	$ 10,557		$ 10,033

[1]	At December 31, 2010, interest rates on these bonds and the related loans ranged from 0.26% to 0.31%.
[2]	Each series of these bonds is supported by a separate direct-pay letter of credit that expires on February 26, 2012. Although the stated maturity date is 2026, each series will remain outstanding only if the Utility extends or replaces the letter of credit related to the series or otherwise obtains a consent from the issuer to the continuation of the series without a credit facility.
[3]	The Utility has obtained credit support from insurance companies for these bonds.
[4]	These bonds bore interest at 3.75% per year through September 19, 2010, and were subject to mandatory tender on September 20, 2010. The Utility repurchased these bonds on September 20, 2010.
[5]	At December 31, 2010, interest rates on these bonds and the related loans ranged from 0.22% to 0.29%.
[6]	Each series of these bonds is supported by a separate direct-pay letter of credit that expires on October 29, 2011. The Utility may choose to provide a substitute letter of credit for any series of these bonds, subject to a rating requirement.
[7]	These bonds bear interest at 2.25% per year through April 1, 2012, are subject to mandatory tender on April 2, 2012, and may be remarketed in a fixed or variable rate mode.

DEBT (Summary of Long-Term Debt) (Parenthetical) (Details)	12 Months Ended
	Dec. 31, 2010 Series 1996 C,E,F 1997B, variable rates, Due 2026 [Member]	Dec. 31, 2010 Series 2008 G and F, 3.75%. Due 2018 and 2026 [Member]	Dec. 31, 2010 Series 2009 A-D, variable rates, Due 2016 and 2026 [Member]	Apr. 08, 2010 Series 2010 E, 2.25%, Due 2026 [Member]
Interest rate on bonds, minimum	0.26		0.22
Interest rate on bonds, maximum	0.31	3.75	0.29
Debt instrument, interest rate, stated percentage				2.25%

DEBT (Schedule of Principal Repayment Amounts) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2010		Dec. 31, 2009
Current portion	$ (809)		$ (342)
Total consolidated long-term debt	10,959
2011 [Member] | Utility [Member]
Fixed interest rate	4.20%
Variable interest rate	0.27%
Current portion	(809)
2011 [Member] | Utility [Member] | Fixed Rate Obligations [Member]
Fixed rate obligations	500
2011 [Member] | Utility [Member] | Variable Rate Obligations [Member]
Variable rate obligations	309	[1]
2012 [Member]
Total consolidated long-term debt	664
2012 [Member] | Utility [Member]
Fixed interest rate	2.25%
Variable interest rate	0.28%
2012 [Member] | Utility [Member] | Fixed Rate Obligations [Member]
Fixed rate obligations	50	[2]
2012 [Member] | Utility [Member] | Variable Rate Obligations [Member]
Variable rate obligations	614	[3]
2013 [Member]
Total consolidated long-term debt	400
2013 [Member] | Utility [Member]
Fixed interest rate	6.25%
2013 [Member] | Utility [Member] | Fixed Rate Obligations [Member]
Fixed rate obligations	400
PG&E Corporation [Member] | 2014 [Member] | Fixed Rate Obligations [Member]
Fixed interest rate	5.75%
Fixed rate obligations	350
2014 [Member]
Total consolidated long-term debt	1,350
2014 [Member] | Utility [Member]
Fixed interest rate	4.80%
2014 [Member] | Utility [Member] | Fixed Rate Obligations [Member]
Fixed rate obligations	1,000
Thereafter [Member]
Total consolidated long-term debt	8,545
Thereafter [Member] | Utility [Member]
Fixed interest rate	5.85%
Thereafter [Member] | Utility [Member] | Fixed Rate Obligations [Member]
Fixed rate obligations	8,545
PG&E Corporation [Member] | Fixed Rate Obligations [Member]
Fixed interest rate	5.75%
Fixed rate obligations	350
Utility [Member] | Fixed Rate Obligations [Member]
Fixed rate obligations	10,495
Utility [Member] | Variable Rate Obligations [Member]
Variable rate obligations	923
PG&E Corporation [Member]
Current portion			(247)
Utility [Member]
Fixed interest rate	5.67%
Variable interest rate	0.28%
Current portion	$ (809)

[1]	These bonds, due from 2016 through 2026, are backed by direct-pay letters of credit that expire on October 29, 2011. The bonds will be subject to a mandatory redemption unless the letter of credit is extended or replaced or the issuer consents to the continuation of these series without a credit facility. Accordingly, the bonds have been classified for repayment purposes in 2011.
[2]	These bonds, due in 2026, are subject to mandatory tender on April 2, 2012 and may be remarketed in a fixed or variable rate mode. Accordingly, the bonds have been classified for repayment purposes in 2012.
[3]	These bonds, due in 2026, are backed by direct-pay letters of credit that expire on February 26, 2012. The bonds will be subject to a mandatory redemption unless the letters of credit are extended or replaced. Accordingly, the bonds have been classified for repayment purposes in 2012.

DEBT (Schedule of Principal Repayment Amounts) (Parenthetical) (Details)	12 Months Ended
Dec. 31, 2010
Utility [Member] | Variable Rate Obligations [Member]
Letter of credit, expiration date	October 29, 2011
2012 [Member]
Mandatory tender offer date	April 2, 2012
2012 [Member] | Utility [Member]
Mandatory tender offer date	February 26, 2012

DEBT (Summary of Short-Term Borrowing) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010		Jun. 08, 2010
Credit Facilities [Member]
Line of Credit Facility, Maximum Borrowing Capacity	$ 2,877
Letters of credit, amount outstanding	329
Commercial paper backup	603
Line of Credit Facility, Remaining Borrowing Capacity	1,945
PG&E Corporation [Member]
Line of Credit Facility, Maximum Borrowing Capacity	187	[1]
Commercial paper backup
Line of Credit Facility, Remaining Borrowing Capacity	187
Utility [Member]
Line of Credit Facility, Maximum Borrowing Capacity	1,940	[2]
Line of credit facility, unsecured, maximum borrowing capacity	750	[3]	750
Letters of credit, amount outstanding	329
Commercial paper backup	603
Line of Credit Facility, Remaining Borrowing Capacity	1,008
Line of credit facility, unsecured, remaining borrowing capacity	$ 750

[1]	Includes a $87 million sublimit for letters of credit and a $100 million commitment for "swingline" loans, defined as loans that are made available on a same-day basis and are repayable in full within 30 days.
[2]	Includes a $921 million sublimit for letters of credit and a $200 million commitment for swingline loans.
[3]	Includes a $75 million commitment for swingline loans.

DEBT (Summary of Short-Term Borrowing) (Parenthetical) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2010
PG&E Corporation [Member]
Letters of credit, sublimit	$ 87
Swingline loans, sublimit	100
Swingline loan repay term (days)	30
Utility [Member]
Letters of credit, sublimit	921
Swingline loans, sublimit	200
Swingline loans, sublimit, unsecured	$ 75

ENERGY RECOVERY BONDS (Narrative) (Details) (USD $)	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2005	Dec. 31, 2010 First Series of ERBs [Member]	Dec. 31, 2010 Second Series of ERBs [Member]	Dec. 31, 2010 Energy Recovery Bonds [Member]	Dec. 31, 2009 Energy Recovery Bonds [Member]
Energy recovery bonds issued to refinance a regulatory asset			$ 2,700,000,000
Debt Instrument, Issuance Date				February 10, 2005	November 9, 2005
Energy recovery bond	$ 423,000,000	$ 827,000,000		$ 1,900,000,000	$ 844,000,000	$ 827,000,000	$ 1,200,000,000
Maturity date range, start				September 25, 2006	June 25, 2009
Maturity date range, end				December 25, 2012	December 25, 2012
Interest rate, minimum				4.37%	5.03%
Interest rate, maximum				4.47%	5.12%

ENERGY RECOVERY BONDS (Schedule of Payment on Energy Bonds) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2012 Energy Recovery Bonds [Member]	Dec. 31, 2011 Energy Recovery Bonds [Member]	Dec. 31, 2010 Energy Recovery Bonds [Member]	Dec. 31, 2009 Energy Recovery Bonds [Member]
Average fixed interest rate			4.66%	4.59%	4.63%
2011				$ 404
2012			423
Energy recovery bond	$ 423	$ 827			$ 827	$ 1,200

COMMON STOCK AND SHARE-BASED COMPENSATION (Stocks and Dividends) (Narrative) (Details) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 15, 2010	Nov. 04, 2010	Jun. 30, 2010	Dec. 31, 2009	Dec. 31, 2008
Common stock, shares outstanding	395,227,205				371,272,457
Stock Granted During Period, Shares, Share-based Compensation	475,880
Common stock issued from exercise of employee stock options	5,105,505
Shares of common stock issued upon conversion	16,370,779			16,370,779
Debt conversion amount	$ 247,000,000
Equity distribution agreement, amount	110,000,000		400,000,000
Equity distribution agreement, shares issued	2,357,796
Fees and commissions	1,000,000
Debt covenant ratio of total consolidated debt to total consolidated capitalization percentage	65.00%
Retained earnings	4,606,000,000				4,213,000,000
Dividends Payable, Amount Per Share		$ 0.455
Dividends payable, amount		183,000,000			157,000,000	143,000,000
Utility [Member]
Net assets as equity	52.00%
Retained earnings	5,300,000,000
Net restricted assets for equity	$ 9,700,000,000

COMMON STOCK AND SHARE-BASED COMPENSATION (Long-Term Incentive Plan) (Details) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Number of shares issued for LTIP, maximum	12,000,000
Shares available for LTIP award	7,856,348
Options and restricted stock, estimates forfeitures rate	2.50%
Performance shares, estimated forfeitures rate	2.00%
Total Compensation Expense (before tax)	$ 56	$ 57	$ 57
Total Compensation Expense (after tax)	33	34	34
Stock Options [Member]
Total Compensation Expense (before tax)			2
Restricted Stock [Member]
Total Compensation Expense (before tax)	14	9	22
Restricted Stock Units [Member]
Total Compensation Expense (before tax)	9	11
Performance Shares, Liability Awards [Member]
Total Compensation Expense (before tax)	22	37	33
Performance Shares, Equity Awards [Member]
Total Compensation Expense (before tax)	$ 11

COMMON STOCK AND SHARE-BASED COMPENSATION (Stock Options, Value) (Narrative) (Details)	12 Months Ended
Dec. 31, 2010
Stock options, term in years	10
Vesting term for stock options, years	four

COMMON STOCK AND SHARE-BASED COMPENSATION (Stock Options, Intrinsic) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Intrinsic value of options exercised	$ 15	$ 18	$ 13
Tax benefit from stock options exercised	$ 0.5	$ 6	$ 4

COMMON STOCK AND SHARE-BASED COMPENSATION (Stock Options, Activity) (Details) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
Dec. 31, 2010
Outstanding Beginning Balance, shares	1,975,341
Shares Granted	1,742
Shares Exercised	(605,585)
Shares Forfeited or Expired	(1,587)
Outstanding at December 31, shares	1,369,911
Shares expected to vest at December 31	21,401
Shares exercisable at December 31	1,348,510
Outstanding Beginning Balance, Weighted Average Exercise Price	$ 23.99
Granted, Weighted Average Exercise Price	$ 42.97
Exercised, Weighted Average Exercise Price	$ 22.67
Forfeited, Weighted Average Exercise Price	$ 30.13
Outstanding at December 31, Weighted Average Exercise Price	$ 25.16
Expected to vest at December 31, Weighted Average Exercise Price	$ 37.77
Exercisable at December 31, Weighted Average Exercise Price	$ 24.96
Outstanding at December 31, Weighted Average Remaining Contractual Term	2.76
Expected to vest at December 31, Weighted Average Remaining Contractual Term	7.89
Exercisable at December 31, Weighted Average Remaining Contractual Term	2.68
Outstanding at December 31, Aggregate Intrinsic Value	$ 31,068,628
Expected to vest at December 31, Aggregate Intrinsic Value	215,584
Exercisable at December 31, Aggregate Intrinsic Value	30,853,045
Total unrecognized compensation cost, less than	$ 1

COMMON STOCK AND SHARE-BASED COMPENSATION (Restricted Stock) (Details) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Restricted stock awarded	10,540
Restricted stock terms, percentage of shares to vest	60.00%
Restricted stock terms, vesting period	three
Restricted stock terms, vesting period, rate	20.00%
Restricted stock terms, percentage of shares to vest, remaining percentage	40.00%
Total fair value	$ 8	$ 24	$ 19
Nonvested beginning balance, restricted stock shares	670,552
Granted, restricted stock shares	10,540
Vested, restricted stock shares	(189,976)
Forfeited, restricted stock shares	(15,236)
Nonvested ending balance, restricted stock shares	475,880	670,552
Nonvested beginning balance, weighted average grant date fair value	$ 41.11
Granted, weighted average grant date fair value	$ 42.97	$ 35.53	$ 37.91
Vested, weighted average grant date fair value	$ 41.7
Forfeited, weighted average grant date fair value	$ 42.52
Nonvested ending balance, weighted average grant date fair value	$ 40.87	$ 41.11
Total unrecognized compensation cost	$ 1

COMMON STOCK AND SHARE-BASED COMPENSATION (Restricted Stock Units) (Details) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Restricted stock units terms, percentage of shares to vest	20.00%
Restricted stock units terms, percentage of shares to vest, remaining percentage	40.00%
Weighted average grant-date fair value of RSU's	$ 42.97	$ 35.53
Total fair value	$ 5	$ 1
Total unrecognized compensation costs	$ 21
Remaining weighted average period, Years	2.7
Nonvested Beginning at January 1	664,992
Shares granted	640,060
Shares vested	(125,651)
Shares forfeited	(25,005)
Nonvested Ending at December 31	1,154,396	664,992
Outstanding beginning balance, weighted average exercise price	$ 35.78
Granted, weighted average exercise price	$ 42.97
Vested, weighted average exercise price	$ 35.6
Forfeited, weighted average exercise price	$ 37.61
Outstanding ending balance, weighted average exercise price	$ 39.74	$ 35.78

COMMON STOCK AND SHARE-BASED COMPENSATION (Performance Shares) (Details) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Stock issued during period, shares, performance share award gross	605,275
Performance period for vesting of performance shares	3
Employee service share based compensation nonvested performance shares total compensation cost not yet recognized	$ 10
Weighted-average period	1.22
Accrued performance share liability	68	63
Performance shares, total intrinsic value	$ 17	$ 21	$ 7
Performance Shares, Equity Awards [Member]
Shares granted	616,990
Shares forfeited	(7,020)
Nonvested at December 31	609,970
Granted, weighted average exercise price	$ 35.6
Forfeited, weighted average exercise price	$ 35.6
Outstanding at December 31, weighted average exercise price	$ 35.6
Performance Shares, Liability Awards [Member]
Nonvested at January 1	1,547,598
Shares vested	(387,019)
Shares forfeited	(23,089)
Nonvested at December 31	1,137,490
Outstanding beginning balance, weighted average exercise price	$ 55.98
Vested, weighted average exercise price	$ 43.06
Forfeited, weighted average exercise price	$ 56.18
Outstanding at December 31, weighted average exercise price	$ 60.37

PREFERRED STOCK (Narrative) (Details) (USD $) In Millions, except Share data	0 Months Ended	12 Months Ended
	Dec. 15, 2010	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
$25 Par Value [Member] | Utility [Member]
Preferred stock, par value		$ 25
Preferred stock, shares issued		75,000,000
$100 Par Value [Member] | PGE Corporation [Member]
Preferred stock, shares authorized		5,000,000
Preferred stock, par value		$ 100
$100 Par Value [Member] | Utility [Member]
Preferred stock, shares authorized		10,000,000
Preferred stock, par value		$ 100
Utility [Member] | Nonredeemable Preferred Stock [Member]
Preferred stock, shares authorized		5,784,825
Preferred stock, par value		$ 25
Preferred stock dividends per share, low range		$ 1.25
Preferred stock dividends per share, high range		$ 1.5
Utility [Member] | Redeemable Preferred Stock [Member]
Preferred stock dividends per share, low range		$ 1.09
Preferred stock dividends per share, high range		$ 1.25
No Par Value [Member] | PGE Corporation [Member]
Preferred stock, shares authorized		80,000,000
Utility [Member]
Preferred Stock Dividends		$ 14	$ 14	$ 14
Dividends, Preferred Stock	$ 4

PREFERRED STOCK (Summary of Issued and Outstanding Preferred Stock) (Details) (USD $) In Millions, except Share data	Dec. 31, 2010	Dec. 31, 2009
Total Preferred Stock
Preferred Stock [Member]
Redemption Price
Total Preferred Stock	258
$25 Par Value [Member] | Nonredeemable Preferred Stock [Member] | 5.50% Series [Member]
Shares Outstanding	1,173,163
Redemption Price
Nonredeemable preferred stock, value	30
$25 Par Value [Member] | Nonredeemable Preferred Stock [Member] | 6.00% Series [Member]
Shares Outstanding	4,211,662
Redemption Price
Nonredeemable preferred stock, value	105
$25 Par Value [Member] | Nonredeemable Preferred Stock [Member] | 5.00% Series [Member]
Shares Outstanding	400,000
Redemption Price
Nonredeemable preferred stock, value	10
Nonredeemable Preferred Stock [Member]
Shares Outstanding	5,784,825
Redemption Price
Nonredeemable preferred stock, value	145
$25 Par Value [Member] | Redeemable Preferred Stock [Member] | 4.36% Series [Member]
Shares Outstanding	418,291
Redemption Price	$ 25.75
Redeemable preferred stock, value	11
$25 Par Value [Member] | Redeemable Preferred Stock [Member] | 4.50% Series [Member]
Shares Outstanding	611,142
Redemption Price	$ 26
Redeemable preferred stock, value	15
$25 Par Value [Member] | Redeemable Preferred Stock [Member] | 4.80% Series [Member]
Shares Outstanding	793,031
Redemption Price	$ 27.25
Redeemable preferred stock, value	20
$25 Par Value [Member] | Redeemable Preferred Stock [Member] | 5.00% Series [Member]
Shares Outstanding	1,778,172
Redemption Price	$ 26.75
Redeemable preferred stock, value	44
$25 Par Value [Member] | Redeemable Preferred Stock [Member] | 5.00% Series A [Member]
Shares Outstanding	934,322
Redemption Price	$ 26.75
Redeemable preferred stock, value	23
Redeemable Preferred Stock [Member]
Shares Outstanding	4,534,958
Redemption Price
Redeemable preferred stock, value	$ 113

EARNINGS PER SHARE (Basic EPS) (Details) (USD $) In Millions, except Per Share data	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Income available for common shareholders	$ 1,099		$ 1,220		$ 1,338
Weighted average common shares outstanding, basic	382		368		357
Total	$ 2.86		$ 3.25		$ 3.64
Earnings Per Share, Basic [Member]
Income available for common shareholders	1,099		1,220		1,338
Less: distributed earnings to common shareholders	706		621		560
Undistributed earnings	393		599		778
Less: undistributed earnings from discontinued operations					154
Undistributed earnings from continuing operations	393		599		624
Distributed earnings to common shareholders	706		621		560
Undistributed earnings allocated to common shareholders - continuing operations	385		573		592
Undistributed earnings allocated to common shareholders - discontinued operations					146
Total common shareholders earnings	$ 1,091		$ 1,194		$ 1,298
Weighted average common shares outstanding, basic	382		368		357
Convertible subordinated notes	8		17		19
Weighted average common shares outstanding and participating securities, basic	390		385		376
Distributed earnings, basic	$ 1.85	[1]	$ 1.69	[1]	$ 1.57	[1]
Undistributed earnings - continuing operations, basic	$ 1.01		$ 1.56		$ 1.66
Undistributed earnings - discontinued operations, basic					$ 0.41
Total	$ 2.86		$ 3.25		$ 3.64

[1]	Distributed earnings, basic may differ from actual per share amounts paid as dividends, as the EPS computation under GAAP requires the use of the weighted average, rather than the actual, number of shares outstanding.

EARNINGS PER SHARE (Diluted EPS) (Details) (USD $) In Millions, except Per Share data	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Weighted average common shares outstanding, basic	382	368	357
Weighted average common shares outstanding, diluted	392	386	358
Total earnings per common share, diluted	$ 2.82	$ 3.2	$ 3.63
Earnings Per Share, Diluted [Member]
Income available for common shareholders	$ 1,099	$ 1,220	$ 1,338
Less: distributed earnings to common shareholders			560
Undistributed earnings			778
Less: undistributed earnings from discontinued operations			154
Undistributed earnings from continuing operations			624
Distributed earnings to common shareholders			560
Undistributed earnings allocated to common shareholders - continuing operations			593
Undistributed earnings allocated to common shareholders - discontinued operations			146
Total common shareholders earnings			1,299
Interest expense on convertible subordinated notes, net of tax	8	15
Unrealized loss on embedded derivative net of tax		2
Income available for common shareholders and assumed conversion	$ 1,107	$ 1,237
Weighted average common shares outstanding, basic	382	368	357
Convertible subordinated notes	8	17	19
Weighted average common shares outstanding and participating securities, basic			376
Employee share-based compensation	2	1	1
Weighted average common shares outstanding, diluted	392	386	358
Weighted average common shares outstanding and participating securities, diluted			377
Distributed earnings, diluted			$ 1.56
Undistributed earnings - continuing operations, diluted			$ 1.66
Undistributed earnings - discontinued operations, diluted			$ 0.41
Total earnings per common share, diluted	$ 2.82	$ 3.2	$ 3.63

INCOME TAXES (Narrative) (Details) (USD $) In Millions	12 Months Ended		12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2010 1998-1999 IRS Settlement [Member] California Benefits [Member]	Dec. 31, 2010 1998-1999 IRS Settlement [Member]	Dec. 31, 2010 California Benefits [Member]	Dec. 31, 2010 2001-2004 IRS Settlement [Member]	Dec. 31, 2010 2001-2004 IRS Settlement [Member]	Dec. 31, 2010 PG&E Corporation [Member]	Dec. 31, 2009 PG&E Corporation [Member]	Dec. 31, 2008 PG&E Corporation [Member]	Dec. 31, 2010 Utility [Member]	Dec. 31, 2009 Utility [Member]	Dec. 31, 2008 Utility [Member]	Dec. 31, 2010 PGE Corporation And Utility [Member]
Unrecognized tax benefits that would impact effective tax rate														$ 39
Unrecognized tax benefits, income tax penalties and interest expense								3	19	24	3	14	11
Unrecognized tax benefits, income tax penalties and interest accrued								8	11		8	12
Expense reversal on previous benefit from the Medicare subsidy	19
Reduction to income tax expense	25
IRS settlements			10	56	12	154	2
Proceeds from income tax refunds	605
Capital loss carryforwards	24	25
Capital loss carry forwards expiration amount	9
Operating loss carryforwards	540
Tax credit carryforward, amount	45
Capital loss carry forwards expiration date	December 31, 2011
Loss carry forwards related to charitable contributions	46
Tax benefit from employee stock plans	$ 9

INCOME TAXES (Schedule of Income Tax Provision) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
PG&E Corporation [Member]
Current federal	$ (12)	$ (747)	$ (268)
Current state	130	(41)	33
Deferred federal	525	1,161	604
Deferred state	(91)	92	62
Tax credits, net	(5)	(5)	(6)
Income tax provision	547	460	425
Utility [Member]
Current federal	(54)	(696)	(188)
Current state	134	(45)	24
Deferred federal	589	1,139	596
Deferred state	(90)	89	62
Tax credits, net	(5)	(5)	(6)
Income tax provision	$ 574	$ 482	$ 488

INCOME TAXES (Schedule of Deferred Income Tax Liabilities) (Details) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
PG&E Corporation [Member]
Reserve for damages	$ 222	$ 138
Environmental reserve	242	227
Compensation	345	338
Net operating loss carry forward	327
Other	207	184
Total deferred income tax assets	1,343	887
Regulatory balancing accounts	1,116	1,340
Property related basis differences	5,236	4,036
Income tax regulatory asset	509	418
Other	142	157
Total deferred income tax liabilities	7,003	5,951
Included in current liabilities	113	332
Included in noncurrent liabilities	5,547	4,732
Total net deferred income tax liabilities	5,660	5,064
Utility [Member]
Reserve for damages	222	138
Environmental reserve	242	227
Compensation	305	304
Net operating loss carry forward	270
Other	178	180
Total deferred income tax assets	1,217	849
Regulatory balancing accounts	1,116	1,340
Property related basis differences	5,234	4,032
Income tax regulatory asset	509	418
Other	135	157
Total deferred income tax liabilities	6,994	5,947
Included in current liabilities	118	334
Included in noncurrent liabilities	5,659	4,764
Total net deferred income tax liabilities	$ 5,777	$ 5,098

INCOME TAXES (Schedule of Differences Between Income Taxes) (Details)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
PG&E Corporation [Member]
Federal Statutory Income Tax Rate	35.00%	35.00%	35.00%
State income tax (net of federal benefit)	0.70%	1.60%	3.10%
Effect of regulatory treatment of fixed asset differences	(3.10%)	(2.70%)	(3.20%)
Tax credits	(0.40%)	(0.50%)	(0.50%)
IRS audit settlements	0.10%	(4.50%)	(7.10%)
Other, net	0.90%	(1.50%)	(0.90%)
Effective Tax Rate	33.20%	27.40%	26.40%
Utility [Member]
Federal Statutory Income Tax Rate	35.00%	35.00%	35.00%
State income tax (net of federal benefit)	1.00%	1.40%	3.30%
Effect of regulatory treatment of fixed asset differences	(3.00%)	(2.60%)	(3.10%)
Tax credits	(0.40%)	(0.50%)	(0.50%)
IRS audit settlements	(0.20%)	(4.20%)	(4.10%)
Other, net	1.50%	(1.30%)	(1.70%)
Effective Tax Rate	33.90%	27.80%	28.90%

INCOME TAXES (Schedule of the Changes in Unrecognized Tax Benefits) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
PG&E Corporation [Member]
Balance at beginning of year	$ 673	$ 75	$ 209
Additions for tax position taken during the prior year	27	4
Additions of tax position taken during the current year	89	624	43
Settlements	(55)	(27)	(177)
Reductions for tax position taken during a prior year	(20)	(3)
Balance at end of year	714	673	75
Utility [Member]
Balance at beginning of year	652	37	94
Additions for tax position taken during the prior year	27	4
Additions of tax position taken during the current year	87	623	20
Settlements	(54)	(12)	(77)
Balance at end of year	$ 712	$ 652	$ 37

DERIVATIVES AND HEDGING ACTIVITIES (Outstanding Derivative Contracts) (Parenthetical) (Details)	Dec. 31, 2010
Derivatives expiration, lower	2016
Derivatives expiration, higher	2022

DERIVATIVES AND HEDGING ACTIVITIES (Outstanding Derivative Contracts) (Details)	Dec. 31, 2010
Options Held [Member] | Natural Gas [Member]
Less Than 1 Year	270,509,308	[1]
Greater Than 1 Year but Less Than 3 Years	176,150,000	[1]
Options Held [Member] | Electricity [Member]
Less Than 1 Year	415,450	[1]
Greater Than 3 Years but Less Than 5 Years	264,096	[1]
Greater Than 5 Years	396,396	[1],[2]
Forwards Futures Swaps [Member] | Natural Gas [Member]
Less Than 1 Year	427,176,587	[1],[3],[4]
Greater Than 1 Year but Less Than 3 Years	308,712,558	[1],[3],[4]
Forwards Futures Swaps [Member] | Electricity [Member]
Less Than 1 Year	5,690,441	[1]
Greater Than 1 Year but Less Than 3 Years	6,969,024	[1]
Greater Than 3 Years but Less Than 5 Years	3,673,512	[1]
Greater Than 5 Years	4,826,640	[1],[2]
Congestion Revenue Rights [Member] | Electricity [Member]
Less Than 1 Year	74,313,524	[1]
Greater Than 1 Year but Less Than 3 Years	72,070,789	[1]
Greater Than 3 Years but Less Than 5 Years	71,997,921	[1]
Greater Than 5 Years	96,986,809	[1],[2]

[1]	Amounts shown reflect the total gross derivative volumes by commodity type that are expected to settle in each time period.
[2]	Derivatives in this category expire between 2016 and 2022.
[3]	Amounts shown are for the combined positions of the electric and core gas portfolios.
[4]	Million British Thermal Units.

DERIVATIVES AND HEDGING ACTIVITIES (Outstanding Derivative Balances) (Details) (USD $) In Millions	Dec. 31, 2010		Dec. 31, 2009
PGE Corporation And Utility [Member] | Current Assets [Member] | Total Commodity Risk [Member]
Gross Derivative Balance	$ 56	[1]	$ 76	[1]
Netting	(45)	[2]	(12)	[2]
Cash Collateral	79	[2]	77	[2]
Total Derivative Balances	90		141
PGE Corporation And Utility [Member] | Other Noncurrent Assets [Member] | Total Commodity Risk [Member]
Gross Derivative Balance	77	[1]	64	[1]
Netting	(62)	[2]	(44)	[2]
Cash Collateral	96	[2]	13	[2]
Total Derivative Balances	111		33
PGE Corporation And Utility [Member] | Current Liabilities [Member] | Total Commodity Risk [Member]
Gross Derivative Balance	(388)	[1]	(231)	[1]
Netting	45	[2]	12	[2]
Cash Collateral	119	[2]	54	[2]
Total Derivative Balances	(224)		(165)
Current Liabilities [Member] | PGE Corporation [Member] | Other Risk Instruments [Member]
Gross Derivative Balance			(13)	[1],[3]
Total Derivative Balances			(13)	[3]
PGE Corporation And Utility [Member] | Other Noncurrent Liabilities [Member] | Total Commodity Risk [Member]
Gross Derivative Balance	(486)	[1]	(390)	[1]
Netting	62	[2]	44	[2]
Cash Collateral	130	[2]	44	[2]
Total Derivative Balances	(294)		(302)
PGE Corporation And Utility [Member] | Total Commodity Risk [Member]
Gross Derivative Balance	(741)	[1]	(481)	[1]
Cash Collateral	424	[2]	188	[2]
Total Derivative Balances	(317)		(293)
PGE Corporation [Member] | Total Derivatives [Member]
Gross Derivative Balance			(494)	[1],[3]
Cash Collateral			188	[2],[3]
Total Derivative Balances			$ (306)	[3]

[1]	See Note 11 of the Notes to the Consolidated Financial Statements for a discussion of the valuation techniques used to calculate the fair value of these instruments.
[2]	Positions, by counterparty, are netted where the intent and legal right to offset exist in accordance with master netting agreements.
[3]	This category relates to the dividend participation rights of PG&E Corporation's Convertible Subordinated Notes, which were converted to PG&E Corporation common stock in 2010.

DERIVATIVES AND HEDGING ACTIVITIES (Gains and Losses on Derivative Instruments) (Details) (PGE Corporation And Utility [Member], USD $) In Millions	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009
Unrealized gain/(loss) - regulatory assets and liabilities	$ (260)	[1]	$ 15	[1]
Total commodity risk instruments	(912)		(740)
Natural Gas [Member]
Realized gain/(loss) - cost of natural gas	(79)	[2]	(54)	[2]
Electricity [Member]
Realized gain loss on cost of electricity	$ (573)	[2]	$ (701)	[2]

[1]	Unrealized gains and losses on commodity risk-related derivative instruments are recorded to regulatory assets or liabilities rather than being recorded to the Consolidated Statements of Income. These amounts exclude the impact of cash collateral postings.
[2]	These amounts are fully passed through to customers in rates. Accordingly, net income was not impacted by realized amounts on these instruments.

DERIVATIVES AND HEDGING ACTIVITIES (Cash Collateral Required) (Details) (USD $) In Millions	Dec. 31, 2010
Derivatives in a liability position with credit-risk-related contingencies that are not fully collateralized	$ (518)
Related derivatives in an asset position
Collateral posting in the normal course of business related to these derivatives	7
Net position of derivative contracts/additional collateral posting requirements	$ (511) [1]

[1]	This calculation excludes the impact of closed but unpaid positions, as their settlement is not impacted by any of the Utility's credit risk-related contingencies.

FAIR VALUE MEASUREMENTS (Narrative) (Details) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Decommissioning trust assets amount	$ 2,000,000,000	$ 1,900,000,000
Interest and dividends earned on the investments	62,000,000	63,000,000
Unrealized gain (loss) on investments	$ 6,000,000	$ 8,000,000

FAIR VALUE MEASUREMENTS (Assets and Liabilities Measured at Fair Value) (Details) (USD $) In Millions	Dec. 31, 2010		Dec. 31, 2009
Nuclear Decommissioning Trusts [Member] | Fair Value, Inputs, Level 1 [Member]
U.S. equity securities	$ 1,029	[1]	$ 762	[1]
Non-U.S. equity securities	349		344
U.S. government and agency securities	584		653
Municipal securities			1
Total assets	1,962	[2]	1,760	[3]
Nuclear Decommissioning Trusts [Member] | Fair Value, Inputs, Level 2 [Member]
U.S. equity securities	7	[1]	6	[1]
U.S. government and agency securities	40		51
Municipal securities	119		89
Other fixed income securities	66		108
Total assets	232	[2]	254	[3]
Nuclear Decommissioning Trusts [Member] | Estimate of Fair Value, Fair Value Disclosure [Member]
U.S. equity securities	1,036	[1]	768	[1]
Non-U.S. equity securities	349		344
U.S. government and agency securities	624		704
Municipal securities	119		90
Other fixed income securities	66		108
Total assets	2,194	[2]	2,014	[3]
Price Risk Management Instruments [Member] | Fair Value, Inputs, Level 1 [Member]
Total assets	133
Electric	130	[4]
Gas	3	[5]
Electric			2	[6]
Gas			1	[7]
Total liabilities			3
Price Risk Management Instruments [Member] | Fair Value, Inputs, Level 2 [Member]
Electric	5	[8]	73	[6]
Gas	1	[9]
Total liabilities	6		73
Price Risk Management Instruments [Member] | Fair Value, Inputs, Level 3 [Member]
Electric	403	[8]	157	[6]
Gas	41	[9]	60	[7]
Total liabilities	444		217
Price Risk Management Instruments [Member] | Estimate of Fair Value, Fair Value Disclosure [Member]
Total assets	133
Electric	130	[4]
Gas	3	[5]
Electric	408	[8]	232	[6]
Gas	42	[9]	61	[7]
Total liabilities	450		293
Rabbi Trusts [Member] | Fair Value, Inputs, Level 1 [Member]
Equity securities			21
Life insurance contracts			60
Total assets			81
Rabbi Trusts [Member] | Fair Value, Inputs, Level 2 [Member]
Other fixed income securities	24
Life insurance contracts	65
Total assets	89
Rabbi Trusts [Member] | Estimate of Fair Value, Fair Value Disclosure [Member]
Equity securities			21
Other fixed income securities	24
Life insurance contracts	65		60
Total assets	89		81
Long Term Disability Trust [Member] | Fair Value, Inputs, Level 1 [Member]
U.S. equity securities	11	[1]	52	[1]
Total assets	11		52
Long Term Disability Trust [Member] | Fair Value, Inputs, Level 2 [Member]
U.S. equity securities	24	[1]	23	[1]
Total assets	174		136
Corporate debt securities	150	[1]	113	[1]
Long Term Disability Trust [Member] | Estimate of Fair Value, Fair Value Disclosure [Member]
U.S. equity securities	35	[1]	75	[1]
Total assets	185		188
Corporate debt securities	150	[1]	113	[1]
Fair Value, Inputs, Level 1 [Member]
Money market investments	138		189
Total assets	2,244		2,082
Total liabilities			3
Fair Value, Inputs, Level 2 [Member]
Total assets	495		390
Total liabilities	6		73
Fair Value, Inputs, Level 3 [Member]
Money market investments			4
Total assets			4
Dividend participation rights			12	[10]
Other liabilities			3
Total liabilities	444		232
Estimate of Fair Value, Fair Value Disclosure [Member]
Money market investments	138		193
Total assets	2,739		2,476
Dividend participation rights			12	[10]
Other liabilities			3
Total liabilities	$ 450		$ 308

[1]	Level 2 balances include commingled funds, which are comprised primarily of securities traded publicly on exchanges. Price quotes for the assets held by the funds are readily observable and available.
[2]	Excludes $185 million primarily related to deferred taxes on appreciation of investment value.
[3]	Excludes deferred taxes on appreciation of investment value.
[4]	Balances include the impact of netting adjustments of $359 million to Level 1. Includes natural gas for electric portfolio.
[5]	Balances include the impact of netting adjustments of $44 million to Level 1. Includes natural gas for core customers
[6]	Balances include the impact of netting adjustments of $108 million to Level 1, $48 million to Level 2, and $19 million to Level 3. Includes natural gas for electric portfolio.
[7]	Balances include the impact of netting adjustments of $13 million to Level 3. Includes natural gas for core customers.
[8]	Balances include the impact of netting adjustments of $66 million to Level 2 and $(48) million to Level 3. Includes natural gas for electric portfolio.
[9]	Balances include the impact of netting adjustments of $3 million to Level 3. Includes natural gas for core customers.
[10]	The dividend participation rights were associated with PG&E Corporation's Convertible Subordinated Notes which were no longer outstanding as of December 31, 2010.

FAIR VALUE MEASUREMENTS (Assets and Liabilities Measured at Fair Value) (Parenthetical) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Amount primarily related to deferred taxes on appreciation of investment value	$ 185
Level 1 netting adjustments, natural gas for electric portfolio	359	108
Level 1 netting adjustments, natural gas for core customers	44
Level 2 netting adjustments, natural gas for electric portfolio	66	48
Level 3 netting adjustments, natural gas for electric portfolio	(48)	19
Level 3 netting adjustments, natural gas for core customers	$ 3	$ 13

FAIR VALUE MEASUREMENTS (Transfers Between Levels) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
PGE Corporation And Utility [Member] | Price Risk Management Instruments [Member]
Asset (liability) balance	$ (217)	$ (156)
Realized and unrealized gains (losses) included in regulatory assets and liabilities or balancing accounts	(227)	(61)
Asset (liability) balance	(444)	(217)
PGE Corporation [Member] | Money Market Funds [Member]
Asset (liability) balance	4	12
Purchases, issuances, and settlements	(4)	(8)
Asset (liability) balance		4
PGE Corporation [Member] | Dividend Participation Rights [Member]
Asset (liability) balance	(12)	(42)
Realized and unrealized gains (losses) included in earnings		2
Purchases, issuances, and settlements	12	28
Asset (liability) balance		(12)
PGE Corporation And Utility [Member] | Nuclear Decommission Trusts Equity Securities [Member]
Asset (liability) balance		5	[1]
Realized and unrealized gains (losses) included in regulatory assets and liabilities or balancing accounts		1	[1]
Transfers out of Level 3		(6)	[1]
PGE Corporation And Utility [Member] | Long Term Disability Equity Securities [Member]
Asset (liability) balance		54
Realized and unrealized gains (losses) included in earnings		12
Purchases, issuances, and settlements		(43)
Transfers out of Level 3		(23)
PGE Corporation And Utility [Member] | Long Term Disability Corp Securities [Member]
Asset (liability) balance		24
Realized and unrealized gains (losses) included in earnings		3
Purchases, issuances, and settlements		86
Transfers out of Level 3		(113)
PGE Corporation And Utility [Member] | Other Liabilities [Member]
Asset (liability) balance	(3)	(2)
Realized and unrealized gains (losses) included in regulatory assets and liabilities or balancing accounts	3	(1)
Asset (liability) balance		(3)
Fair Value, Inputs, Level 3 [Member]
Asset (liability) balance	(228)	(105)
Realized and unrealized gains (losses) included in earnings		17
Realized and unrealized gains (losses) included in regulatory assets and liabilities or balancing accounts	(224)	(61)
Purchases, issuances, and settlements	8	63
Transfers out of Level 3		(142)
Asset (liability) balance	$ (444)	$ (228)

[1]	Excludes deferred taxes on appreciation of investment value.

FAIR VALUE MEASUREMENTS (Values of Long-Term Debt) (Details) (USD $) In Millions	Dec. 31, 2010		Dec. 31, 2009
Energy recovery bonds	$ 423		$ 827
Portion at Fair Value, Fair Value Disclosure [Member]
Debt financial instrument			9,824	[1]
Energy recovery bonds	862	[1]	1,269	[1]
Portion at Fair Value, Fair Value Disclosure [Member] | PGE Corporation [Member]
Debt financial instrument	383	[1],[2]	1,096	[1],[2]
Portion at Fair Value, Fair Value Disclosure [Member] | Utility [Member]
Debt financial instrument	11,314	[1]
Carrying Amount [Member]
Energy recovery bonds	827		1,213
Carrying Amount [Member] | PGE Corporation [Member]
Debt financial instrument	349	[2]	597	[2]
Carrying Amount [Member] | Utility [Member]
Debt financial instrument	$ 10,444		$ 9,240

[1]	Fair values are determined using readily available quoted market prices.
[2]	PG&E Corporation Convertible Subordinated Notes were no longer outstanding as of December 31, 2010.

FAIR VALUE MEASUREMENTS (Summary of the fair value of the available-for-sale investments) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
U.S. Equity Securities [Member]
Amortized Cost	$ 509	$ 344
Total Unrealized Gains	529	425
Total Unrealized Losses	(2)	(1)
Estimated Fair Value	1,036	768
Non-U.S. Equity Securities [Member]
Amortized Cost	180	182
Total Unrealized Gains	170	163
Total Unrealized Losses	(1)	(1)
Estimated Fair Value	349	344
U.S. Government and Agency Securities [Member]
Amortized Cost	571	656
Total Unrealized Gains	55	52
Total Unrealized Losses	(2)	(4)
Estimated Fair Value	624	704
Municipal Securities [Member]
Amortized Cost	119	89
Total Unrealized Gains	1	1
Total Unrealized Losses	(1)
Estimated Fair Value	119	90
Other Fixed Income Securities [Member]
Amortized Cost	65	108
Total Unrealized Gains	1	2
Total Unrealized Losses		(2)
Estimated Fair Value	66	108
Securities (Assets) [Member]
Amortized Cost	1,444	1,379
Total Unrealized Gains	756	643
Total Unrealized Losses	(6)	(8)
Estimated Fair Value	$ 2,194	$ 2,014

FAIR VALUE MEASUREMENTS (Schedule of maturities on debt securities) (Details) (USD $) In Millions	Dec. 31, 2010
NUCLEAR DECOMMISSIONING
Less than 1 year	$ 37
1-5 years	349
5-10 years	215
More than 10 years	208
Total maturities of debt securities	$ 809

FAIR VALUE MEASUREMENTS (Schedule of activity for debt and equity securities) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
NUCLEAR DECOMMISSIONING
Proceeds from sales and maturities of available for sale securities	$ 1,405	$ 1,351	$ 1,635
Gross realized gains on sales of securities held as available-for-sale	42	27	30
Gross realized losses on sales of securities held as available-for-sale	$ (11)	$ (55)	$ (142)

EMPLOYEE BENEFIT PLANS (Plan Assets, Benefit Obligations and Funded Status) (Details) (USD $) In Millions	12 Months Ended		12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2010 Pension Benefits [Member]	Dec. 31, 2009 Pension Benefits [Member]	Dec. 31, 2010 Other Benefits [Member]	Dec. 31, 2009 Other Benefits [Member]	Dec. 31, 2010 Change in Benefit Obligation [Member]	Dec. 31, 2009 Change in Benefit Obligation [Member]
Fair value of plan assets at January 1			$ 9,330	$ 8,066	$ 1,169	$ 990
Actual return on plan assets			1,235	1,523	147	166
Company contributions			162	187	94	87
Plan participant contributions					49	42	49	41
Benefits and expenses paid			(477)	(446)	(122)	(116)
Fair value of plan assets at December 31			10,250	9,330	1,337	1,169
Benefit obligation at January 1			10,766	9,767	1,511	1,382
Service cost for benefits earned			253	227	36	30
Interest cost			645	624	88	87
Actuarial loss			856	494	52	72
Plan amendments			(1)	71	128
Transitional costs			4	3	1	1
Benefits paid			(452)	(420)	(113)	(106)
Federal subsidy on benefits paid					3	4
Benefit obligation at December 31			12,071	10,766	1,755	1,511
Current liability			(5)	(5)
Noncurrent liability	(2,234)	(1,773)	(1,816)	(1,431)	(418)	(342)
Prepaid/(accrued) benefit cost			(1,821)	(1,436)	(418)	(342)
Accumulated benefit obligation			10,653	9,527
Decrease in other comprehensive income	$ 148

EMPLOYEE BENEFIT PLANS (Net Periodic Benefit Cost) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Pension Benefits [Member]
Service cost for benefits earned	$ 279		$ 259		$ 236
Interest cost	645		624		581
Expected return on plan assets	(624)		(579)		(696)
Amortization of prior service cost	53		53		47
Amortization of unrecognized (loss) gain	44		101		1
Net periodic benefit cost	397		458		169
Less: transfer to regulatory account	(233)	[1]	(294)	[1]	(4)	[1]
Total	164		164		165
Other Benefits [Member]
Service cost for benefits earned	36		30		29
Interest cost	88		87		81
Expected return on plan assets	(74)		(68)		(93)
Amortization of transition obligation	26		26		26
Amortization of prior service cost	25		16		16
Amortization of unrecognized (loss) gain	3		3		(15)
Net periodic benefit cost	104		94		44
Utility [Member]
Less: transfer to regulatory account	$ 233		$ 295		$ 4

[1]	The Utility recorded $233 million, $295 million, and $4 million for the years ended December 31, 2010, 2009, and 2008, respectively, to a regulatory account as the amounts are probable of recovery from customers in future rates.

EMPLOYEE BENEFIT PLANS (Other Comprehensive Income - Amortization) (Details) (USD $) In Millions	12 Months Ended
Dec. 31, 2010
Pension Benefits [Member]
Unrecognized prior service cost	$ 35
Unrecognized net loss	48
Total	83
Other Benefits [Member]
Unrecognized prior service cost	26
Unrecognized net loss	4
Unrecognized net transition obligation	26
Total	$ 56

EMPLOYEE BENEFIT PLANS (Medicare) (Details) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Accumulated postretirement benefit obligation reduction	$ 72	$ 71
Net periodic benefit cost reduction	$ 1	$ 7

EMPLOYEE BENEFIT PLANS (Valuation Assumptions) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2010 Pension Benefits [Member]	Dec. 31, 2009 Pension Benefits [Member]	Dec. 31, 2008 Pension Benefits [Member]	Dec. 31, 2010 Other Benefits [Member]	Dec. 31, 2009 Other Benefits [Member]	Dec. 31, 2008 Other Benefits [Member]
Discount rate		5.42%	5.97%	6.31%
Discount rate range					5.11-5.56	5.66-6.09	5.85-6.33
Average rate on future compensation increases		5.00%	5.00%	5.00%
Expected return on plan assets		6.60%	6.80%	7.30%
Expected return on plan assets percentage range					5.20-6.60	5.80-6.90	7.00-7.30
Assumed health care cost trend rate	8.00%
Ultimate trend rate	5.00%
Year of ultimate trend rate	2018
Effect postretirement benefit obligation, one percent increase	$ 83
Effect postretirement benefit obligation, one percent decrease	(86)
Effect on service and interest cost, one percent increase	7
Effect on service and interest cost, one percent decrease	$ (7)
Assumed return	6.60%
10 year actual rate of return	6.20%
Number of Aa-grade non-callable bonds used to develop the yield curve for rate used	600

EMPLOYEE BENEFIT PLANS (Investment Policies) (Details)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Pension Benefits [Member]
Defined benefit plan, target allocation percentage of assets, Total	100.00%	100.00%	100.00%
Pension Benefits [Member] | U.S. Equity [Member]
Target allocation percentage of equity assets	26.00%	26.00%	32.00%
Pension Benefits [Member] | Non-U.S. Equity [Member]
Target allocation percentage of equity assets	14.00%	14.00%	18.00%
Pension Benefits [Member] | Global Equity [Member]
Target allocation percentage of equity assets	5.00%	5.00%	5.00%
Pension Benefits [Member] | Absolute Return [Member]
Target allocation percentage of equity assets	5.00%	5.00%	5.00%
Pension Benefits [Member] | Fixed Income [Member]
Target allocation percentage of debt assets	50.00%	50.00%	40.00%
Other Benefits [Member]
Defined benefit plan, target allocation percentage of assets, Total	100.00%	100.00%	100.00%
Other Benefits [Member] | U.S. Equity [Member]
Target allocation percentage of equity assets	28.00%	26.00%	37.00%
Other Benefits [Member] | Non-U.S. Equity [Member]
Target allocation percentage of equity assets	15.00%	13.00%	18.00%
Other Benefits [Member] | Global Equity [Member]
Target allocation percentage of equity assets	3.00%	3.00%	3.00%
Other Benefits [Member] | Absolute Return [Member]
Target allocation percentage of equity assets	4.00%	3.00%	3.00%
Other Benefits [Member] | Fixed Income [Member]
Target allocation percentage of debt assets	50.00%	54.00%	34.00%
Other Benefits [Member] | Cash Equivalents [Member]
Target allocation percentage of other assets	0.00%	1.00%	5.00%

EMPLOYEE BENEFIT PLANS (Fair Value) (Details) (USD $) In Millions, except Per Share data	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2010 Pension Benefits [Member]	Dec. 31, 2009 Pension Benefits [Member]	Dec. 31, 2010 Pension Benefits [Member] U.S. Equity [Member]	Dec. 31, 2009 Pension Benefits [Member] U.S. Equity [Member]	Dec. 31, 2010 Pension Benefits [Member] U.S. Equity [Member] Fair Value, Inputs, Level 1 [Member]	Dec. 31, 2009 Pension Benefits [Member] U.S. Equity [Member] Fair Value, Inputs, Level 1 [Member]	Dec. 31, 2010 Pension Benefits [Member] U.S. Equity [Member] Fair Value, Inputs, Level 2 [Member]	Dec. 31, 2009 Pension Benefits [Member] U.S. Equity [Member] Fair Value, Inputs, Level 2 [Member]	Dec. 31, 2010 Pension Benefits [Member] Non-U.S. Equity [Member]	Dec. 31, 2009 Pension Benefits [Member] Non-U.S. Equity [Member]	Dec. 31, 2010 Pension Benefits [Member] Non-U.S. Equity [Member] Fair Value, Inputs, Level 1 [Member]	Dec. 31, 2009 Pension Benefits [Member] Non-U.S. Equity [Member] Fair Value, Inputs, Level 1 [Member]	Dec. 31, 2010 Pension Benefits [Member] Non-U.S. Equity [Member] Fair Value, Inputs, Level 2 [Member]	Dec. 31, 2009 Pension Benefits [Member] Non-U.S. Equity [Member] Fair Value, Inputs, Level 2 [Member]	Dec. 31, 2010 Pension Benefits [Member] Global Equity [Member]	Dec. 31, 2009 Pension Benefits [Member] Global Equity [Member]	Dec. 31, 2010 Pension Benefits [Member] Global Equity [Member] Fair Value, Inputs, Level 1 [Member]	Dec. 31, 2009 Pension Benefits [Member] Global Equity [Member] Fair Value, Inputs, Level 1 [Member]	Dec. 31, 2010 Pension Benefits [Member] Global Equity [Member] Fair Value, Inputs, Level 2 [Member]	Dec. 31, 2009 Pension Benefits [Member] Global Equity [Member] Fair Value, Inputs, Level 2 [Member]	Dec. 31, 2010 Pension Benefits [Member] Absolute Return [Member]	Dec. 31, 2009 Pension Benefits [Member] Absolute Return [Member]	Dec. 31, 2010 Pension Benefits [Member] Absolute Return [Member] Fair Value, Inputs, Level 3 [Member]	Dec. 31, 2009 Pension Benefits [Member] Absolute Return [Member] Fair Value, Inputs, Level 3 [Member]	Dec. 31, 2008 Pension Benefits [Member] Absolute Return [Member] Fair Value, Inputs, Level 3 [Member]	Dec. 31, 2010 Pension Benefits [Member] U.S. Government and Agency Securities [Member]	Dec. 31, 2009 Pension Benefits [Member] U.S. Government and Agency Securities [Member]	Dec. 31, 2010 Pension Benefits [Member] U.S. Government and Agency Securities [Member] Fair Value, Inputs, Level 1 [Member]	Dec. 31, 2009 Pension Benefits [Member] U.S. Government and Agency Securities [Member] Fair Value, Inputs, Level 1 [Member]	Dec. 31, 2010 Pension Benefits [Member] U.S. Government and Agency Securities [Member] Fair Value, Inputs, Level 2 [Member]	Dec. 31, 2009 Pension Benefits [Member] U.S. Government and Agency Securities [Member] Fair Value, Inputs, Level 2 [Member]	Dec. 31, 2010 Pension Benefits [Member] Cash Equivalents [Member]	Dec. 31, 2009 Pension Benefits [Member] Cash Equivalents [Member]	Dec. 31, 2010 Pension Benefits [Member] Cash Equivalents [Member] Fair Value, Inputs, Level 1 [Member]	Dec. 31, 2009 Pension Benefits [Member] Cash Equivalents [Member] Fair Value, Inputs, Level 1 [Member]	Dec. 31, 2009 Pension Benefits [Member] Cash Equivalents [Member] Fair Value, Inputs, Level 2 [Member]	Dec. 31, 2010 Pension Benefits [Member] Corporate Debt Securities [Member]	Dec. 31, 2009 Pension Benefits [Member] Corporate Debt Securities [Member]	Dec. 31, 2010 Pension Benefits [Member] Corporate Debt Securities [Member] Fair Value, Inputs, Level 1 [Member]	Dec. 31, 2009 Pension Benefits [Member] Corporate Debt Securities [Member] Fair Value, Inputs, Level 1 [Member]	Dec. 31, 2010 Pension Benefits [Member] Corporate Debt Securities [Member] Fair Value, Inputs, Level 2 [Member]	Dec. 31, 2009 Pension Benefits [Member] Corporate Debt Securities [Member] Fair Value, Inputs, Level 2 [Member]	Dec. 31, 2010 Pension Benefits [Member] Corporate Debt Securities [Member] Fair Value, Inputs, Level 3 [Member]	Dec. 31, 2009 Pension Benefits [Member] Corporate Debt Securities [Member] Fair Value, Inputs, Level 3 [Member]	Dec. 31, 2008 Pension Benefits [Member] Corporate Debt Securities [Member] Fair Value, Inputs, Level 3 [Member]	Dec. 31, 2010 Pension Benefits [Member] Other Fixed Income [Member]	Dec. 31, 2009 Pension Benefits [Member] Other Fixed Income [Member]	Dec. 31, 2010 Pension Benefits [Member] Other Fixed Income [Member] Fair Value, Inputs, Level 1 [Member]	Dec. 31, 2009 Pension Benefits [Member] Other Fixed Income [Member] Fair Value, Inputs, Level 1 [Member]	Dec. 31, 2010 Pension Benefits [Member] Other Fixed Income [Member] Fair Value, Inputs, Level 2 [Member]	Dec. 31, 2009 Pension Benefits [Member] Other Fixed Income [Member] Fair Value, Inputs, Level 2 [Member]	Dec. 31, 2010 Pension Benefits [Member] Other Fixed Income [Member] Fair Value, Inputs, Level 3 [Member]	Dec. 31, 2009 Pension Benefits [Member] Other Fixed Income [Member] Fair Value, Inputs, Level 3 [Member]	Dec. 31, 2008 Pension Benefits [Member] Other Fixed Income [Member] Fair Value, Inputs, Level 3 [Member]	Dec. 31, 2010 Pension Benefits [Member] Fair Value, Inputs, Level 1 [Member]	Dec. 31, 2009 Pension Benefits [Member] Fair Value, Inputs, Level 1 [Member]	Dec. 31, 2010 Pension Benefits [Member] Fair Value, Inputs, Level 2 [Member]	Dec. 31, 2009 Pension Benefits [Member] Fair Value, Inputs, Level 2 [Member]	Dec. 31, 2010 Pension Benefits [Member] Fair Value, Inputs, Level 3 [Member]	Dec. 31, 2009 Pension Benefits [Member] Fair Value, Inputs, Level 3 [Member]	Dec. 31, 2008 Pension Benefits [Member] Fair Value, Inputs, Level 3 [Member]	Dec. 31, 2010 Other Benefits [Member] U.S. Equity [Member]	Dec. 31, 2009 Other Benefits [Member] U.S. Equity [Member]	Dec. 31, 2010 Other Benefits [Member] U.S. Equity [Member] Fair Value, Inputs, Level 1 [Member]	Dec. 31, 2009 Other Benefits [Member] U.S. Equity [Member] Fair Value, Inputs, Level 1 [Member]	Dec. 31, 2010 Other Benefits [Member] U.S. Equity [Member] Fair Value, Inputs, Level 2 [Member]	Dec. 31, 2009 Other Benefits [Member] U.S. Equity [Member] Fair Value, Inputs, Level 2 [Member]	Dec. 31, 2010 Other Benefits [Member] Non-U.S. Equity [Member]	Dec. 31, 2009 Other Benefits [Member] Non-U.S. Equity [Member]	Dec. 31, 2010 Other Benefits [Member] Non-U.S. Equity [Member] Fair Value, Inputs, Level 1 [Member]	Dec. 31, 2009 Other Benefits [Member] Non-U.S. Equity [Member] Fair Value, Inputs, Level 1 [Member]	Dec. 31, 2010 Other Benefits [Member] Non-U.S. Equity [Member] Fair Value, Inputs, Level 2 [Member]	Dec. 31, 2009 Other Benefits [Member] Non-U.S. Equity [Member] Fair Value, Inputs, Level 2 [Member]	Dec. 31, 2010 Other Benefits [Member] Global Equity [Member]	Dec. 31, 2009 Other Benefits [Member] Global Equity [Member]	Dec. 31, 2010 Other Benefits [Member] Global Equity [Member] Fair Value, Inputs, Level 1 [Member]	Dec. 31, 2010 Other Benefits [Member] Global Equity [Member] Fair Value, Inputs, Level 2 [Member]	Dec. 31, 2009 Other Benefits [Member] Global Equity [Member] Fair Value, Inputs, Level 2 [Member]	Dec. 31, 2010 Other Benefits [Member] Absolute Return [Member]	Dec. 31, 2009 Other Benefits [Member] Absolute Return [Member]	Dec. 31, 2010 Other Benefits [Member] Absolute Return [Member] Fair Value, Inputs, Level 3 [Member]	Dec. 31, 2009 Other Benefits [Member] Absolute Return [Member] Fair Value, Inputs, Level 3 [Member]	Dec. 31, 2008 Other Benefits [Member] Absolute Return [Member] Fair Value, Inputs, Level 3 [Member]	Dec. 31, 2010 Other Benefits [Member] U.S. Government and Agency Securities [Member]	Dec. 31, 2009 Other Benefits [Member] U.S. Government and Agency Securities [Member]	Dec. 31, 2010 Other Benefits [Member] U.S. Government and Agency Securities [Member] Fair Value, Inputs, Level 1 [Member]	Dec. 31, 2009 Other Benefits [Member] U.S. Government and Agency Securities [Member] Fair Value, Inputs, Level 1 [Member]	Dec. 31, 2010 Other Benefits [Member] U.S. Government and Agency Securities [Member] Fair Value, Inputs, Level 2 [Member]	Dec. 31, 2009 Other Benefits [Member] U.S. Government and Agency Securities [Member] Fair Value, Inputs, Level 2 [Member]	Dec. 31, 2010 Other Benefits [Member] Cash Equivalents [Member]	Dec. 31, 2009 Other Benefits [Member] Cash Equivalents [Member]	Dec. 31, 2010 Other Benefits [Member] Cash Equivalents [Member] Fair Value, Inputs, Level 1 [Member]	Dec. 31, 2009 Other Benefits [Member] Cash Equivalents [Member] Fair Value, Inputs, Level 1 [Member]	Dec. 31, 2010 Other Benefits [Member] Corporate Debt Securities [Member]	Dec. 31, 2009 Other Benefits [Member] Corporate Debt Securities [Member]	Dec. 31, 2010 Other Benefits [Member] Corporate Debt Securities [Member] Fair Value, Inputs, Level 1 [Member]	Dec. 31, 2009 Other Benefits [Member] Corporate Debt Securities [Member] Fair Value, Inputs, Level 1 [Member]	Dec. 31, 2010 Other Benefits [Member] Corporate Debt Securities [Member] Fair Value, Inputs, Level 2 [Member]	Dec. 31, 2009 Other Benefits [Member] Corporate Debt Securities [Member] Fair Value, Inputs, Level 2 [Member]	Dec. 31, 2010 Other Benefits [Member] Corporate Debt Securities [Member] Fair Value, Inputs, Level 3 [Member]	Dec. 31, 2009 Other Benefits [Member] Corporate Debt Securities [Member] Fair Value, Inputs, Level 3 [Member]	Dec. 31, 2008 Other Benefits [Member] Corporate Debt Securities [Member] Fair Value, Inputs, Level 3 [Member]	Dec. 31, 2010 Other Benefits [Member] Other Fixed Income [Member]	Dec. 31, 2009 Other Benefits [Member] Other Fixed Income [Member]	Dec. 31, 2010 Other Benefits [Member] Other Fixed Income [Member] Fair Value, Inputs, Level 1 [Member]	Dec. 31, 2009 Other Benefits [Member] Other Fixed Income [Member] Fair Value, Inputs, Level 1 [Member]	Dec. 31, 2010 Other Benefits [Member] Other Fixed Income [Member] Fair Value, Inputs, Level 2 [Member]	Dec. 31, 2009 Other Benefits [Member] Other Fixed Income [Member] Fair Value, Inputs, Level 2 [Member]	Dec. 31, 2010 Other Benefits [Member] Other Fixed Income [Member] Fair Value, Inputs, Level 3 [Member]	Dec. 31, 2009 Other Benefits [Member] Other Fixed Income [Member] Fair Value, Inputs, Level 3 [Member]	Dec. 31, 2008 Other Benefits [Member] Other Fixed Income [Member] Fair Value, Inputs, Level 3 [Member]	Dec. 31, 2009 Other Benefits [Member] Other Assets [Member]	Dec. 31, 2010 Other Benefits [Member] Fair Value, Inputs, Level 1 [Member]	Dec. 31, 2009 Other Benefits [Member] Fair Value, Inputs, Level 1 [Member]	Dec. 31, 2010 Other Benefits [Member] Fair Value, Inputs, Level 2 [Member]	Dec. 31, 2009 Other Benefits [Member] Fair Value, Inputs, Level 2 [Member]	Dec. 31, 2010 Other Benefits [Member] Fair Value, Inputs, Level 3 [Member]	Dec. 31, 2009 Other Benefits [Member] Fair Value, Inputs, Level 3 [Member]	Dec. 31, 2008 Other Benefits [Member] Fair Value, Inputs, Level 3 [Member]	Dec. 31, 2010 Other Benefits [Member] Total [Member]	Dec. 31, 2009 Other Benefits [Member] Total [Member]	Dec. 31, 2010 Other Assets [Member]
Total fair value of plan assets for pension and other benefit plans	$ 11,587	$ 10,499	$ 10,195	$ 9,311	$ 2,810	$ 2,476	$ 328	$ 411	$ 2,482	$ 2,065	$ 1,467	$ 1,334	$ 356	$ 316	$ 1,111	$ 1,018	$ 537	$ 479	$ 177	$ 162	$ 360	$ 317	$ 494	$ 340	$ 494	$ 340	$ 263	$ 1,023	$ 847	$ 790	$ 585	$ 233	$ 262	$ 20	$ 409	$ 20	$ 378	$ 31	$ 3,279	$ 3,011	$ 6	$ 25	$ 2,724	$ 2,455	$ 549	$ 531	$ 457	$ 565	$ 415	$ 52	$ (8)	$ 393	$ 233	$ 120	$ 190	$ 291	$ 1,729	$ 1,869	$ 7,303	$ 6,381	$ 1,163	$ 1,061	$ 1,011	$ 334	$ 306	$ 104	$ 88	$ 230	$ 218	$ 198	$ 149	$ 118	$ 81	$ 80	$ 68	$ 47	$ 8	$ 18	$ 29	$ 8	$ 47	$ 32	$ 47	$ 32	$ 25	$ 87	$ 55	$ 73	$ 40	$ 14	$ 15	$ 13	$ 111	$ 13	$ 111	$ 594	$ 481	$ 8	$ 82	$ 457	$ 275	$ 129	$ 124	$ 116	$ 34	$ 29	$ 3	$ (1)	$ 21	$ 13	$ 10	$ 17	$ 25	$ 17	$ 337	$ 401	$ 831	$ 597	$ 186	$ 173	$ 166	$ 1,354	$ 1,171	$ 38
Cash equivalents net asset value per unit	$ 1

EMPLOYEE BENEFIT PLANS (Fair Value as Level 3) (Details) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2010 Pension Benefits [Member] Absolute Return [Member] Fair Value, Inputs, Level 3 [Member]	Dec. 31, 2009 Pension Benefits [Member] Absolute Return [Member] Fair Value, Inputs, Level 3 [Member]	Dec. 31, 2008 Pension Benefits [Member] Absolute Return [Member] Fair Value, Inputs, Level 3 [Member]	Dec. 31, 2010 Pension Benefits [Member] Corporate Debt Securities [Member] Fair Value, Inputs, Level 3 [Member]	Dec. 31, 2009 Pension Benefits [Member] Corporate Debt Securities [Member] Fair Value, Inputs, Level 3 [Member]	Dec. 31, 2008 Pension Benefits [Member] Corporate Debt Securities [Member] Fair Value, Inputs, Level 3 [Member]	Dec. 31, 2010 Pension Benefits [Member] Other Fixed Income [Member] Fair Value, Inputs, Level 3 [Member]	Dec. 31, 2009 Pension Benefits [Member] Other Fixed Income [Member] Fair Value, Inputs, Level 3 [Member]	Dec. 31, 2008 Pension Benefits [Member] Other Fixed Income [Member] Fair Value, Inputs, Level 3 [Member]	Dec. 31, 2010 Pension Benefits [Member] Fair Value, Inputs, Level 3 [Member]	Dec. 31, 2009 Pension Benefits [Member] Fair Value, Inputs, Level 3 [Member]	Dec. 31, 2008 Pension Benefits [Member] Fair Value, Inputs, Level 3 [Member]	Dec. 31, 2010 Other Benefits [Member] Absolute Return [Member] Fair Value, Inputs, Level 3 [Member]	Dec. 31, 2009 Other Benefits [Member] Absolute Return [Member] Fair Value, Inputs, Level 3 [Member]	Dec. 31, 2008 Other Benefits [Member] Absolute Return [Member] Fair Value, Inputs, Level 3 [Member]	Dec. 31, 2010 Other Benefits [Member] Corporate Debt Securities [Member] Fair Value, Inputs, Level 3 [Member]	Dec. 31, 2009 Other Benefits [Member] Corporate Debt Securities [Member] Fair Value, Inputs, Level 3 [Member]	Dec. 31, 2008 Other Benefits [Member] Corporate Debt Securities [Member] Fair Value, Inputs, Level 3 [Member]	Dec. 31, 2010 Other Benefits [Member] Other Fixed Income [Member] Fair Value, Inputs, Level 3 [Member]	Dec. 31, 2009 Other Benefits [Member] Other Fixed Income [Member] Fair Value, Inputs, Level 3 [Member]	Dec. 31, 2008 Other Benefits [Member] Other Fixed Income [Member] Fair Value, Inputs, Level 3 [Member]	Dec. 31, 2010 Other Benefits [Member] Fair Value, Inputs, Level 3 [Member]	Dec. 31, 2009 Other Benefits [Member] Fair Value, Inputs, Level 3 [Member]	Dec. 31, 2008 Other Benefits [Member] Fair Value, Inputs, Level 3 [Member]	Dec. 31, 2010 Pension Benefits [Member]	Dec. 31, 2009 Pension Benefits [Member]	Dec. 31, 2010 Pension Benefits [Member] Absolute Return [Member]	Dec. 31, 2009 Pension Benefits [Member] Absolute Return [Member]	Dec. 31, 2010 Pension Benefits [Member] Corporate Debt Securities [Member]	Dec. 31, 2009 Pension Benefits [Member] Corporate Debt Securities [Member]	Dec. 31, 2010 Pension Benefits [Member] Other Fixed Income [Member]	Dec. 31, 2009 Pension Benefits [Member] Other Fixed Income [Member]	Dec. 31, 2010 Other Benefits [Member] Absolute Return [Member]	Dec. 31, 2009 Other Benefits [Member] Absolute Return [Member]	Dec. 31, 2010 Other Benefits [Member] Corporate Debt Securities [Member]	Dec. 31, 2009 Other Benefits [Member] Corporate Debt Securities [Member]	Dec. 31, 2010 Other Benefits [Member] Other Fixed Income [Member]	Dec. 31, 2009 Other Benefits [Member] Other Fixed Income [Member]
Balance at December 31	$ 11,587	$ 10,499	$ 494	$ 340	$ 263	$ 549	$ 531	$ 457	$ 120	$ 190	$ 291	$ 1,163	$ 1,061	$ 1,011	$ 47	$ 32	$ 25	$ 129	$ 124	$ 116	$ 10	$ 17	$ 25	$ 186	$ 173	$ 166	$ 10,195	$ 9,311	$ 494	$ 340	$ 3,279	$ 3,011	$ 565	$ 415	$ 47	$ 32	$ 594	$ 481	$ 34	$ 29
Relating to assets still held at the reporting date			44	15		52	82		5	14		101	111		4	2		15	15			1		19	18
Relating to assets sold during the period			5	4		5	4		5	12		15	20		1			(2)	1			1		(1)	2
Purchases, sales and settlements			105	58		(39)	(11)		(80)	(127)		(14)	(80)		10	5		(8)	(8)		(7)	(10)		(5)	(13)
Transfers into (out of) Level 3							$ (1)						$ (1)

EMPLOYEE BENEFIT PLANS (Cash Flow) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2011
Pension Plans Defined Benefit [Member]
2011	$ 509
2012	547
2013	586
2014	624
2015	663
2016-2020	3,869
Pension Benefits [Member]
Contributed to the pension benefit plans	162	187
Approximate contribution expected to be paid			245
Other Benefits [Member]
Contributed to the pension benefit plans	94	87
Approximate contribution expected to be paid			58
2011	114
2012	117
2013	122
2014	128
2015	133
2016-2020	$ 725

EMPLOYEE BENEFIT PLANS (Defined Contribution) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Pension Expense	$ 56	$ 52	$ 53

RESOLUTION OF REMAINING CHAPTER 11 DISPUTED CLAIMS (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Balance at December 31, 2009	$ 946
Interest accrued	30
Less: supplier settlements	(42)
Balance at December 31, 2010	934
Interest payable on disputed claims	683
Carrying amounts due from CAISO and PX as of the balance sheet date for disputed claims related to the Chapter 11 Filing	794	750
CAISO And PX [Member]
Carrying amounts due from CAISO and PX as of the balance sheet date for disputed claims related to the Chapter 11 Filing	494
Utility [Member]
Escrow for payment of remaining net disputed claims	512	515
Net disputed claims liability	934
Remaining disputed claims	$ 745

RELATED PARTY AGREEMENTS AND TRANSACTIONS (Details) (Utility [Member], USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Current receivables	$ 89	$ 26
Current payables	26	16
Administrative Services Provided to PG&E Corporation [Member]
Utility revenues from	7	5	4
Administrative Services Received from PG&E Corporation [Member]
Utility expenses from	55	62	122
Utility Employee Benefit Due to PG&E Corporation [Member]
Utility expenses from	$ 27	$ 3	$ 2

COMMITMENTS AND CONTINGENCIES (Third Party Power Purchases Table) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Payments for renewable energy contracts with QF's	$ 321		$ 344		$ 412
Qualifying Facilities [Member]
Power Purchase Charges	1,164	[1],[2]	1,210	[1],[2]	1,724	[1],[2]
Renewable Energy Contracts [Member]
Power Purchase Charges	573	[2]	362	[2]	302	[2]
Other Power Purchase Agreements [Member]
Power Purchase Charges	598	[2]	643	[2]	2,036	[2]
Irrigation District and Water Agencies [Member]
Power Purchase Charges	$ 59	[2]	$ 58	[2]	$ 69	[2]

[1]	Payments include $321, $344, and $412 attributable to renewable energy contracts with qualifying facilities at December 31, 2010, 2009 and 2008, respectively.
[2]	The amounts above do not include payments related to DWR purchases for the benefit of the Utility's customers, as the Utility only acts as an agent for the DWR.

COMMITMENTS AND CONTINGENCIES (Third Party Power Purchase Agreements) (Details) (Utility [Member])	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Long-term contract for purchase of electric power, number of QF's	226
Long-term contract for purchase of electric power, amount purchased total (MW's)	3,700
Long-term contract for purchase of electric power, amount purchased, expirable (MW's)	3,400
Long-term contract for purchase of electric power, date of contract expiration, beginning date	2011
Long-term contract for purchase of electric power, date of contract expiration, ending date	2028
Long-term contract for purchase of electric power, amount purchased, no expirable (MW's)	300
Long-term contract for purchase of electric power, number of inoperative QF's	75
Long-term contract for purchase of electric power, from cogeneration projects (MW's)	2,500
Long-term contract for purchase of electric power, from renewable sources (MW's)	1,200
Maximum percentage of supplied power from single QF source	5.00%	5.00%	5.00%
Maximum percentage of supplied power from single renewable energy contract	5.00%	5.00%	5.00%
Maximum percentage of supplied power from a single irrigation district/water agency source	5.00%	5.00%	5.00%

COMMITMENTS AND CONTINGENCIES (Expected Power Purchase Payments) (Details) (Power Purchase Agreement Payments [Member], USD $) In Millions	Dec. 31, 2010
2011	$ 2,664
2012	2,572
2013	2,992
2014	3,127
2015	3,315
Thereafter	49,549
Total	64,219
QF Energy Payments [Member]
2011	720
2012	545
2013	542
2014	548
2015	509
Thereafter	3,129
Total	5,993
QF Capacity Payments [Member]
2011	366
2012	321
2013	312
2014	301
2015	259
Thereafter	1,263
Total	2,822
Irrigation District And Water Agency, Operations and Maintenance [Member]
2011	59
2012	45
2013	28
2014	13
2015	11
Thereafter	27
Total	183
Irrigation District And Water Agency, Debt Service [Member]
2011	21
2012	21
2013	15
2014	12
2015	11
Thereafter	16
Total	96
Renewable Energy, Other [Member]
2011	796
2012	944
2013	1,261
2014	1,647
2015	1,942
Thereafter	40,882
Total	47,472
Renewable Capacity, Other [Member]
2011	8
2012	9
2013	9
Thereafter	5
Total	31
Other Power Purchase, Energy [Member]
2011	3
2012	3
2013	3
2014	1
Total	10
Other Power Purchase, Capacity [Member]
2011	691
2012	684
2013	822
2014	605
2015	583
Thereafter	4,227
Total	$ 7,612

COMMITMENTS AND CONTINGENCIES (Lease Discounts) (Details) (Fixed Capacity Commitments [Member], USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
2011	$ 50
2012	50
2013	50
2014	42
2015	38
Thereafter	124
Total fixed capacity payments	354
Less: Amount representing interest	72
Present value of fixed capacity payments	282
Present value of fixed capacity payments, portion classified as current liabilities	34	32
Present value of fixed capacity payments, portion classified as noncurrent liabilities	248	282
Capitalized asset for fixed capacity payments, gross asset	282	314
Capitalized asset for fixed capacity payments, accumulated amortization	$ 126	$ 94

COMMITMENTS AND CONTINGENCIES (Gas Supply, Transportation and Storage) (Details) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Expected capacity per day (in cubic feet) for completed Ruby pipeline	1,500,000,000
Expected contracted capacity per day (in cubic feet) of completed Ruby Pipeline	400,000,000
Payments for natural gas purchases, gas transportation services, and gas storage	$ 1,600,000,000	$ 1,400,000,000	$ 2,700,000,000
Natural Gas, Gas Transportation and Gas Storage Purchases [Member]
2011	710,000,000
2012	273,000,000
2013	191,000,000
2014	170,000,000
2015	161,000,000
Thereafter	1,128,000,000
Total	$ 2,633,000,000

COMMITMENTS AND CONTINGENCIES (Nuclear Fuel Agreements) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Payments for nuclear fuel	$ 144	$ 141	$ 157
Nuclear Fuel Purchase Commitments [Member] | Uranium and Conversion and Enrichment Services [Member]
Percentage coverage of reactor requirements through 2016	100.00%
Nuclear Fuel Purchase Commitments [Member] | Fuel Fabrication Services [Member]
Percentage coverage of reactor requirements through 2017	100.00%
Nuclear Fuel Purchase Commitments [Member]
Length of contract terms, minimum (in years)	1
Length of contract terms, maximum (in years)	14
2011	84
2012	69
2013	105
2014	132
2015	191
Thereafter	1,057
Total	$ 1,638

COMMITMENTS AND CONTINGENCIES (Operating Leases) (Details) (Utility [Member], USD $) In Millions	Dec. 31, 2010
2011	$ 25
2012	22
2013	19
2014	14
2015	11
Thereafter	73
Total	$ 164

COMMITMENTS AND CONTINGENCIES (Leases Narrative) (Details) (Utility [Member], USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Payments for (proceeds from) loans and leases	$ 25	$ 22	$ 41
Expiration dates on operating leases beginning date	2011
Expiration dates on operating leases ending date	2020
Operating rental leases, annual percentage increase, low end	1.00%
Operating rental leases, annual percentage increase, high end	4.00%
Operating rental leases, extension options, years, low end	1
Operating rental leases, extension options, years, high end	5

COMMITMENTS AND CONTINGENCIES (Underground Electric Facilities and Contingencies) (Details) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2010 Utility [Member]
Underground electric, conversion costs committed		$ 236
Underground electric, conversion costs expected low range		42
Underground electric, conversion costs expected high range		60
PG&E retains a guarantee related to certain obligations of its former subsidiary, National Energy & Gas Transmission, Inc.	$ 150

COMMITMENTS AND CONTINGENCIES (Energy Efficiency Programs) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Nov. 15, 2010
Utility final true-up award	$ 29.1
Total Utility incentive revenues for 2006-2008 energy efficiency program cycle	104
Total amount of the incentive award or penalty that could be awarded		$ 189

COMMITMENTS AND CONTINGENCIES (Nuclear Fuel Storage) (Details) (USD $) In Millions	72 Months Ended
	Dec. 31, 2010	Mar. 30, 2010	Dec. 31, 2004
Costs incurred that the Utility sought recovery for			$ 92
Amount of costs awarded by US Court of Federal Claims		89
Costs incurred to build on site spent nuclear fuel storage facilities	$ 205

COMMITMENTS AND CONTINGENCIES (Nuclear Insurance) (Details) (USD $)	Dec. 31, 2010
Additional annual insurance premium due in conjunction with prolonged outage	$ 42,000,000
Coverage for purchased public liability insurance, per incident	375,000,000
Diablo Canyon [Member]
Amount of property damage and business interruption coverage provided by NEIL for Diablo Canyon	3,200,000,000
Maximum public liability per nuclear incident under Price-Anderson Act	12,600,000,000
Maximum available public liability insurance for Diablo Canyon as required by Price-Anderson Act	375,000,000
Maximum public liability claims amount per nuclear event	12,600,000,000
Maximum total payment incurred per event under the loss sharing program	235,000,000
Maximum annual payment incurred per event under the loss sharing program	35,000,000
Humboldt Bay Unit [Member]
Amount of property damage coverage provided by NEIL for Humbolt Bay Unit 3	131,000,000
Amount of indemnification from the NRC for public liability arising from nuclear incidents	500,000,000
Amount of liability insurance for Humboldt bay Unit 3	$ 53,000,000

COMMITMENTS AND CONTINGENCIES (Legal Matters) (Details) (USD $)	Feb. 08, 2011 San Mateo County Superior Court [Member] San Bruno Explosion [Member]	Feb. 08, 2011 San Francisco County Superior Court [Member] San Bruno Explosion [Member]	Dec. 31, 2010 PGE Corporation And Utility [Member] San Bruno Explosion [Member]	Dec. 31, 2009 PGE Corporation And Utility [Member] San Bruno Explosion [Member]	Dec. 31, 2010 San Bruno Explosion [Member]	Feb. 02, 2011 San Bruno Explosion [Member]	Dec. 31, 2010 Utility [Member] San Bruno Explosion [Member]	Dec. 31, 2010 Rancho Cordova Explosion [Member]	Dec. 31, 2010 Utility [Member]
Accrued legal liabilities			$ 55,000,000	$ 57,000,000
Order reduction of operating pressure						20.00%
Exceeded pressure above MAOP						10.00%
Penalties that may be imposed					20,000			20,000
Number of lawsuits	59	5
Number of Plaintiffs	177	11
Claim provision recorded							220,000,000
Estimated maximum amount for 3rd party claims							400,000,000
Utility liability insurance for damages									992,000,000
Utility liability insurance deductible									$ 10,000,000

COMMITMENTS AND CONTINGENCIES (Environmental Remediation Liability) (Details) (Utility [Member], USD $) In Millions	12 Months Ended
Dec. 31, 2010
Balance at December 31, 2009	$ 586
Transfer to regulatory account for recovery	112
Amounts not recoverable from customers	29
Less: Payments	(115)
Balance at December 31, 2010	$ 612

COMMITMENTS AND CONTINGENCIES (Environmental Matters) (Details) (USD $)	12 Months Ended		12 Months Ended
	Dec. 31, 2010	Dec. 31, 2010 Remediation At Utility Natural Gas Compressor Site Near Hinkley, CA [Member]	Dec. 31, 2010 Remediation At Utility Natural Gas Compressor Site Near Hinkley, CA [Member] Utility [Member]	Dec. 31, 2010 Remediation At Utility Natural Gas Compressor Site Near Topock, AZ [Member]	Dec. 31, 2010 Remediation At Divested Generation Facilities [Member]	Dec. 31, 2010 Remediation Costs For Generation And Other Facilities And For Third Party Disposal Sites [Member]	Dec. 31, 2010 Investigation And Or Remediation Costs At Former MGP Sites [Member]	Dec. 31, 2010 Remediation Of Decommissioning Fossil Fueled Sites [Member]	Dec. 31, 2010 Utility [Member]	Dec. 31, 2009 Utility [Member]
Gross environmental remediation liability									$ 612,000,000	$ 586,000,000
Amount of environmental loss accrual for remediation		45,000,000		171,000,000	85,000,000	110,000,000	139,000,000	62,000,000
MGP sites owned and operated by the utility	41
MGP sites that have been or in the process of being remediated	40
Amount of environmental loss accrual expected to be recovered									316,000,000
Authorized recovery of hazardous waste remediation costs			90.00%
Amounts recoverable by Utility as authorized by CPUC and FERC									131,000,000
Recovery of remediation costs for decommissioning fossil-fueled sites	100.00%
Increase in undiscounted future costs in the event other potentially responsible parties are not able to contribute									$ 1,200,000,000

QUARTERLY CONSOLIDATED FINANCIAL DATA (UNAUDITED) (Details) (USD $) In Millions, except Per Share data	12 Months Ended			3 Months Ended								12 Months Ended			3 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2010 PG&E Corporation [Member]	Sep. 30, 2010 PG&E Corporation [Member]	Jun. 30, 2010 PG&E Corporation [Member]	Mar. 31, 2010 PG&E Corporation [Member]	Dec. 31, 2009 PG&E Corporation [Member]	Sep. 30, 2009 PG&E Corporation [Member]	Jun. 30, 2009 PG&E Corporation [Member]	Mar. 31, 2009 PG&E Corporation [Member]	Dec. 31, 2010 PG&E Corporation [Member]	Dec. 31, 2009 PG&E Corporation [Member]	Dec. 31, 2008 PG&E Corporation [Member]	Dec. 31, 2010 Utility [Member]	Sep. 30, 2010 Utility [Member]	Jun. 30, 2010 Utility [Member]	Mar. 31, 2010 Utility [Member]	Dec. 31, 2009 Utility [Member]	Sep. 30, 2009 Utility [Member]	Jun. 30, 2009 Utility [Member]	Mar. 31, 2009 Utility [Member]
Operating revenues	$ 13,841	$ 13,399	$ 14,628	$ 3,621	$ 3,513	$ 3,232	$ 3,475	$ 3,539	$ 3,235	$ 3,194	$ 3,431				$ 3,620	$ 3,513	$ 3,232	$ 3,475	$ 3,539	$ 3,235	$ 3,194	$ 3,431
Operating Income	2,308	2,299	2,261	492	503	695	618	523	607	656	513				494	505	696	619	525	607	657	513
Net Income	1,113	1,234	1,352	254	261	337	261	277	321	392	244	1,099	1,220	1,338	253	265	339	264	267	353	391	239
Income Available for Common Shareholders	$ 1,099	$ 1,220	$ 1,338	$ 250	$ 258	$ 333	$ 258	$ 273	$ 318	$ 388	$ 241	$ 1,099	$ 1,220	$ 1,338	$ 249	$ 262	$ 335	$ 261	$ 263	$ 350	$ 387	$ 236
Net Earnings Per Common Share, Basic	$ 2.86	$ 3.25	$ 3.64	$ 0.63	$ 0.66	$ 0.88	$ 0.69	$ 0.72	$ 0.84	$ 1.03	$ 0.65	$ 2.86	$ 3.25	$ 3.64
Net Earnings Per Common Share, Diluted	$ 2.82	$ 3.2	$ 3.63	$ 0.63	$ 0.66	$ 0.86	$ 0.67	$ 0.71	$ 0.83	$ 1.02	$ 0.65	$ 2.82	$ 3.2	$ 3.63
Common stock price per share, high				$ 48.63	$ 48.34	$ 45	$ 45.63	$ 45.79	$ 41.97	$ 39.11	$ 41.06	$ 48.63	$ 45.79
Common stock price per share, low				$ 45.38	$ 40.52	$ 34.95	$ 40.58	$ 39.74	$ 36.59	$ 34.6	$ 34.5	$ 45.38	$ 39.74

SCHEDULE I - CONDENSED FINANCIAL INFORMATION OF PARENT - (Narrative) (Details) (USD $) In Millions, except Per Share data	12 Months Ended			1 Months Ended												12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Oct. 31, 2010 PG&E Corporation [Member]	Jul. 31, 2010 PG&E Corporation [Member]	Apr. 30, 2010 PG&E Corporation [Member]	Jan. 31, 2010 PG&E Corporation [Member]	Oct. 31, 2009 PG&E Corporation [Member]	Jul. 31, 2009 PG&E Corporation [Member]	Apr. 30, 2009 PG&E Corporation [Member]	Jan. 31, 2009 PG&E Corporation [Member]	Oct. 31, 2008 PG&E Corporation [Member]	Jul. 31, 2008 PG&E Corporation [Member]	Apr. 30, 2008 PG&E Corporation [Member]	Jan. 31, 2008 PG&E Corporation [Member]	Dec. 31, 2010 PG&E Corporation [Member]		Dec. 31, 2009 PG&E Corporation [Member]		Dec. 31, 2008 PG&E Corporation [Member]		Dec. 31, 2008 Elm Power Corporation [Member]
Common stock dividends paid per share				$ 0.455	$ 0.455	$ 0.455	$ 0.42	$ 0.42	$ 0.42	$ 0.42	$ 0.39	$ 0.39	$ 0.39	$ 0.39	$ 0.36
Common Stock Dividends Paid	$ 662	$ 590	$ 546													$ 662	[1]	$ 590	[1]	$ 546	[1]	$ 28

[1]	On January 15, 2010, PG&E Corporation paid a quarterly common stock dividend of $0.42 per share. On April 15, July 15, and October 15, 2010, PG&E Corporation paid quarterly common stock dividends of $0.455 per share.

SCHEDULE I - CONDENSED FINANCIAL INFORMATION OF PARENT - STATEMENTS OF INCOME (Details) (USD $) In Millions, except Per Share data	12 Months Ended			3 Months Ended								12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2010 PG&E Corporation [Member]	Sep. 30, 2010 PG&E Corporation [Member]	Jun. 30, 2010 PG&E Corporation [Member]	Mar. 31, 2010 PG&E Corporation [Member]	Dec. 31, 2009 PG&E Corporation [Member]	Sep. 30, 2009 PG&E Corporation [Member]	Jun. 30, 2009 PG&E Corporation [Member]	Mar. 31, 2009 PG&E Corporation [Member]	Dec. 31, 2010 PG&E Corporation [Member]	Dec. 31, 2009 PG&E Corporation [Member]	Dec. 31, 2008 PG&E Corporation [Member]
Administrative service revenue												$ 53	$ 59	$ 119
Equity in earnings of subsidiaries												1,105	1,231	1,182
Operating expenses	(11,533)	(11,100)	(12,367)									(55)	(61)	(105)
Interest income	9	33	94									1	1	4
Interest expense	(684)	(705)	(728)									(35)	(43)	(30)
Other income (expense)	27	67	(4)									4	11	(46)
Income Before Income Taxes	1,660	1,694	1,623									1,073	1,198	1,124
Income tax benefit	(547)	(460)	(425)									26	22	60
Income from Continuing Operations	1,113	1,234	1,198									1,099	1,220	1,184
Gain on disposal of NEGT														154
Income Available for Common Shareholders	$ 1,099	$ 1,220	$ 1,338	$ 250	$ 258	$ 333	$ 258	$ 273	$ 318	$ 388	$ 241	$ 1,099	$ 1,220	$ 1,338
Weighted Average Common Shares Outstanding, Basic	382	368	357									382	368	357
Weighted Average Common Shares Outstanding, Diluted	392	386	358									392	386	358
Net Earnings Per Common Share, Basic	$ 2.86	$ 3.25	$ 3.64	$ 0.63	$ 0.66	$ 0.88	$ 0.69	$ 0.72	$ 0.84	$ 1.03	$ 0.65	$ 2.86	$ 3.25	$ 3.64
Net Earnings Per Common Share, Diluted	$ 2.82	$ 3.2	$ 3.63	$ 0.63	$ 0.66	$ 0.86	$ 0.67	$ 0.71	$ 0.83	$ 1.02	$ 0.65	$ 2.82	$ 3.2	$ 3.63

SCHEDULE I - CONDENSED FINANCIAL INFORMATION OF PARENT - BALANCE SHEET (Details) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Current Assets
Cash and cash equivalents	$ 291	$ 527	$ 219	$ 345
Income taxes receivable	47	127
Other current assets	193	240
Total current assets	5,542	5,657
Noncurrent Assets
Equipment	46,289	43,080
Accumulated depreciation	(14,840)	(14,188)
Net equipment	31,449	28,892
Other	614	379
TOTAL ASSETS	46,025	42,945
Current Liabilities
Accounts payable - other	379	349
Long-term debt, classified as current	809	342
Income taxes payable	77	214
Other	1,558	1,501
Total current liabilities	7,185	6,813
Noncurrent Liabilities
Long-term debt	10,906	10,381
Other	2,085	2,116
Total noncurrent liabilities	27,306	25,547
Common Shareholders' Equity
Common stock issued, net	6,878	6,280
Reinvested earnings	4,606	4,213
Accumulated other comprehensive loss	202	160
Total shareholders' equity	11,282	10,333
TOTAL LIABILITIES AND EQUITY	46,025	42,945
PG&E Corporation [Member]
Current Assets
Cash and cash equivalents	240	193	167	204
Advances to affiliates	25	20
Deferred income taxes	5	3
Income taxes receivable	1	9
Other current assets		5
Total current assets	271	230
Noncurrent Assets
Equipment	14	14
Accumulated depreciation	(14)	(13)
Net equipment		1
Investments in subsidiaries	11,618	10,935
Other investments	89	84
Deferred income taxes	116	32
Other	2	4
Total noncurrent assets	11,825	11,056
TOTAL ASSETS	12,096	11,286
Current Liabilities
Accounts payable - related parties	106	32
Accounts payable - other	3	2
Long-term debt, classified as current		247
Income taxes payable	1	12
Other	213	199
Total current liabilities	323	492
Noncurrent Liabilities
Long-term debt	349	348
Income taxes payable	48	14
Other	94	99
Total noncurrent liabilities	491	461
Common Shareholders' Equity
Common stock issued, net	6,878	6,280
Reinvested earnings	4,606	4,213
Accumulated other comprehensive loss	(202)	(160)
Total shareholders' equity	11,282	10,333
TOTAL LIABILITIES AND EQUITY	$ 12,096	$ 11,286

SCHEDULE I - CONDENSED FINANCIAL INFORMATION OF PARENT - STATEMENTS OF CASH FLOWS (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2010 PG&E Corporation [Member]		Dec. 31, 2009 PG&E Corporation [Member]		Dec. 31, 2008 PG&E Corporation [Member]
Cash Flows from Operating Activities:
Net income	$ 1,113	$ 1,234	$ 1,352	$ 1,099		$ 1,220		$ 1,338
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization				38		20		27
Equity In earnings of subsidiaries				(1,105)		(1,231)		(1,180)
Deferred income taxes and tax credits, net	756	809	590	19
Noncurrent income taxes receivable/payable				34		(9)		(108)
Current income taxes receivable/payable				(1)		148		46
Other	(351)	(305)	(152)	(50)		(13)		(150)
Net cash provided by (used in) operating activities	3,206	3,039	2,763	34		135		(27)
Cash Flows From Investing Activities:
Investment in subsidiaries				(340)		(721)		(275)
Dividends received from subsidiaries				716		624		596
Other	70	(19)	11	(4)		10		(12)
Net cash provided by (used in) investing activities	(3,857)	(3,336)	(3,652)	372		(87)		309
Cash Flows From Financing Activities:
Proceeds from issuance of long-term debt, net of discount and issuance costs of $2 in 2009	1,327	1,730	2,185			348	[1]
Common stock issued	303	219	225	303	[1]	219	[1]	225	[1]
Common stock dividends paid	(662)	(590)	(546)	(662)	[1]	(590)	[1]	(546)	[1]
Other	(88)	(17)	(49)			1	[1]	2	[1]
Net cash provided by (used in) financing activities	415	605	763	(359)	[1]	(22)	[1]	(319)	[1]
Net change in cash and cash equivalents	(236)	308	(126)	47		26		(37)
Cash and cash equivalents at January 1	527	219	345	193		167		204
Cash and cash equivalents at December 31	291	527	219	240		193		167
Proceeds from issuance of long-term debt, discount and issuance costs	$ 23	$ 29	$ 19			$ 2

[1]	On January 15, 2010, PG&E Corporation paid a quarterly common stock dividend of $0.42 per share. On April 15, July 15, and October 15, 2010, PG&E Corporation paid quarterly common stock dividends of $0.455 per share.

SCHEDULE II - CONSOLIDATED VALUATION AND QUALIFYING ACCOUNTS (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Allowance for uncollectible accounts, Balance at Beginning of Period	$ 68	[1],[2]	$ 76	[1],[2]	$ 58	[1],[2]
Allowance for uncollectible accounts, Charged to Costs and Expenses	56	[1],[2]	68	[1],[2]	68	[1],[2]
Allowance for uncollectible accounts, Charged to Other Accounts					11	[1],[2]
Allowance for uncollectible accounts, Deductions	43	[1],[2],[3]	76	[1],[2],[3]	61	[1],[2],[3]
Allowance for uncollectible accounts, Balance at End of Period	$ 81	[1],[2]	$ 68	[1],[2]	$ 76	[1],[2]

[1]	Allowance for uncollectible accounts does not include NEGT.
[2]	Allowance for uncollectible accounts is deducted from "Accounts receivable-Customers, net."
[3]	Deductions consist principally of write-offs, net of collections of receivables previously written off.